UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL INDEMNITY plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.
	(3)	Filing Party:
	(4)	Date Filed:

GLOBAL INDEMNITY PLC

SPECIAL SCHEME MEETING AND EXTRAORDINARY GENERAL MEETING OF HOLDERS

OF ORDINARY SHARES TO BE HELD ON [●], 2016

[●], 2016

To the Holders of A ordinary shares and B Ordinary Shares of Global Indemnity plc (“GI Ireland”):

On [●], 2016, commencing at [●] [a.m./p.m.], local time, we will hold two special meetings of holders of our ordinary shares at our registered office located at 25/28 North Wall Quay, Dublin 1 Ireland.

At these meetings, you will be asked to vote on a number of proposals, including proposals for a “scheme of arrangement” under Irish law that would change the ultimate holding company of the Global Indemnity group of companies from an entity incorporated in Ireland to an entity incorporated in the Cayman Islands (“Cayman”).

Our Board of Directors has determined that replacing the current holding company of the Global Indemnity group of companies, an entity incorporated in Ireland, with an entity incorporated in Cayman and the other proposals referenced below are in the interests of GI Ireland, its operations and its shareholders. In summary, our Board of Directors believes that simplifying our corporate and tax structure by reverting to a structure where the holding company of the Global Indemnity group of companies is an entity incorporated in the Cayman Islands would be in the best interest of GI Ireland and its shareholders, that the Cayman Islands has a business friendly regulatory environment and a predictable legal framework that simultaneously provides both corporate certainty and shareholder protections, and that the Cayman Islands presents a flexible and stable legal and corporate governance framework, which allows a company’s board of directors latitude to exercise its judgment in what it deems to be in the best interests of the company, particularly with respect to extraordinary transactions. The reasons for the transaction and the other proposals are discussed in further detail in the accompanying proxy statement.

Completion of the proposed scheme of arrangement will result in the cancellation of your A ordinary shares and/or B ordinary shares (together, the A ordinary shares and B ordinary shares, the “GI Ireland ordinary shares”) in GI Ireland, and the replacement of those shares with an equal number of A ordinary shares and/or B ordinary shares, respectively, issued by Global Indemnity Limited, a Cayman exempted company (“GI Cayman”).

Following completion of the transaction, the A ordinary shares of our ultimate parent company will be listed on the Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “GBLI” and will be registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, and be subject to the same SEC reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 and the applicable corporate governance rules of Nasdaq. We will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles. GI Cayman will no longer be required to provide you with our Irish Statutory Accounts prepared in accordance with Irish law, but we will in the ordinary course provide you with customary financial information in accordance with our established historical practices.

In addition to the proposals relating to the scheme of arrangement, we are also asking you to approve the following additional proposals at the extraordinary general meeting (as more fully described in the accompanying “scheme circular” and set out in the Notice Of Extraordinary General Meeting at Annex E):

•	To approve a reduction of our capital under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect a cancellation of our outstanding GI Ireland ordinary shares, other than any shares held by GI Cayman and, for the avoidance of doubt, the Deferred Shares of €1 each in the Capital of GI Ireland (“Deferred Share”) and any shares in the capital of GI Ireland held as treasury shares with the meaning of Section 106 of the Companies Act 2014 of Ireland (“Treasury Shares”), in connection with the scheme of arrangement.

•	To approve the terms of the acquisition of GI Ireland ordinary shares by GI Cayman prior to the scheme of arrangement, in connection with the scheme of arrangement.

•	To approve the authorization of the directors of GI Ireland to allot ordinary shares in GI Ireland to GI Cayman up to an amount equal to the nominal value of the ordinary shares in GI Ireland which are to be cancelled in connection with the scheme of arrangement.

•	To approve the application by GI Ireland of a reserve credit, arising on its books of account as a result of the cancellation of GI Ireland ordinary shares in connection with the scheme of arrangement, to pay up in full at par the ordinary shares allotted to GI Cayman in connection with the scheme of arrangement.

•	To approve an amendment to the memorandum of association of GI Ireland to grant GI Ireland a new object enabling it to enter into the scheme of arrangement.

•	To approve an amendment to the articles of association of GI Ireland to (i) provide that the allotment or issue of all ordinary shares in GI Ireland on or after the amendment to the articles of association and before the capital of GI Ireland is reduced by the cancellation of the GI Ireland ordinary shares, (other than any shares held by GI Cayman, and for the avoidance of doubt the Deferred Shares and any Treasury Shares) being any GI Ireland ordinary shares in issue before 5:00 p.m. (Eastern Standard Time) and 10:00 p.m. (Irish time) on the day before the hearing at which the Scheme of Arrangement is sanctioned (the “Cancellation Record Time”) will be subject to the Scheme of Arrangement; (ii) allow GI Cayman to transfer to itself, or to any person on its behalf, any ordinary shares in GI Ireland allotted or issued to any person on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of GI Ireland that are not subject to the Scheme of Arrangement; (iii) allow GI Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (ii) above; and GI Cayman to appoint an attorney to exercise rights attached to those shares and (iv) disapply rights of pre-emption to ordinary shares in GI Ireland allotted and issued pursuant to the Scheme of Arrangement.

•	To approve motions to adjourn each meeting to a later date to solicit additional proxies, in the discretion of the chairman of the meeting, if there are insufficient proxies to approve the meeting proposals at the time of each applicable shareholder meeting.

The accompanying proxy statement provides important information about the meeting proposals described above. We encourage you to read the entire document carefully, including the “Risk Factors” section beginning on page 28 of the accompanying proxy statement, before voting. You are entitled to vote by attending the meetings or by appointing a proxy. It is not necessary that the proxy appointed by you be a shareholder of GI Ireland.

Your vote is very important. Your Board of Directors unanimously recommends that you vote “FOR” all of the above proposals.

To ensure that your GI Ireland ordinary shares are voted in accordance with your wishes, please mark, date, sign and return both the accompanying proxy cards (one blue for the scheme meeting, and one white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible.

If you hold your GI Ireland ordinary shares in “street name” through a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), please follow the voting instructions provided by your broker, which may include an option to instruct the broker or nominee by telephone on how to vote.

Please note that holders of GI Ireland ordinary shares through brokers or nominees may be required to submit voting instructions to their applicable broker or nominee at or prior to a deadline which is before [●], 2016 and such holders should therefore follow the separate instructions that will be provided by such broker or nominee.

If you have any questions about the meetings or require assistance, please call Georgeson LLC, our proxy solicitor, at (866) 767-8989 (toll-free within the United States) or at (781) 575-2137 (outside the United States).

On behalf of GI Ireland’s Board of Directors, thank you for your continued support.

Sincerely,

[Insert signature]	[Insert signature]
Cynthia Y. Valko	Saul A. Fox
Chief Executive Officer	Chairman of the Board of Directors

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the contemplated scheme of arrangement or determined if the accompanying proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement related to the GI Ireland ordinary shares is dated [●], 2016 and is first being mailed to the holders of GI Ireland’s ordinary shares on or about [●], 2016.

SUMMARY OF NOTICES OF THE SPECIAL SCHEME MEETING

AND THE EXTRAORDINARY GENERAL

MEETING OF THE HOLDERS OF GLOBAL INDEMNITY PLC A ORDINARY SHARES AND B

ORDINARY SHARES

TO BE HELD ON [●], 2016

To the Holders of A ordinary shares and B ordinary shares of Global Indemnity plc (together the A ordinary shares and B ordinary shares, the “GI Ireland ordinary shares”):

On [●], 2016, Global Indemnity plc, a public limited company organized under the laws of Ireland (“GI Ireland”), will hold a special meeting (the “scheme meeting”) of the holders of GI Ireland A ordinary shares and B ordinary shares (the “shareholders”), which will commence at [●] [a.m./p.m.], local time, and an extraordinary general meeting (the “extraordinary general meeting”) of shareholders, which will commence at [●] [a.m./p.m.], local time (or as soon thereafter as the scheme meeting concludes or is adjourned), in order to approve certain proposals, including a proposal related to a scheme of arrangement under Irish law. We sometimes refer to these meetings together as the “shareholder meetings.” The shareholder meetings will be held at our office at 25/28 North Wall Quay, Dublin 1, Ireland. Shareholders are being asked to vote on the following matters:

At the scheme meeting:

•	To approve the scheme of arrangement substantially in the form attached as Annex A to the accompanying proxy statement (the “Scheme of Arrangement”), pursuant to which (i) GI Ireland ordinary shares (other than GI Ireland ordinary shares held by Global Indemnity Limited (“GI Cayman”), and for the avoidance of doubt, the Deferred Shares and any Treasury Shares) will be cancelled, (ii) the reserves created on cancellation of the GI Ireland ordinary shares will be used to issue GI Ireland ordinary shares to GI Cayman and (iii) in return for such issuance of new GI Ireland ordinary shares to GI Cayman, GI Cayman will issue A ordinary shares, par value $0.0001 per share, and B ordinary shares, par value $0.0001 per share (together, the “GI Cayman ordinary shares”) to the holders of GI Ireland ordinary shares. Pursuant to the Scheme of Arrangement, each shareholder will receive one GI Cayman A ordinary share for each GI Ireland A ordinary share owned by such shareholder prior to the scheme of arrangement and one GI Cayman B ordinary share for each GI Ireland B ordinary share owned by such shareholder prior to the scheme of arrangement.

We refer to this proposal (Proposal Number One) as the “Scheme of Arrangement Proposal.”

At the extraordinary general meeting:

•	If the Scheme of Arrangement Proposal is approved, to approve at the extraordinary general meeting the Scheme of Arrangement by and on behalf of GI Ireland.

We refer to this proposal (Proposal Number Two) as the “EGM Scheme of Arrangement Proposal.”

•	If the Scheme of Arrangement Proposal is approved, to approve a reduction of capital of GI Ireland under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect the cancellation of GI Ireland ordinary shares contemplated by the Scheme of Arrangement.

We refer to this proposal (Proposal Number Three) as the “Capital Reduction Proposal.”

•	If the Scheme of Arrangement Proposal is approved, to approve the terms of the acquisition of GI Ireland ordinary shares by GI Cayman in connection with the Scheme of Arrangement.

We refer to this proposal (Proposal Number Four) as the “Share Acquisition Proposal.”

•	If the Scheme of Arrangement Proposal is approved, to approve the authorization of the directors of GI Ireland to allot ordinary shares in GI Ireland to GI Cayman up to an amount equal to the nominal value of the ordinary shares cancelled in connection with the Scheme of Arrangement.

We refer to this proposal (Proposal Number Five) as the “Directors’ Allotment Authority Proposal.”

•	If the Scheme of Arrangement Proposal is approved, to approve the application by GI Ireland of a reserve credit, arising on its books of account as a result of the cancellation of ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the ordinary shares allotted to GI Cayman in connection with the Scheme of Arrangement.

We refer to this proposal (Proposal Number Six) as the “Ireland Reserve Application Proposal.”

•	If the Scheme of Arrangement Proposal is approved, to approve an amendment to the memorandum of association of GI Ireland to grant GI Ireland a new object enabling it to enter into the Scheme of Arrangement.

We refer to this proposal (Proposal Number Seven) as the “Ireland Memorandum Amendment Proposal.”

•	If the Scheme of Arrangement Proposal is approved, to approve an amendment to the articles of association of GI Ireland to (i) provide that the allotment or issue of all ordinary shares in GI Ireland on or after the amendment to the articles of association and before the Cancellation Record Time (as defined below) will be subject to the Scheme of Arrangement; (ii) allow GI Cayman to transfer to itself, or to any person on its behalf, any ordinary shares in GI Ireland allotted or issued to any person on or after 5:00 p.m. (Eastern Standard Time) and 10:00 p.m. (Irish time) on the day before the hearing at which the Scheme of Arrangement is sanctioned (the “Cancellation Record Time”), or otherwise issued after the amendment to the articles of association of GI Ireland that are not subject to the Scheme of Arrangement; (iii) allow GI Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (ii) above and GI Cayman to appoint an attorney to exercise rights attached to those shares; and (iv) disapply rights of pre-emption to ordinary shares in GI Ireland allotted or issued pursuant to the Scheme of Arrangement.

We refer to this proposal (Proposal Number Eight) as the “Ireland Articles Amendment Proposal.”

At both shareholder meetings:

•	To approve motions to adjourn each meeting to a later date to solicit additional proxies, in the discretion of the chairman of the meeting, if there are insufficient proxies to approve the meeting proposals at the time of each applicable shareholder meeting.

We refer to such proposals as the “Adjournment Proposals.”

The proposals contemplated by this proxy statement, including the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Share Acquisition Proposal, the Director’s Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal, the Ireland Articles Amendment Proposal, and the Adjournment Proposals, are sometimes referred to herein as the “meeting proposals.”

The transactions contemplated by the Scheme of Arrangement, including the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal and, if approved, the Share Acquisition Proposal, are sometimes referred to herein as the “Transaction.”

Approval of each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal by our shareholders is a condition to the Scheme of Arrangement becoming effective.

The formal notices of the scheme meeting and the extraordinary general meeting are provided as attachments to the accompanying proxy statement as Annexes D and E, respectively, and should be read closely. This summary does not constitute the formal notice in respect of either of those meetings.

If any other matters properly come before either of the shareholder meetings or any adjournments of either of such shareholder meetings, the persons named in the proxy card will have the authority to vote the GI Ireland ordinary shares represented by all properly executed proxies in their discretion. The Board of Directors of GI Ireland currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

The GI Ireland Board of Directors has set [●], 2016 as the record date for the scheme meeting and for the extraordinary general meeting. This means that only those persons who were holders of GI Ireland ordinary shares at the close of business on the record date will be entitled to attend and vote at the shareholder meetings and any adjournments thereof.

The scheme meeting is being convened by the directors of GI Ireland. If the GI Ireland shareholders approve each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal and the other conditions to the Scheme of Arrangement have been satisfied or waived (and we do not abandon the Scheme of Arrangement), we will proceed to seek the sanction of the High Court of Ireland (the “Irish High Court”) in respect of the Scheme of Arrangement and the Capital Reduction Proposal. Our Irish counsel has advised us that the Irish High Court is unlikely to sanction the Scheme of Arrangement until all conditions to the Transaction have been satisfied or waived. Sanction of the Irish High Court must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the hearing before the Irish High Court regarding sanction of the Scheme of Arrangement (the “Sanction Hearing”) to be held on or about [●], 2016. If you are a GI Ireland shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so by giving proper written notice to A&L Goodbody Solicitors (Reference MJW/JGG), North Wall Quay, IFSC, Dublin 1 as Irish legal advisers to GI Ireland not less than two weeks before the date of such hearing. GI Ireland will not object to the participation in the Sanction Hearing by any person who holds shares through a broker or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

The accompanying proxy statement and proxy cards (one blue for the scheme meeting, and one white for the extraordinary general meeting) are first being sent to GI Ireland shareholders on or about [●], 2016 and contain additional information on how to attend the shareholder meetings and vote any ordinary shares you own in person at the shareholder meetings.

Proof of ownership of GI Ireland ordinary shares as of the record date, as well as a form of personal photo identification, must be presented to be admitted to the shareholder meetings.

If you hold your GI Ireland ordinary shares in the name of a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), and you plan to attend the shareholder meetings, you must present proof of your ownership of those shares as of the record date, such as a bank or brokerage account statement or letter from your broker or other nominee, together with a form of personal photo identification, to be admitted to the shareholder meetings. In addition, you may not vote your GI Ireland ordinary shares in person at the shareholder meetings unless you obtain an “instrument of proxy” from the broker or nominee that holds your GI Ireland ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy”.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SHAREHOLDER MEETINGS, PLEASE TAKE THE NECESSARY STEPS TO VOTE AT THE MEETING.

IF YOU ARE A REGISTERED SHAREHOLDER, YOU SHOULD MARK, DATE, SIGN AND RETURN BOTH ACCOMPANYING PROXY CARDS (ONE BLUE FOR THE SCHEME MEETING, AND ONE WHITE FOR THE EXTRAORDINARY GENERAL MEETING) IN THE ENCLOSED, POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE.

IF YOU HOLD YOUR GI IRELAND ORDINARY SHARES IN “STREET NAME” THROUGH A BROKER OR NOMINEE, PLEASE FOLLOW THE VOTING INSTRUCTIONS PROVIDED TO YOU BY SUCH BROKER OR NOMINEE, WHICH MAY INCLUDE AN OPTION TO INSTRUCT THE BROKER OR NOMINEE BY TELEPHONE ON HOW TO VOTE.

PLEASE NOTE THAT HOLDERS OF GI IRELAND ORDINARY SHARES THROUGH A BROKER OR NOMINEE MAY BE REQUIRED TO SUBMIT VOTING INSTRUCTIONS TO THEIR APPLICABLE BROKER OR NOMINEE AT OR PRIOR TO THE DEADLINE APPLICABLE FOR THE SUBMISSION BY GI IRELAND SHAREHOLDERS AND SUCH HOLDERS SHOULD THEREFORE FOLLOW THE SEPARATE INSTRUCTIONS THAT WILL BE PROVIDED BY SUCH NOMINEE.

The accompanying proxy statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page 134 of the accompanying proxy statement for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request by contacting us at:

Global Indemnity plc

Investor Relations

25/28 North Wall Quay

Dublin 1, Ireland (ref. MJW/JGG)

Telephone: +353 (0)1 494 891407

Email: info@globalindemnity.ie

To ensure timely delivery of these documents, any request should be made no later than [●], 2016. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in the accompanying proxy statement.

GLOBAL INDEMNITY PLC

PROXY STATEMENT

For the Special Scheme Meeting and the Extraordinary General Meeting

of the Holders of Global Indemnity plc A Ordinary Shares and B Ordinary Shares

to be held on [●], 2016

This proxy statement, which also constitutes the “scheme circular” required to be sent to shareholders under Section 452 of the Companies Act 2014 of Ireland, is furnished to the holders of A ordinary shares and B ordinary shares (the “shareholders”) of Global Indemnity plc, a public limited company organized under the laws of Ireland (“GI Ireland”), in connection with the solicitation of proxies on behalf of the board of directors of GI Ireland (the “Board”) to be voted at the special scheme meeting of shareholders (the “scheme meeting”) and the extraordinary general meeting of shareholders (the “extraordinary general meeting”) to be held on [●], 2016, and any adjournments thereof, at the times and place and for the purposes set forth in the accompanying notices of the scheme meeting and the extraordinary general meeting. We sometimes refer to these meetings together as the “shareholder meetings.” This proxy statement and the accompanying proxy cards (one blue proxy card for the scheme meeting, and one white proxy card for the extraordinary general meeting) are first being sent to shareholders on or about [●], 2016. Please mark, date, sign and return both enclosed proxy cards (one blue for the scheme meeting, and one white for the extraordinary general meeting) to ensure that all of your GI Ireland A ordinary shares, par value $0.0001 per share and B ordinary shares, par value $0.0001 per share (together, the “GI Ireland ordinary shares”), are represented at the shareholder meetings.

GI Ireland ordinary shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, “FOR” each of the meeting proposals set forth in this proxy statement. You may revoke your proxy at any time before it is exercised at the shareholder meetings by timely delivery of a properly executed, later-dated proxy with respect to the shareholder meetings to GI Ireland. You may also notify our Secretary in writing before the shareholder meetings that you are revoking your proxy with respect to the shareholder meetings.

The Board has set [●], 2016 as the record date (the “record date”) for the scheme meeting and for the extraordinary general meeting. This means that only those persons who were holders of GI Ireland ordinary shares at the close of business on [●], 2016 will be entitled to attend and vote at the shareholder meetings and any adjournments thereof. As of the record date, [            ] GI Ireland A ordinary shares and [            ] GI Ireland B ordinary shares were issued and outstanding.

Only holders of GI Ireland ordinary shares as of the record date are invited to attend the shareholder meetings. For registered shareholders we have enclosed two proxy cards – one blue proxy card for the scheme meeting, and one white proxy card for the extraordinary general meeting. Please complete, sign and return both proxy cards.

Proof of ownership of GI Ireland ordinary shares as of the record date, as well as a form of personal photo identification, must be presented to be admitted to the shareholder meetings.

If you hold your GI Ireland ordinary shares in “street name” beneficially though a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), you must follow the procedures required by your broker or nominee to appoint or revoke a proxy with respect to the shareholder meetings. You should contact your broker or nominee directly for more information on these procedures.

In addition, if you wish to attend the special meetings in person and you either hold your GI Ireland ordinary shares in “street name” beneficially though a broker or nominee, you must present proof of your ownership of those shares as of the record date, such as a bank or brokerage account statement or letter from your bank, broker or other nominee, together with a form of personal photo identification, to be admitted to the shareholder meetings. In addition, you may not vote your GI Ireland ordinary shares in person at the shareholder meetings unless you obtain an “instrument of proxy” from the broker or nominee that holds your GI Ireland ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy”.

STRUCTURE OF THE TRANSACTION

In Proposal Number One (the “Scheme of Arrangement Proposal”), we are seeking your approval at the scheme meeting with respect to a scheme of arrangement under Sections 449 to 455 of the Irish Companies Act 2014, substantially in the form attached as Annex A to this proxy statement (the “Scheme of Arrangement”), that, once it becomes effective, will result in you owning ordinary shares of Global Indemnity Limited, a Cayman Islands exempted company (“GI Cayman”), instead of GI Ireland ordinary shares.

In Proposal Number Two (the “EGM Scheme of Arrangement Proposal”), we are seeking your approval at the extraordinary general meeting with respect to the Scheme of Arrangement. This second approval at the extraordinary general meeting is being sought to fulfill a requirement of Irish law.

In Proposal Number Three (the “Capital Reduction Proposal”), we are seeking your approval at the extraordinary general meeting of a capital reduction under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect the cancellation of GI Ireland ordinary shares contemplated by the Scheme of Arrangement.

In Proposal Number Four (the “Share Acquisition Proposal”), we are seeking your approval at the extraordinary general meeting of the terms of the acquisition of GI Ireland ordinary shares by GI Cayman prior to the Scheme of Arrangement, in connection with the Scheme of Arrangement. This is to avoid any doubt on the validity of that acquisition under Irish company law.

In Proposal Number Five (the “Directors’ Allotment Authority Proposal”), we are seeking your approval at the extraordinary general meeting of the authorization of the directors of GI Ireland to allot ordinary shares in GI Ireland to GI Cayman up to an amount equal to the nominal value of the ordinary shares cancelled in connection with the Scheme of Arrangement.

In Proposal Number Six (the “Ireland Reserve Application Proposal”), we are seeking your approval at the extraordinary general meeting of the application by GI Ireland of a reserve credit, arising on its books of account as a result of the cancellation of GI Ireland ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the GI Ireland ordinary shares allotted to GI Cayman in connection with the Scheme of Arrangement.

In Proposal Number Seven (the “Ireland Memorandum Amendment Proposal”), we are seeking your approval at the extraordinary general meeting of the application by GI Ireland of an amendment to the memorandum of association of GI Ireland to grant GI Ireland a new object enabling it to enter into the Scheme of Arrangement.

In Proposal Number Eight (the “Ireland Articles Amendment Proposal”), we are seeking your approval at the extraordinary general meeting of an amendment to the articles of association of GI Ireland to (1) provide that the allotment or issue of all ordinary shares in GI Ireland on or after the amendment to the articles of association and before 5:00 p.m. (Eastern Standard Time) and 10:00 p.m. (Irish time) on the day before the hearing at which the Scheme of Arrangement is sanctioned (the “Cancellation Record Time”) will be subject to the Scheme of Arrangement; (2) allow GI Cayman to transfer to itself, or to any person on its behalf, any ordinary shares in GI Ireland allotted or issued to any person on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of GI Ireland that are not subject to the Scheme of Arrangement; (3) allow GI Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above and GI Cayman to appoint an attorney to exercise rights attached to those shares; and (4) disapply rights of pre-emption to ordinary shares in GI Ireland allotted or issued pursuant to the Scheme of Arrangement.

GI Cayman proposes to acquire shares of GI Ireland. If the Scheme of Arrangement becomes effective, (i) all of the existing ordinary shares of GI Ireland will be cancelled, other than the GI Ireland ordinary shares held by GI Cayman and for the avoidance of doubt, the Deferred Shares of €1 each in the Capital of GI Ireland (“Deferred Share”) and any shares in the capital of GI Ireland held as treasury shares with the meaning of Section 106 of the Companies Act 2014 of Ireland (“Treasury Shares”), (ii) GI Ireland will issue shares to GI Cayman equal to the number of shares cancelled pursuant to (i) above using the reserve created by the cancellation of the GI Ireland ordinary shares, and (iv) in return for such issuance of GI Ireland ordinary shares to GI Cayman, GI Cayman will issue A ordinary shares and B ordinary shares of GI Cayman, par value $0.0001 per share (together, the “GI Cayman ordinary shares”), to existing GI Ireland shareholders whose shares were cancelled pursuant to (i) above. As a result of the Scheme of Arrangement, each shareholder of GI Ireland will receive one GI Cayman ordinary share for each GI Ireland ordinary share owned by such shareholder, except GI Cayman which will retain its initial shares in GI Ireland.

Several steps are required in order for us to effect the Scheme of Arrangement, including holding the scheme meeting. We will hold the scheme meeting to approve the Scheme of Arrangement on [●], 2016. If each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal are approved by the shareholders and the other conditions to the Scheme of Arrangement have been satisfied or waived (and we do not abandon the Scheme of Arrangement), we will seek the sanction of the High Court of Ireland (the “Irish High Court”) of the Scheme of Arrangement and the Capital Reduction Proposal at the Sanction Hearing.

If we obtain the requisite approvals from our shareholders and the Irish High Court and if all of the other conditions to the Scheme of Arrangement are satisfied or, if allowed by law, waived, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office within 21 days. Registration of that order by the Registrar of Companies will cause the Scheme of Arrangement to become effective before the opening of trading of the GI Ireland A ordinary shares on the Nasdaq Global Select Market (“Nasdaq”) on the date of such registration (the “Effective Time”). The Effective Time will depend on factors such as any postponement or adjournment of the Sanction Hearing.

At the Effective Time, the following steps will occur effectively simultaneously in the following order:

1.	all of the existing ordinary shares of GI Ireland will be cancelled, other than the GI Ireland ordinary shares held by GI Cayman, and for the avoidance of doubt, the Deferred Shares and any Treasury Shares;

2.	GI Ireland will issue shares to GI Cayman equal to the number and categories of shares cancelled pursuant to step 1 above using the reserve created by the cancellation of the GI Ireland ordinary shares; and

3.	in return for such issuance of GI Ireland ordinary shares to GI Cayman, GI Cayman will issue GI Cayman ordinary shares to existing GI Ireland shareholders whose shares were cancelled pursuant to step 1 above. Each shareholder other than GI Cayman will receive one GI Cayman A ordinary share for each GI Ireland A ordinary share held and one GI Cayman B ordinary share for each GI Ireland B ordinary share held.

As a result of the Scheme of Arrangement, the holders of GI Ireland ordinary shares will become holders of GI Cayman ordinary shares and GI Cayman will own all of the outstanding GI Ireland ordinary shares. The members of the Board of GI Ireland then in office will become the members of the Board of Directors of GI Cayman at the Effective Time.

After the Effective Time, you will continue to own an interest in the ultimate holding company of the Global Indemnity group of companies, which will conduct the same business operations through its subsidiaries as are conducted by GI Ireland through its subsidiaries before the Effective Time. The number and class of GI Cayman ordinary shares you will own will be the same as the number and class of GI Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in Global Indemnity will remain unchanged other than a non-material concentration of value as the GI Ireland ordinary shares held by GI Cayman will not be cancelled and therefore, no equivalent GI Cayman ordinary shares will be issued.

At [●], 2016, [            ] GI Ireland A ordinary shares and [            ] GI Ireland B ordinary shares were issued and outstanding.

The transactions contemplated by the Scheme of Arrangement, including the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal and, if approved, the Share Acquisition Proposal, are sometimes referred to herein as the “Transaction.”

If, and only if, the Transaction is consummated, GI Ireland will be liquidated and following the effectiveness of such liquidation, GI Ireland’s direct, wholly owned subsidiary United America Indemnity, Ltd. will become a direct, wholly owned subsidiary of GI Cayman. If the Transaction is consummated, the liquidation of GI Ireland is expected to occur before the end of 2016.

We use the terms “GI,” “we,” “our company,” “the company,” “our” and “us” in this proxy statement to refer to Global Indemnity plc and its subsidiaries prior to the Scheme of Arrangement and to refer to Global Indemnity Limited and its subsidiaries after the Scheme of Arrangement.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE OTHER PROPOSALS

1.	Q: What am I being asked to vote on at the shareholder meetings?

A:	Shareholders are being asked to vote on the following matters:

At the scheme meeting:

•	To approve the Scheme of Arrangement, pursuant to which: (i) all of the existing ordinary shares of GI Ireland will be cancelled, other than the GI Ireland ordinary shares held by GI Cayman, and for the avoidance of doubt the Deferred Shares and any Treasury Shares; (ii) GI Ireland will issue shares to GI Cayman equal to the number of shares cancelled pursuant to (i) above using the reserve created by the cancellation of the GI Ireland ordinary shares; and (iii) in return for such issuance of GI Ireland ordinary shares to GI Cayman, GI Cayman will issue GI Cayman ordinary shares to existing GI Ireland shareholders whose shares were cancelled pursuant to (i) above. Pursuant to the Scheme of Arrangement, each shareholder of GI Ireland will receive one GI Cayman A ordinary share for each GI Ireland A ordinary share owned by such shareholder and will receive one GI Cayman B ordinary share for each GI Ireland B ordinary share held by such shareholder, except GI Cayman which will retain its initial shares in GI Ireland.

At the extraordinary general meeting:

•	If the Scheme of Arrangement Proposal is approved, to approve the Scheme of Arrangement by and on behalf of GI Ireland.

•	If the Scheme of Arrangement Proposal is approved, to approve a reduction of capital of GI Ireland under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect the cancellation of GI Ireland ordinary shares contemplated by the Scheme of Arrangement.

•	If the Scheme of Arrangement Proposal is approved, to approve the terms of the acquisition of GI Ireland ordinary shares by GI Cayman, in connection with the Scheme of Arrangement. This is to avoid any doubt on the validity of that acquisition under Irish company law.

•	If the Scheme of Arrangement Proposal is approved, to approve the authorization of the directors of GI Ireland to allot ordinary shares in GI Ireland to GI Cayman up to an amount equal to the nominal value of the ordinary shares cancelled in connection with the Scheme of Arrangement.

•	If the Scheme of Arrangement Proposal is approved, to approve the application by GI Ireland of a reserve credit, arising on its books of account as a result of the cancellation of ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the ordinary shares allotted to GI Cayman in connection with the Scheme of Arrangement.

•	If the Scheme of Arrangement Proposal is approved, to approve an amendment to the memorandum of association of GI Ireland to grant GI Ireland a new object enabling it to enter into the Scheme of Arrangement.

•	If the Scheme of Arrangement Proposal is approved, to approve an amendment to the articles of association of GI Ireland to (i) provide that the allotment or issue of all ordinary shares in GI Ireland on or after the amendment to the articles of association and before the Cancellation Record Time will be subject to the Scheme of Arrangement; (ii) allow GI Cayman to transfer to itself, or to any person on its behalf, any ordinary shares in GI Ireland allotted or issued to any person on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of GI Ireland that are not subject to the Scheme of Arrangement; (iii) allow GI Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (ii) above and GI Cayman to appoint an attorney to exercise the rights attached to those shares; and (iv) disapply rights of pre-emption to ordinary shares in GI Ireland allotted or issued pursuant to the Scheme of Arrangement.

At both of the shareholder meetings:

•	To approve motions to adjourn each meeting to a later date to solicit additional proxies, in the discretion of the chairman of the meeting, if there are insufficient proxies to approve the meeting proposals at the time of each applicable shareholder meeting.

We refer to such proposals as the “Adjournment Proposals”. The proposals contemplated by this proxy statement, including the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Share Acquisition Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal, the Ireland Articles Amendment Proposal, and the Adjournment Proposals, are sometimes referred to herein as the “meeting proposals”.

Please see “Proposal Number One: The Scheme of Arrangement Proposal”, “Proposal Number Two: The EGM Scheme of Arrangement Proposal”, “Proposal Number Three: The Capital Reduction Proposal”, “Proposal Number Four: The Share Acquisition Proposal”, “Proposal Number Five: The Directors’ Allotment Authority Proposal”, “Proposal Number Six: The Ireland Reserve Application Proposal”, “Proposal Number Seven: The Ireland Memorandum Amendment Proposal”, and “Proposal Number Eight: The Ireland Articles Amendment Proposal.”

2.	Q: Why is Global Indemnity proposing the Scheme of Arrangement and related transactions?

A:	The Board determined that replacing the current holding company of the Global Indemnity group of companies with a company incorporated in Cayman would be in the interests of GI Ireland and its shareholders for, among others, the following reasons:

•	The Cayman Islands has a business friendly regulatory environment and a predictable legal framework that simultaneously provides both corporate certainty and shareholder protections;

•	GI Ireland evaluated the reasons for leaving the Cayman Islands in 2010 and determined that developments in the laws and business environments in the Cayman Islands no longer present the same risks as may have been the case prior to 2010;

•	The Cayman Islands presents a flexible and stable legal and corporate governance framework, which allows a company’s board of directors latitude to exercise its judgment in what it deems to be in the best interests of the company, particularly with respect to extraordinary transactions;

•	The Cayman Islands is a leading international financial center, attracts a high volume of non-resident financial activity from the United States, Europe and other countries with substantial capital to invest and is a significant hub for institutional investment;

•	The Cayman Islands has an impeccable reputation for economic and political stability and compliance with international standards;

•	The Cayman Islands offers a beneficial tax regime: it is a tax-neutral jurisdiction that has no system of direct corporate taxation, and, like Irish law, permits dividends to be paid in U.S. dollars and upon the approval of the Board without the need for shareholder approval;

•	The Cayman Islands, like Ireland, is a common law jurisdiction. In addition, both jurisdictions are subject to companies acts that have their source in English companies law. Therefore, despite certain differences between the two corporate legal systems, we believe that the rights of GI Ireland shareholders and GI Cayman shareholders will be substantially similar;

•	The Cayman Islands has an Aa3 sovereign risk rating due to its prudent economic policies and a strong financial services sector; and

•	The Cayman Islands is a British overseas territory and has a history of stable government.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Reasons for the Transaction.”

3.	Q: How does the Board of Directors recommend that I vote?

A:	Our Board unanimously recommends that our shareholders vote “FOR” each of the meeting proposals set forth in this proxy statement.

4.	Q: Who can vote at the shareholder meetings?

A:	All persons who were registered holders of GI Ireland ordinary shares at the close of business on [●], 2016, the record date for the shareholder meetings, are shareholders of record for the purposes of the shareholder meetings and will be entitled to attend and vote, in person or by proxy, at the shareholder meetings and any adjournments thereof. At the scheme meeting, each shareholder of record will be entitled to one vote per GI Ireland A ordinary share and B ordinary share held by such shareholder. At the extraordinary general meeting, shareholders of record who hold GI Ireland A ordinary shares shall be entitled to one vote per GI Ireland A ordinary share held and shareholders of record who hold GI Ireland B ordinary shares shall be entitled to ten votes per GI Ireland B ordinary share held.

If you hold your GI Ireland ordinary shares in “street name” beneficially though a broker or nominee, you must follow the procedures required by your broker or nominee to appoint or revoke a proxy with respect to the shareholder meetings. You should contact your broker or nominee directly for more information on these procedures.

Please see “The Shareholder Meetings—Record Date; Voting Rights.”

5.	Q: How do I vote if I am a registered shareholder?

A:	You may vote your GI Ireland ordinary shares either by voting in person at the shareholder meetings or by submitting a completed proxy. We have enclosed two proxy cards (one blue proxy card for the scheme meeting, and one white proxy card for the extraordinary general meeting). By submitting your proxy, you are legally authorizing another person to vote your GI Ireland ordinary shares by proxy in accordance with your instructions. You may appoint any person as your proxy and it is not a requirement that this person be a shareholder of GI Ireland. The enclosed proxy card designates Stephen W. Ries or, failing him, Thomas M. McGeehan to vote your GI Ireland ordinary shares in accordance with the voting instructions you indicate in your proxy at each of the shareholder meetings. If you wish to appoint another person as your proxy, you can strike out the name of Stephen W. Ries or Thomas M. McGeehan and replace it with the name of such other person.

In addition, if any other matters (other than the meeting proposals contained in this proxy statement) properly come before either of the shareholder meetings or any adjournments of those meetings, the persons named in the proxy card will have the authority to vote your GI Ireland ordinary shares on those matters in their discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

You may submit your proxy either by mail, courier or hand delivery. Please let us know whether you plan to attend each of the shareholder meetings by marking the appropriate box on your proxy card. In order for your proxy to be validly submitted and for your GI Ireland ordinary shares to be voted in accordance with your proxy, we must receive your mailed, couriered or hand-delivered proxy prior to the start of the applicable shareholder meeting.

If you do not wish to vote all of your GI Ireland ordinary shares in the same manner on any particular proposal(s), you may specify your vote by clearly hand-marking the proxy card to indicate how you want to vote your GI Ireland ordinary shares.

If you do not specify on the enclosed proxy cards that are submitted how you want to vote your GI Ireland ordinary shares, the proxy holders will vote such unspecified shares “FOR” each of the meeting proposals set forth in this proxy statement.

Please see “The Shareholder Meetings—Proxies” and “The Shareholder Meetings—How You Can Vote.”

6.	Q: How can I vote if I hold my shares in “street name”?

A:	Shareholders who hold their shares in “street name” beneficially though a broker or nominee must vote their GI Ireland ordinary shares by following the procedures established by their broker or nominee.

Under Nasdaq Rule 2251, absent instructions, brokers and nominees who hold GI Ireland ordinary shares on behalf of customers will not have the authority to vote on any of the matters to be considered at the shareholder meetings, other than the Adjournment Proposals. If you do not instruct your broker or nominee on how to vote your GI Ireland ordinary shares prior to the shareholder meetings, your GI Ireland ordinary shares will not be voted at the shareholder meetings and such GI Ireland ordinary shares will not be considered when determining whether any applicable proposal has received the required approval. However, they will be counted as present in person or by proxy for purposes of the relevant quorum requirement.

If you hold GI Ireland ordinary shares through a broker or nominee, we recommend that you contact your broker or nominee directly for more information on the procedures by which your GI Ireland ordinary shares can be voted. Your broker or nominee will not be able to vote your GI Ireland ordinary shares unless it receives appropriate instructions from you.

In addition, you may not vote your GI Ireland ordinary shares in person at the shareholder meetings unless you obtain an “instrument of proxy” from your broker or nominee that holds your GI Ireland ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy.”

Please see “The Shareholder Meetings—How You Can Vote.” Please also see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for further information on how shares held in the “street name” of a broker will be considered for purposes of the “majority in number” approval requirement.

7.	Q: What vote of GI Ireland shareholders is required to approve the meeting proposals?

A:	The Scheme of Arrangement Proposal requires approval by the affirmative vote of (i) a majority in number of the registered holders of GI Ireland ordinary shares attending the scheme meeting, in person or by proxy and (ii) not less than 75% of the GI Ireland ordinary shares voted at the scheme meeting, in person or by proxy.

The EGM Scheme of Arrangement Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the EGM Scheme of Arrangement Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

The Capital Reduction Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the Capital Reduction Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

The Share Acquisition Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.

The Directors’ Allotment Authority Proposal requires the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Directors’ Allotment Authority Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Reserve Application Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Memorandum Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

The Ireland Articles Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Articles Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

The Adjournment Proposals require the affirmative vote of GI Ireland’s ordinary shares representing more than 50% of all GI Ireland ordinary shares voted, in person or by proxy, at the relevant meeting.

At the scheme meeting, each shareholder of record will be entitled to one vote per GI Ireland A ordinary share and B ordinary share held by such shareholder. At the extraordinary general meeting, shareholders of record who hold GI Ireland A ordinary shares shall be entitled to one vote per GI Ireland A ordinary share held and shareholders of record who hold GI Ireland B ordinary shares shall be entitled to ten votes per GI Ireland B ordinary share held.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval.”

8.	Q: What quorum is required for action at the shareholder meetings?

A:	At the scheme meeting to approve the Scheme of Arrangement Proposal, one or more shareholders holding GI Ireland ordinary shares having at least a majority of the votes eligible to be cast at the meeting, must be present in person or by proxy.

At the extraordinary general meeting, one or more shareholders holding GI ordinary shares having at least a majority of the votes eligible to be cast at the meeting, must be present in person or by proxy.

An adjournment of either meeting can be approved by a quorum of at least one shareholder holding shares having a majority of votes eligible to be cast at that meeting.

For purposes of determining a quorum, abstentions and broker non-votes present in person or by proxy are counted as represented.

At the record date there were [            ] A ordinary shares and [            ] B ordinary shares issued and outstanding.

Please see “The Shareholder Meetings—Quorum.”

9.	Q: When do you expect the Transaction to be consummated?

A:	We currently expect to complete the Scheme of Arrangement, if approved and sanctioned, in the fourth quarter of 2016. The Transaction may be delayed or abandoned by the Board for any reason prior to obtaining the sanction of the Irish High Court, even if the Transaction has been approved by the requisite vote of the GI Ireland shareholders. The Board may determine not to proceed with the Transaction for any reason.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Effective Time of the Transaction” and “Proposal Number One: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.”

10.	Q: If all required approvals are obtained and conditions are satisfied or waived, is the Transaction required to be consummated?

A:	The Transaction may be delayed or abandoned by the Board for any reason prior to obtaining the sanction of the Irish High Court, even if the Transaction has been approved by the requisite vote of the

GI Ireland shareholders. However, the Board will not have any statutory discretion under Irish law to refuse to consummate the Scheme of Arrangement if the Scheme of Arrangement is sanctioned by the Irish High Court.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.”

11.	Q: Will the Transaction affect Global Indemnity’s future operations?

A:	We believe that the Transaction and the contemplated liquidation of GI Ireland will have no material impact on how we conduct our day-to-day operations. The location of our future operations will depend on the needs of our business, independent of our legal domicile.

12.	Q: Will the Transaction dilute my economic interest?

A:	No, your relative economic ownership in Global Indemnity will not be diluted.

13.	Q: How will the Transaction affect Global Indemnity’s financial reporting and the information Global Indemnity provides to its shareholders?

A:	Upon completion of the Transaction, we will remain subject to the U.S. Securities and Exchange Commission (the “SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). We will continue to file reports on Forms 10-K, 10-Q and 8-K with the SEC, as we currently do. We will no longer be required to provide you with our Irish Statutory Accounts prepared in accordance with Irish law, but we will in the ordinary course provide you with customary financial information in accordance with our established historical practices.

14.	Q: How will GI Cayman ordinary shares differ from GI Ireland ordinary shares?

A:	GI Cayman ordinary shares will be similar to your existing GI Ireland ordinary shares. However, there are differences between what your rights as a shareholder will be under Cayman law and what they currently are as a shareholder under Irish law. In addition, there are differences between the organizational documents of GI Cayman and GI Ireland.

We discuss these and other differences in detail under “Description of Global Indemnity Limited Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” GI Cayman’s memorandum and articles of association will be substantially in the form attached to this proxy statement as Annex B.

15.	Q: What are the material tax consequences of the Transaction?

A:	The Transaction should not be a taxable transaction for GI Ireland or GI Cayman for either Irish, Cayman or U.S. federal income tax purposes. Further, under U.S. federal income tax law, holders of GI Ireland ordinary shares generally will not recognize gain or loss in the Transaction.

For Irish tax law purposes, holders of GI Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland and who do not have some connection with Ireland other than holding GI Ireland ordinary shares should not be within the charge to Irish capital gains tax or corporation tax on chargeable gains on the cancellation of their GI Ireland ordinary shares in connection with the Scheme of Arrangement.

For a discussion of certain material U.S. federal, Cayman, and Irish tax consequences of the Transaction to Global Indemnity’s shareholders and Global Indemnity, please see “Summary—Proposal Number One: The Scheme of Arrangement Proposal—Tax Considerations of the

Transaction” and “Material Tax Considerations Relating to the Transaction.” All holders of GI Ireland ordinary shares should consult their own tax advisors regarding the particular tax consequences of the Transaction and the ownership and disposition of the GI Cayman ordinary shares to them in light of their particular situations.

16.	Q: If the Scheme of Arrangement is approved and consummated, do I have to take any action to participate in the Scheme of Arrangement?

A:	Not if your GI Ireland ordinary shares are held in book-entry form or by your broker. GI Ireland ordinary shares so held will automatically be cancelled at the Effective Time and, as part of the Scheme of Arrangement, new GI Cayman ordinary shares will be issued to you or your broker without any action on your part. Please see “Proposal Number One: The Scheme of Arrangement Proposal—Cancellation and Issuance of Shares.” If you hold your GI Ireland ordinary shares in certificated form, please see the next question.

17.	Q: What happens if I hold share certificates?

A:	If you hold your GI Ireland ordinary shares in certificated form, and the Scheme of Arrangement is consummated, your GI Ireland ordinary shares will automatically be cancelled at the Effective Time and cease to be valid and your ownership of GI Cayman ordinary shares will be evidenced through an electronic book-entry in your name on GI Cayman’s shareholder records. Upon completion of the Transaction, our transfer agent will mail you a letter of transmittal for you to complete and return along with your old certificates and, once returned and validated, will send to you a statement documenting your ownership of GI Cayman ordinary shares in registered form. You should not return your GI Ireland ordinary share certificates with the enclosed proxy cards.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Cancellation and Issuance of Shares.” Please also see “Summary—Proposal Number One: The Scheme of Arrangement Proposal—Tax Considerations of the Transaction” and “Material Tax Considerations Relating to the Transaction—Cayman Tax Considerations” for further information.

18.	Q: May I revoke my proxy?

A:	Any proxy is revocable.

•	If you hold your GI Ireland ordinary shares in “street name” beneficially though a broker or nominee, you must follow the procedures required by your broker or nominee to revoke your proxy or change your vote. You should contact your broker or nominee if you have any questions with respect to these procedures.

•	For registered holders of GI Ireland ordinary shares:

•	After you have submitted a proxy, you may revoke it by mail, courier, or hand delivery before the shareholder meetings by sending a written notice to our Secretary at Global Indemnity plc, 25/28 North Wall Quay, Dublin 1, Ireland (Reference: MJW/JGG). Your written notice must be received prior to the start of the applicable shareholder meeting.

•	If you wish to revoke your submitted proxy and submit new voting instructions by mail, courier or hand delivery, then you must sign, date and mail, courier or hand-deliver a proxy card with your new voting instructions for the shareholder meetings, which we must receive prior to the start of the applicable shareholder meeting.

•	You also may revoke your proxy in person by completing a written ballot (but only if you are the registered owner of the GI Ireland ordinary shares as of the record date or if you obtain a “form of proxy” from the registered owner of the GI Ireland ordinary shares as of the record date) and vote your GI Ireland ordinary shares at the shareholder meetings.

•	Attending the shareholder meetings without taking one of the actions above will not revoke your proxy.

Please see “The Shareholder Meetings—Revoking Your Proxy.”

19.	Q: How do I attend the shareholder meetings?

A:	All holders of GI Ireland ordinary shares as of the record date are invited to attend the scheme meeting at Global Indemnity’s registered office, located at 25/28 North Wall Quay, Dublin 1, Ireland, which will commence at [●] [a.m./p.m.], local time, on [●], 2016. All holders of GI Ireland ordinary shares are also invited to attend the extraordinary general meeting at Global Indemnity’s registered office, which will commence at [●] [a.m./p.m.], local time, on [●], 2016 (or as soon thereafter as the scheme meeting concludes or is adjourned). Proof of ownership of GI Ireland ordinary shares as of the record date, as well as a form of personal photo identification, must be presented to be admitted to either of the shareholder meetings.

If you are not a registered holder of GI Ireland ordinary shares – in other words, if you hold GI Ireland ordinary shares in “street name” through a broker or nominee– then your name will not appear in GI Ireland’s register of shareholders. In such circumstances, GI Ireland ordinary shares are held in your broker’s name or the name of the nominee through which your broker holds the shares, on your behalf, and your broker or nominee will be entitled to vote your GI Ireland ordinary shares in accordance with your instructions. To attend the shareholder meetings, you must present proof of your ownership of your shares as of the record date, such as a bank or brokerage account statement or letter from your bank, broker or other nominee, together with a form of personal photo identification, to be admitted to the shareholder meetings. Note that, if you are not a registered holder of your GI Ireland ordinary shares, even if you attend the shareholder meetings, you cannot vote the GI Ireland ordinary shares that are held by your broker or nominee unless you obtain an “instrument of proxy” from the broker or nominee that holds your GI Ireland ordinary shares. You will need to follow the procedures required by your broker or nominee in order to obtain such an “instrument of proxy.” You should contact your broker or nominee if you have any questions with respect to these procedures.

Please see “The Shareholder Meetings—How You Can Vote”.

20.	Q: Whom should I call if I have questions about the shareholder meetings or the meeting proposals in this proxy statement?

A:	You should contact our proxy solicitor:

Georgeson LLC

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Toll-free within the United States: (866) 767-8989

Outside the United States: (781) 575-2137

SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Transaction and the meeting proposals more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the Annexes. The Scheme of Arrangement, substantially in the form attached as Annex A to this proxy statement, is the legal document that governs the Transaction. The memorandum and articles of association of GI Cayman, substantially in the form attached to this proxy statement as Annex B, will govern GI Cayman after the completion of the Scheme of Arrangement.

Proposal Number One: The Scheme of Arrangement Proposal

Parties to the Transaction

Global Indemnity plc. Global Indemnity plc (which we refer to as “GI Ireland”), one of the leading specialty property and casualty insurers and reinsurers in the industry, provides its insurance products across a distribution network that includes binding authority, program, brokerage, and reinsurance. The registered office of GI Ireland is located at 25/28 North Wall Quay, Dublin 1, Ireland, and Global Indemnity plc’s telephone number is +353 (0)1 494 891407.

Global Indemnity Limited. Global Indemnity Limited (which we refer to as “GI Cayman”), was formed in February 2016. If the Scheme of Arrangement is consummated, GI Cayman will become the ultimate holding company of the Global Indemnity group of companies. Prior to the Transaction, GI Cayman will not engage in any business or other activities other than in connection with the Transaction. Following the Effective Time, the holders of GI Ireland ordinary shares will own GI Cayman ordinary shares. The registered office of GI Cayman will be located at Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands and GI Cayman’s telephone number will be +1345 814 7600.

The Scheme of Arrangement

Prior to the Scheme of Arrangement, GI Cayman, will acquire GI Ireland ordinary shares. If the Scheme of Arrangement becomes effective, (i) all of the existing ordinary shares of GI Ireland will be cancelled, other than the GI Ireland ordinary shares held by GI Cayman, and for the avoidance of doubt, the Deferred Shares and any Treasury Shares, (ii) GI Ireland will issue shares to GI Cayman equal to the number of shares cancelled pursuant to (i) above using the reserve created by the cancellation of the GI Ireland ordinary shares, and (iii) in return for such issuance of GI Ireland ordinary shares to GI Cayman, GI Cayman will issue GI Cayman ordinary shares to existing GI Ireland shareholders whose shares were cancelled pursuant to (i) above. As a result of the Scheme of Arrangement, each shareholder of GI Ireland will receive one GI Cayman A ordinary share for each GI Ireland A ordinary share owned by such shareholder and one GI Cayman B ordinary share for each GI Ireland B ordinary share held by such shareholder, except GI Cayman which will retain its initial shares in GI Ireland.

Several steps are required in order for us to effect the Scheme of Arrangement, including holding the scheme meeting. The scheme meeting is being convened by the Board of GI Ireland. We will hold the scheme meeting to approve the Scheme of Arrangement on [●], 2016. If each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal are approved by the shareholders and the other conditions to the Scheme of Arrangement have been satisfied or waived (and we do not abandon the Scheme of Arrangement), we will seek the Irish High Court’s sanction of the Scheme of Arrangement and the Capital Reduction Proposal.

If we obtain the requisite approvals from our shareholders and the Irish High Court and if all of the other conditions to the Scheme of Arrangement are satisfied or, if allowed by law, waived, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office. Registration of that order by the Registrar of Companies will cause the Scheme of Arrangement to become effective before the opening of trading of the GI Ireland A ordinary shares on the Nasdaq Global Select Market (the “Nasdaq”) on the date of such registration (the “Effective Time”). The Effective Time will depend on factors such as any postponement or adjournment of the Sanction Hearing.

At the Effective Time, the following steps will occur effectively simultaneously in the following order:

1.	all of the existing ordinary shares of GI Ireland will be cancelled, other than the GI Ireland ordinary shares held by GI Cayman, and for the avoidance of doubt, the Deferred Shares and any Treasury Shares;

2.	GI Ireland will issue shares to GI Cayman equal to the number of shares cancelled pursuant to step 1 above using the reserve created by the cancellation of the GI Ireland ordinary shares; and

3.	in return for such issuance of GI Ireland ordinary shares to GI Cayman, GI Cayman will issue GI Cayman ordinary shares to existing GI Ireland shareholders whose shares were cancelled pursuant to step 1 above.

As a result of the Scheme of Arrangement, the holders of GI Ireland ordinary shares will become holders of GI Cayman ordinary shares and GI Cayman will own all of the outstanding GI Ireland ordinary shares. The members of the Board of GI Ireland then in office will become the members of the Board of Directors of GI Cayman at the Effective Time.

After the Effective Time, you will continue to own an interest in the ultimate holding company of the Global Indemnity group of companies, which will conduct the same business operations through its subsidiaries as were conducted by GI Ireland through its subsidiaries before the Effective Time. The number and categories of GI Cayman ordinary shares you will own will be the same as the number of GI Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in Global Indemnity will remain unchanged.

The completion of the Scheme of Arrangement will change the companies law that applies to us from Irish law to Cayman law. There are differences between the rights you will have as a shareholder under Cayman law and your current rights as a shareholder under Irish law. In addition, there are differences between the organizational documents of GI Cayman and GI Ireland. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors” for a summary of material differences and rights.

Court Sanction of the Scheme of Arrangement

We cannot complete the Scheme of Arrangement without the sanction of the Irish High Court. Subject to the holders of GI Ireland ordinary shares approving the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal, holding the Sanction Hearing before the Irish High Court will be required to authorize the Scheme of Arrangement and the connected Capital Reduction Proposal. If we obtain the requisite approval from shareholders and the other conditions to the Scheme of Arrangement have been satisfied or waived (and we do not abandon the Scheme of Arrangement), we intend to apply to the Irish High Court on or around [●], 2016 requesting that it fix a date and time in the week commencing [●], 2016 for the Sanction Hearing. Assuming that the shareholders approve the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal by the thresholds required by the Irish Companies Act 2014, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of GI Ireland and GI Cayman. Subject to any applicable laws, GI Ireland may consent to any condition, modification or amendment of the Scheme of Arrangement on behalf of its shareholders that the Irish High Court may think fit to approve or impose. In determining whether to exercise its discretion and authorize the Scheme of Arrangement, the Irish High Court will determine, among other things, whether the Scheme of Arrangement is fair to GI Ireland’s shareholders.

If obtained, the sanction of the Irish High Court will constitute the basis for an exemption, under Section 3(a)(10) of the Securities Act, from the registration requirements of the Securities Act with respect to the Transaction.

Reasons for the Transaction

Since 2010, GI Ireland’s Board and management team has overseen an evolution of the nature and scope of GI Ireland’s global and business operations. In addition, in early 2016, the Board undertook a review of our existing corporate structure, including the jurisdictions of incorporation of our parent company and subsidiaries, to develop a plan to simplify the corporate and tax structure of the Global Indemnity group of companies. As a result of these and other developments since GI Ireland’s change of jurisdiction to Ireland in 2010, GI Ireland’s Board determined that reverting to a structure where the parent holding company of the Global Indemnity group of companies is an entity incorporated in the Cayman Islands would be in the best interest of GI Ireland and its shareholders for, among others, the following reasons:

•	The Cayman Islands has a business friendly regulatory environment and a predictable legal framework that simultaneously provides both corporate certainty and shareholder protections;

•	GI Ireland evaluated the reasons for leaving the Cayman Islands in 2010 and determined that developments in the laws and business environments in the Cayman Islands no longer present the same risks as may have been the case prior to 2010;

•	The Cayman Islands presents a flexible and stable legal and corporate governance framework, which allows a company’s board of directors latitude to exercise its judgment in what it deems to be in the best interests of the company, particularly with respect to extraordinary transactions;

•	The Cayman Islands is a leading international financial center, attracts a high volume of non-resident financial activity from the United States, Europe and other countries with substantial capital to invest and is a significant hub for institutional investment;

•	The Cayman Islands has an impeccable reputation for economic and political stability and compliance with international standards;

•	The Cayman Islands offers a beneficial tax regime: it is a tax-neutral jurisdiction that has no system of direct corporate taxation, and, like Irish law, permits dividends to be paid in U.S. dollars and upon the approval of the Board without the need for shareholder approval;

•	The Cayman Islands, like Ireland, is a common law jurisdiction. In addition, both jurisdictions are subject to companies acts that have their source in English companies law. Therefore, despite certain differences between the two corporate legal systems, we believe that the rights of GI Ireland shareholders and GI Cayman shareholders will be substantially similar;

•	The Cayman Islands has an Aa3 sovereign risk rating due to its prudent economic policies and a strong financial services sector; and

•	The Cayman Islands is a British overseas territory and has a history of stable government.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Reasons for the Transaction.”

Tax Considerations of the Transaction

U.S. Federal Income Tax Considerations. For U.S. federal income tax purposes, holders of GI Ireland ordinary shares generally will not recognize gain or loss in the Transaction. Please see “Material Tax Considerations Relating to the Transaction—U.S. Federal Income Tax Considerations.”

Cayman Tax Considerations. The Cayman Islands has no system of direct taxation. Please see “Material Tax Considerations Relating to the Transaction—Cayman Tax Considerations.”

Irish Tax Considerations. For Irish income tax purposes, the Scheme of Arrangement should not be treated as involving a distribution subject to Irish tax as income. In addition, holders of GI Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland and who do not hold their shares in connection with an Irish trade, should not be within the charge to Irish capital gains tax or corporation tax on any chargeable gains on the cancellation of their GI Ireland ordinary shares in connection with the Scheme of Arrangement. Please see “Material Tax Considerations Relating to the Transaction—Irish Tax Considerations.”

Please refer to “Material Tax Considerations Relating to the Transaction” for a description of certain material U.S. federal, Cayman, and Irish tax consequences of the Transaction to GI Ireland shareholders. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized above may not apply to all holders of GI Ireland ordinary shares and you should consult your own tax advisors regarding the particular U.S. federal, state and local, Cayman, and Irish and other tax consequences of the Transaction and ownership and disposition of the GI Cayman ordinary shares in light of your particular situation.

Rights of Shareholders

The principal attributes of the GI Cayman ordinary shares will be similar to the attributes of the GI Ireland ordinary shares. However, there are differences between the rights you will have as a shareholder under Cayman law and your current rights as a shareholder under Irish law. In addition, there are differences between the organizational documents of GI Cayman and GI Ireland. We discuss material differences and rights in detail under “Description of Global Indemnity Limited Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.”

Stock Exchange Listing and Financial Reporting

The Scheme of Arrangement is not expected to affect our stock exchange listing on Nasdaq. The GI Ireland A ordinary shares are expected to continue to trade on Nasdaq until the Effective Time. Immediately following the Effective Time, the GI Cayman A ordinary shares will be listed on Nasdaq under the symbol “GBLI”, the same symbol under which the GI Ireland A ordinary shares are currently listed.

Upon completion of the Transaction, we will remain subject to U.S. Securities and Exchange Commission (“SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the applicable corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). We will no longer be required to provide you with our Irish Statutory Accounts prepared in accordance with Irish law, but we will in the ordinary course provide you with customary financial information in accordance with our established historical practice.

No Appraisal Rights

Under Irish law, none of the holders of GI Ireland ordinary shares have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents transactions between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of GI Cayman will be reflected at their carrying amounts in the accounts of GI Ireland at the Effective Time.

Proposal Number Two: The EGM Scheme of Arrangement Proposal

In connection with the Scheme of Arrangement, and in addition to the passing of the resolution at the scheme meeting pursuant to the Scheme of Arrangement Proposal, as part of Irish law requirements the holders of GI Ireland ordinary shares will also be required to pass a resolution to approve the Scheme of Arrangement at the extraordinary general meeting, so that the Scheme of Arrangement is approved by and on behalf of GI Ireland. The information set out above in respect of Scheme of Arrangement Proposal applies equally to the EGM Scheme of Arrangement Proposal.

The EGM Scheme of Arrangement Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting. Approval of the EGM Scheme of Arrangement Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Our Board unanimously recommends that our shareholders vote “FOR” the EGM Scheme of Arrangement Proposal.

Proposal Number Three: The Capital Reduction Proposal

In connection with the Scheme of Arrangement, the holders of GI Ireland ordinary shares will be required to pass a resolution to reduce GI Ireland share capital through the cancellation of all outstanding GI Ireland ordinary shares. If the Scheme of Arrangement Proposal has been approved, holders of GI Ireland ordinary shares will be asked at the extraordinary general meeting to approve such cancellation of the GI Ireland ordinary shares.

In order to approve the Capital Reduction Proposal, we must obtain the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting. Approval of the Capital Reduction Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Capital Reduction Proposal.

Please see “Risk Factors,” “Description of Global Indemnity Limited Share Capital—Dividends” and “Description of Global Indemnity Limited Share Capital—Share Repurchases, Redemptions and Conversions.”

Proposal Number Four: The Share Acquisition Proposal

In connection with the Scheme of Arrangement, the holders of GI Ireland ordinary shares are being asked to approve the terms of the acquisition of GI Ireland ordinary shares by GI Cayman at the extraordinary general meeting in connection with the Scheme of Arrangement. This is to avoid any doubt on the validity of the acquisition under Irish company law.

In order to approve the Share Acquisition Proposal, we must obtain the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Share Acquisition Proposal.

Proposal Number Five: The Directors’ Allotment Authority Proposal

Holders of GI Ireland ordinary shares are being asked to approve the authorization of the directors of GI Ireland to allot ordinary shares in GI Ireland to GI Cayman up to an amount equal to the nominal value of the ordinary shares in GI Ireland which are to be cancelled in connection with the Scheme of Arrangement.

The Directors’ Allotment Authority Proposal requires the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Directors’ Allotment Authority Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Directors’ Allotment Authority Proposal.

Proposal Number Six: The Ireland Reserve Application Proposal

Holders of GI Ireland ordinary shares are being asked to approve the application by GI Ireland of a reserve credit, arising on its books of account as a result of the cancellation of ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the ordinary shares allotted to GI Cayman in connection with the Scheme of Arrangement.

The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Reserve Application Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Reserve Application Proposal.

Proposal Number Seven: The Ireland Memorandum Amendment Proposal

Holders of GI Ireland ordinary shares are being asked to approve an amendment to the memorandum of association of GI Ireland to grant GI Ireland a new object enabling it to enter into the Scheme of Arrangement.

The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Memorandum Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Memorandum Amendment Proposal.

Proposal Number Eight: The Ireland Articles Amendment Proposal

Holders of GI Ireland ordinary shares are being asked to approve an amendment to the articles of association of GI Ireland to (i) provide that the allotment or issue of all ordinary shares in GI Ireland on or after the amendment to the articles of association and before the Cancellation Record Time will be subject to the Scheme of Arrangement; (ii) allow GI Cayman to transfer to itself, or to any person on its behalf, any ordinary shares in GI Ireland allotted or issued to any person on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of GI Ireland that are not subject to the Scheme of Arrangement; (iii) allow GI Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (ii) above and GI Cayman to appoint an attorney to exercise the rights attached to those shares; and (iv) disapply rights of pre-emption to ordinary shares in GI Ireland allotted or issued pursuant to the Scheme of Arrangement.

The Ireland Articles Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Articles Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Articles Amendment Proposal.

Market Price Information

On June [●], 2016, the last trading day before the public announcement of the Scheme of Arrangement, the closing price of the GI Ireland A ordinary shares as reported by Nasdaq was $[●] per share. On [●], 2016, the most recent practicable date before the date of this proxy statement, the closing price of the GI Ireland A ordinary shares as reported by Nasdaq was $[●] per share.

Shareholder Meetings

Time, Place, Date and Purpose of the Shareholder meetings. The shareholder meetings are scheduled to be held on [●], 2016 at our registered office, located at 25/28 North Wall Quay, Dublin 1, Ireland.

The scheme meeting is scheduled to commence at [●] [a.m./p.m.], local time, on that date. At the scheme meeting, GI Ireland’s Board intends to ask the holders of GI Ireland ordinary shares, voting as a class, to vote on:

•	Proposal Number One—the Scheme of Arrangement Proposal.

At the scheme meeting, each shareholder of record will be entitled to one vote per GI Ireland A ordinary share and B ordinary share held by such shareholder.

The extraordinary general meeting is scheduled to commence at [●] [a.m./p.m.], local time, on that date (or as soon thereafter as the scheme meeting concludes or is adjourned). At the extraordinary general meeting, GI Ireland’s Board intends to ask the holders of GI Ireland ordinary shares to vote on:

•	Proposal Number Two—the EGM Scheme of Arrangement Proposal.

•	Proposal Number Three—the Capital Reduction Proposal.

•	Proposal Number Four—the Share Acquisition Proposal.

•	Proposal Number Five—the Directors’ Allotment Authority Proposal.

•	Proposal Number Six—the Ireland Reserve Application Proposal.

•	Proposal Number Seven—the Ireland Memorandum Amendment Proposal.

•	Proposal Number Eight—the Ireland Articles Amendment Proposal.

At the extraordinary general meeting, shareholders of record who hold GI Ireland A ordinary shares shall be entitled to one vote per GI Ireland A ordinary share held and shareholders of record who hold GI Ireland B ordinary shares shall be entitled to ten votes per GI Ireland B ordinary share held.

Also, at both shareholder meetings, GI Ireland’s Board may ask the holders of GI Ireland ordinary shares to approve the Adjournment Proposals.

If any other matters properly come before the shareholder meetings or any adjournments of either of such shareholder meetings, the persons named on the enclosed proxy cards will have the authority to vote the GI Ireland ordinary shares represented by all properly executed proxies in their discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

Record Date. Only holders of GI Ireland ordinary shares on [●], 2016 are entitled to notice of and to vote at the shareholder meetings or any adjournments of either of such shareholder meetings.

Quorum. At the scheme meeting to approve the Scheme of Arrangement Proposal, at least one shareholder must be present in person or by proxy holding shares having at least a majority of the votes eligible to be cast at that meeting. At the extraordinary general meeting, at least one shareholder must be present, in person or by proxy, holding shares having a majority of the votes eligible to be cast at that meeting. For purposes of determining a quorum, abstentions and broker non-votes present in person or by proxy are counted as represented. An adjournment of either meeting can be approved once a quorum of at least one shareholder holding shares having a majority of votes eligible to be cast is present at that meeting.

Required Votes of Shareholders

The scheme meeting.

At the scheme meeting, each shareholder of record will be entitled to one vote per GI Ireland A ordinary share and one vote per GI Ireland B ordinary share held by such shareholder.

Scheme of Arrangement Proposal. The Scheme of Arrangement Proposal requires approval by the affirmative vote of (i) a majority in number of the registered holders of GI Ireland ordinary shares attending the scheme meeting, in person or by proxy and (ii) 75% or more of the GI Ireland ordinary shares voted at the scheme meeting, in person or by proxy.

For the purpose of calculating the “majority in number” requirement for the approval of the Scheme of Arrangement Proposal, each registered shareholder, voting in person or by proxy, will be counted as a single shareholder, regardless of the number of ordinary shares voted by that shareholder. Only shareholders whose names are recorded on GI Ireland’s register of members will be counted for purposes of the “majority-in-number” requirement. As such, where shares are held through DTC (including GI Ireland ordinary shares held in “street name” by brokers or nominees through DTC) or other nominees on behalf of beneficial owners, and DTC (or such other nominee) is listed as the registered holder of such shares on GI Ireland’s register of members, the Irish High Court will not “look through” the nominee to determine how the beneficial owners of shares instructed those shares to be voted. Accordingly, DTC and other nominee holders of ordinary shares who are registered shareholders will each be counted as one shareholder for the purpose of calculating the “majority in number” requirement. If a registered shareholder (including DTC or other nominee holder of ordinary shares) elects (or is directed) to vote a portion of such registered shareholder’s ordinary shares “FOR” the Scheme of Arrangement Proposal, and a portion “AGAINST” the Scheme of Arrangement Proposal, then that registered shareholder will be counted as one shareholder voting “FOR” the Scheme of Arrangement Proposal and as one shareholder voting “AGAINST” the Scheme of Arrangement Proposal, thereby effectively cancelling out that registered shareholder’s vote for the purposes of the “majority in number” calculation (but not for purposes of the 75% or more of ordinary shares voted calculation).

The extraordinary general meeting.

At the extraordinary general meeting, shareholders of record who hold GI Ireland A ordinary shares shall be entitled to one vote per GI Ireland A ordinary share held and shareholders of record who hold GI Ireland B ordinary shares shall be entitled to ten votes per GI Ireland B ordinary share held.

EGM Scheme of Arrangement Proposal. The EGM Scheme of Arrangement Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the EGM Scheme of Arrangement Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Capital Reduction Proposal. The Capital Reduction Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the Capital Reduction Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Share Acquisition Proposal. The Share Acquisition Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.

Directors’ Allotment Authority Proposal. The Directors’ Allotment Authority Proposal requires the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Director’s Allotment Authority Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Ireland Reserve Application Proposal. The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Reserve Application Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Ireland Memorandum Amendment Proposal. The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Memorandum Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Ireland Articles Amendment Proposal. The Ireland Articles Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Articles Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

At the record date there were [            ] A ordinary shares and [            ] B ordinary shares issued and outstanding.

Effect of Abstentions and Shares Not Voted

Abstentions will be counted as present for purposes of determining whether there is a quorum but will not count as votes “FOR” or “AGAINST” the meeting proposals. An abstention on any proposal has the effect of a vote not being cast with respect to the relevant shares in relation to that proposal. Although considered present for purposes of the relevant quorum requirement, such shares will not be considered when determining whether the proposal has received the required approval.

If you hold your GI Ireland ordinary shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your GI Ireland ordinary shares prior to the shareholder meetings, your broker or nominee, or the depository through which your broker or nominee holds your shares, will not be able to vote your GI Ireland ordinary shares at the shareholder meetings or affect the outcome of the vote, which is based on shares voting. However, your GI Ireland ordinary shares will be counted as present for purposes of the relevant quorum requirement.

Under Nasdaq Rule 2251, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the meeting proposals described in this proxy statement (other than the Adjournment Proposals) are proposals for non-routine matters.

Proxies

General. Two proxy cards are being sent to each shareholder as of the record date—one blue proxy card for the scheme meeting and one white proxy card for the extraordinary general meeting.

If you are a registered holder of GI Ireland ordinary shares as of the record date, to ensure that your GI Ireland ordinary shares are voted in accordance with your wishes, please mark, date, sign and return both accompanying proxy cards (one blue for the scheme meeting, and one white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible. If you have timely submitted a properly executed proxy card, your GI Ireland ordinary shares will be voted as indicated.

If you are a registered shareholder and if you do not specify on the applicable enclosed proxy card that is submitted how you want to vote your GI Ireland ordinary shares, the proxy holders will vote such unspecified GI Ireland ordinary shares “FOR” each of the meeting proposals set forth in this proxy statement.

If you hold your GI Ireland ordinary shares in “street name” through a broker or nominee, please follow the voting instructions provided by your broker, which may include an option to instruct the broker or nominee by telephone on how to vote.

Please note that holders of GI Ireland ordinary shares through brokers or nominees may be required to submit voting instructions to their applicable broker or nominee at or prior to a deadline which is before [●], 2016 and such holders should therefore follow the separate instructions that will be provided by such broker or nominee. Your broker or nominee will not be able to vote your GI Ireland ordinary shares unless it receives appropriate and timely instructions from you.

Revocation. You may revoke your proxy at any time before it is exercised at the shareholder meetings by one of the following means.

If you are a registered shareholder, you may revoke your proxy by:

•	sending a written notice to the Secretary of Global Indemnity plc, at 25/28 North Wall Quay, Dublin 1, Ireland (reference MJW/JGG), specifying that you are revoking your proxy with respect to the shareholder meetings. Your written notice must be received a sufficient amount of time before the shareholder meeting to permit the necessary examination and tabulation of the revocation before the votes are taken;

•	if you submitted a proxy card, submitting a new proxy card with respect to the shareholder meetings with a later date than the proxy you last submitted; or

•	if you are a registered holder (or if you obtain a “form of proxy” from the registered owner of the ordinary shares), voting in person at the shareholder meetings.

If you hold your GI Ireland ordinary shares in “street name” beneficially though a broker or nominee, you must follow the procedures required by your broker or nominee to revoke your proxy or change your vote. You should contact your broker or nominee if you have any questions with respect to these procedures.

Attending the shareholder meetings without taking one of the actions above will not revoke your proxy.

SELECTED HISTORICAL FINANCIAL AND OTHER DATA

The following table presents selected historical financial and other data for GI Ireland. The selected historical financial and other data presented below should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in GI Ireland’s Annual Report on Form 10-K for the year ended December 31, 2015 and other financial information incorporated by reference in this proxy statement. Historical financial information may not be indicative of GI Cayman’s future performance.

We have included no data for GI Cayman because this entity was not in existence during any of the periods shown below.

(Dollars in thousands, except shares and per share data)	For the Years Ended December 31,
	2015	2014	2013	2012	2011
Consolidated Statements of Operations Data:
Gross premiums written	$590,233	$291,253	$290,723	$244,053	$307,903
Net premiums written	501,244	273,181	271,984	219,547	280,570
Net premiums earned	504,143	268,519	248,722	238,862	297,854
Net realized investment gains (losses)	(3,374)	35,860	27,412	6,755	21,473
Total revenues	538,778	333,755	319,134	293,016	385,020
Net income (loss)	41,469	62,856	61,690	34,757	(38,338)

Per share data: (1)
Net income (loss) available to ordinary shareholders	$41,469	$62,856	$61,690	$34,757	$(38,338)
Basic	1.71	2.50	2.46	1.30	(1.27)
Diluted	1.69	2.48	2.45	1.30	(1.27)
Weighted-average number of shares outstanding
Basic	24,253,657	25,131,811	25,072,712	26,722,772	30,246,095
Diluted	24,505,851	25,331,420	25,174,015	26,748,833	30,246,095

(1)	In 2011, “Diluted” shares were the same as “Basic” shares since there was a net loss for that year.

	For the Years Ended December 31,
	2015	2014	2013	2012	2011
Consolidated Insurance Operating Ratios based on the Company’s GAAP Results: (1)
Loss ratio (2) (3)	54.6	51.2	53.5	64.3	93.5
Expense ratio	39.9	40.8	42.5	39.9	40.8
Combined ratio (2) (3)	94.5	92.0	96.0	104.2	134.3

Net / gross premiums written	84.9	93.8	93.6	90.0	91.1

Financial Position as of Last Day of Period:
Total investments and cash and cash equivalents	$1,516,093	$1,498,009	$1,567,415	$1,533,989	$1,647,723
Reinsurance receivables, net of allowance	115,594	125,718	197,887	241,827	287,986
Total assets	1,957,294	1,930,033	1,911,779	1,903,703	2,072,916
7.75% Subordinated notes payable	96,388	—	—	—	—
Margin borrowing facilities	75,646	174,673	100,000	—	—
Senior notes payable	—	—	—	54,000	72,000
Junior subordinated debentures	—	—	—	30,929	30,929
Unpaid losses and loss adjustment expenses	680,047	675,472	779,466	879,114	971,377
Total shareholders’ equity	749,926	908,290	873,280	806,618	839,063
Base Value per share	42.98	35.86	34.65	32.15	27.06

(1)	GI Ireland’s insurance operating ratios are GAAP financial measures that are generally viewed in the insurance industry as indicators of underwriting profitability. The loss ratio is the ratio of net losses and loss adjustment expenses to net premiums earned. The expense ratio is the ratio of acquisition costs and other underwriting expenses to net premiums earned. The combined ratio is the sum of the loss and expense ratios. The ratios presented here represent the consolidated results of the GI Ireland’s Commercial Lines, Personal Lines, and Reinsurance Operations.
(2)	A summary of prior accident year adjustments is summarized as follows:

•	2015 loss and combined ratios reflect a $34.7 million reduction of net losses and loss adjustment expenses

•	2014 loss and combined ratios reflect a $16.4 million reduction of net losses and loss adjustment expenses

•	2013 loss and combined ratios reflect a $7.9 million reduction of net losses and loss adjustment expenses

•	2012 loss and combined ratios reflect a $4.4 million increase of net losses and loss adjustment expenses

•	2011 loss and combined ratios reflect a $3.4 million increase of net losses and loss adjustment expenses

See “Results of Operations” in Item 7 of Part II of GI Ireland’s Annual Report on Form 10-K for details of these items and their impact on the loss and combined ratios.

(3)	GI Ireland’s loss and combined ratios for 2015, 2014, 2013, 2012, and 2011 include $45.0 million, $14.0 million, $10.0 million, $14.2 million, and $20.6 million, respectively, of catastrophic losses from the Insurance Operations. See “Results of Operations” in Item 7 of Part II of GI Ireland’s Annual Report on Form 10-K for a discussion of the impact of these losses on the loss and combined ratios.

UNAUDITED SUMMARY PRO FORMA FINANCIAL INFORMATION

Pro forma consolidated financial statements for GI Cayman are not presented in this proxy statement because no significant pro forma adjustments are required to be made to show the impact of the Transaction to the historical income statement of GI Ireland for the year ended December 31, 2015 or the historical balance sheet as of December 31, 2015. Those financial statements are included in GI Ireland’s Annual Report on Form 10-K for the year ended December 31, 2015.

RISK FACTORS

Before you decide how to vote your GI Ireland ordinary shares, you should consider carefully the following risk factors related to the meeting proposals set forth in this proxy statement, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2015 and any subsequent filings we make with the SEC prior to the date of the shareholder meetings.

Your rights as a shareholder will change as a result of the Scheme of Arrangement due to differences between Cayman law and Irish law.

Because of differences between Cayman law and Irish law, if the Scheme of Arrangement is consummated, certain of your rights as a shareholder will change. If the scheme of arrangement is approved our corporate affairs and the rights afforded to shareholders will be governed by the GI Cayman memorandum and articles of association, the Companies Law (2013 Revision) of the Cayman Islands, as amended and restated from time to time and the common law of the Cayman Islands, and these rights differ in certain respects from the rights of shareholders in GI Ireland and in typical US corporations. In particular, the laws of the Cayman Islands relating to the protection of the interests of minority shareholders differ in some respects from those established under statutes or judicial precedent in existence in Ireland. A discussion of material differences in shareholder rights between GI Ireland and GI Cayman and a summary of Cayman Islands law on the protection of minority shareholders is set out in detail under “Description of Global Indemnity Limited Share Capital”, and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” GI Cayman’s memorandum and articles of association will be substantially in the form attached to this proxy statement as Annex B, subject to the items identified above which will be subject to approval by holders of GI Ireland ordinary shares at the extraordinary general meeting as referenced above. Further, although not reflected in the memorandum and articles of association of GI Cayman, because GI Cayman will not be incorporated in Ireland, if the Transaction is consummated, attempted takeovers of GI Cayman would not, as a matter of law, be subject to the Irish Takeover Rules nor reviewed by the Irish Takeover Panel.

The anticipated benefits of the Transaction may not be realized.

We may not realize the benefits we anticipate from the Transaction. Our failure to realize those benefits could have a material and adverse effect on our business, results of operations or financial condition.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Reasons for the Transaction.”

If the Irish High Court does not sanction the Scheme of Arrangement, GI Ireland will not have the ability to effect the Transaction.

We cannot proceed with the Transaction unless the Irish High Court sanctions the Scheme of Arrangement after conducting the Sanction Hearing. Assuming that the shareholders approve the Scheme of Arrangement Proposal by the majority required by the Irish Companies Act, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Irish High Court does not sanction the Scheme of Arrangement, GI Ireland will be unable to effect the Transaction as contemplated under the Scheme of Arrangement (even if the requisite shareholders have approved the Scheme of Arrangement). In addition, the Irish High Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of GI Ireland and GI Cayman. If such conditions, modifications or amendments are imposed, GI Ireland will be unable to effect the Transaction without amending the Scheme of Arrangement, which, depending on the nature of such conditions, modifications or amendments, might require new shareholder approvals. In addition, it is likely that GI Ireland may determine to terminate the Scheme of Arrangement and not proceed with the Transaction if any condition, modification or amendment is imposed on us that is adverse to GI Ireland.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Court Sanction of the Scheme of Arrangement.”

The market for the GI Cayman ordinary shares may differ from the market for the GI Ireland ordinary shares.

We will list GI Cayman A ordinary shares on Nasdaq under the symbol “GBLI”, the same trading symbol as the GI Ireland A ordinary shares. The market price, trading volume or volatility of the GI Cayman A ordinary shares could be different from those of the GI Ireland A ordinary shares.

The Transaction may not allow us to maintain a competitive worldwide effective corporate tax rate.

We believe the Transaction should permit us to maintain a competitive worldwide effective tax rate. However, we cannot provide any assurance as to what our worldwide effective tax rate will be after the Transaction because of, among other things, uncertainty regarding the amount of business activities in any particular jurisdiction in the future and the application of and changes in tax laws of such jurisdictions. Our actual worldwide effective tax rate after the Transaction may vary from our expectation and that variation may be material.

The Transaction will result in additional direct and indirect costs, even if it is not consummated.

We will incur additional costs and expenses in connection with and as a result of the Transaction. These costs and expenses include professional fees to comply with Cayman corporate laws, as well as any costs we may incur going forward as a result of our new corporate structure. In addition, we have incurred and expect to incur further legal, accounting, filing and possible other fees and mailing, financial printing and other expenses in connection with the Transaction, even if the Scheme of Arrangement Proposal is not approved or the Transaction is not consummated.

We may choose to abandon or defer the Transaction.

The Transaction may be abandoned, at any time or for any reason prior to the Sanction Hearing, by action of the Board. While we currently expect the Effective Time to take place soon after the Sanction Hearing, the Effective Time will not occur until the Irish Registrar of Companies has registered an order of the High Court approving the Scheme of Arrangement. In addition the Board may defer the application to the Irish High Court to approve the Scheme of Arrangement until the latest of March 31, 2017 (or such later date as the Irish High Court has allowed) or may abandon the Transaction before the Sanction Hearing for economic, strategic or other reasons, including if adverse conditions are imposed on the Transaction by the Irish High Court. It is likely that GI Ireland may determine to terminate the Scheme of Arrangement and not proceed with the Transaction if any condition, modification or amendment is imposed on us that is adverse to GI Ireland.

The enforcement of judgments in shareholder suits against GI Cayman may be more difficult.

GI Cayman is a Cayman company. GI Cayman has been advised by its Cayman counsel, Walkers, that there is uncertainty as to whether the courts of the Cayman Islands would recognize and enforce judgments of United States courts obtained against GI Cayman or its directors or management predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States or entertain original actions brought in the Cayman Islands courts against us or our directors or officers predicated upon the securities laws of the United States or any state in the United States. Walkers has also advised a judgment obtained in a foreign court (other than certain judgments of a superior court of any state of the Commonwealth of Australia) will be recognised and enforced in the Cayman courts without any re-examination of the merits at common law, by an action commenced on the foreign judgment in the Cayman courts where the judgment (a) is final and conclusive; (b) is one in respect of which the foreign court had jurisdiction over the defendant according to Cayman Islands conflict of law rules; (c) is either for a liquidated sum not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations or, in certain circumstances, for in personam non-money relief; and (d) was neither obtained in a manner, nor is of a kind enforcement which is contrary to natural justice or the public policy of the Cayman Islands. It may be difficult for a shareholder to effect service of process within the U.S. or to enforce judgments obtained against GI Cayman in U.S. courts. GI Cayman will irrevocably agree that it may be served with process with respect to actions based on offers and sales of securities made in the U.S. by having Global Indemnity Group, Inc. be GI Cayman’s U.S. agent appointed for that purpose. A Cayman court may impose civil liability on GI Cayman or its directors or officers in a suit brought in the Cayman courts against GI Cayman or such persons with respect to a violation of U.S. federal securities laws, provided that the facts surrounding such violation would constitute or give rise to a cause of action under Cayman law.

The Fox Paine & Company, LLC and its related entities (the “Fox Paine Entities”) will continue to control a substantial interest in us and thus may exert significant influence on corporate affairs and actions, including those submitted to a shareholder vote.

Similar in their holdings in GI Ireland, following the Transaction, the Fox Paine Entities will beneficially own approximately 43% of GI Cayman A ordinary shares and 100% of our issued and outstanding B ordinary shares, together representing approximately 81% of our total voting power. As a result of their majority ownership, the Fox Paine Entities have and will continue to have control over the outcome of most matters requiring shareholder approval, including the power to, among other things:

•	elect all of our directors;

•	amend our articles of association (as long as their voting power is greater than 75%);

•	elect our auditors;

•	increase our share capital;

•	resolve to pay dividends or distributions; and

•	approve the annual report and the annual financial statements.

Subject to certain exceptions, the Fox Paine Entities may also be able to prevent or cause a change of control. The Fox Paine Entities’ control over us, and Fox Paine & Company’s ability in certain circumstances to prevent or cause a change of control, may delay or prevent a change of control, or cause a change of control to occur at a time when it is not favored by other shareholders. As a result, the trading price of our GI Ireland A ordinary shares could be adversely affected.

Under the terms of an existing shareholders agreement between us and certain Fox Paine Entities, the applicable Fox Paine Entities have the contractual right to nominate a majority of the members of our Board. Our Board currently consists of nine directors, nine of whom were nominated by such Fox Paine Entities: Messrs. Saul A. Fox, Seth J. Gersch, Joseph W. Brown, James W. Crystal, Raphael L. de Balmann, John H. Howes, Bruce R. Lederman, Larry N. Port, and Cynthia Y. Valko. GI Cayman will assume the obligations of GI Ireland under the shareholders agreement. Following the Transaction, the right of Fox Paine Entities to appoint directors to the Board will be included in GI Cayman’s memorandum and articles of association, which will permit certain Fox Paine affiliates to appoint by written notice to the Board a certain number of directors, dependent on their percentage ownership of voting shares in GI Cayman for so long as Fox Paine and its affiliates hold an aggregate of 25% or more of the voting power in the company.

Our Board, in turn, and subject to its fiduciary duties under Cayman Islands law and Irish law, appoints or will appoint, as applicable, the members of our senior management, who also have duties to the Company. As a result, the Fox Paine Entities have the ability to control the appointment of the members of our senior management and to prevent any changes in senior management that other shareholders, or that other members of our Board, may deem advisable.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. Such statements include forward-looking statements both with respect to us in general, and to the insurance and reinsurance sectors in particular (both as to underwriting and investment matters). These statements are based on current plans, estimates and expectations, all of which involve risk and uncertainty. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements.

The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to obtain approval of the GI Ireland shareholders and the Irish High Court for, and to satisfy the other conditions to, the Transaction within the expected timeframe or at all, our ability to realize the expected benefits from the Transaction, the occurrence of difficulties in connection with the Transaction, any unanticipated costs in connection with the Transaction and changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Ireland, Cayman, the United States and other jurisdictions following the Transaction.

The foregoing factors are in addition to those factors discussed under “Risk Factors” and “Proposal Number One: The Scheme of Arrangement Proposal—Reasons for the Transaction” and elsewhere in this proxy statement, as well as those in the documents that we incorporate by reference into this proxy statement (including, without limitation, the “Risk Factors” sections of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the SEC prior to the date of the shareholder meetings). There may be other risks and uncertainties that we are unable to predict at this time. We expressly disclaim any obligation to update or revise these forward-looking statements whether as a result of new information, future developments or otherwise.

PROPOSAL NUMBER ONE: THE SCHEME OF ARRANGEMENT PROPOSAL

The Scheme of Arrangement

Prior to the Scheme of Arrangement, GI Cayman, will acquire shares of GI Ireland. If the Scheme of Arrangement becomes effective, (i) all of the existing ordinary shares of GI Ireland will be cancelled, other than the GI Ireland ordinary shares held by GI Cayman and, for the avoidance of doubt the Deferred Shares and any Treasury Shares, (ii) GI Ireland will issue shares to GI Cayman equal to the number of shares cancelled pursuant to (i) above using the reserve created by the cancellation of the GI Ireland ordinary shares, and (iii) in return for such issuance of GI Ireland ordinary shares to GI Cayman, GI Cayman will issue GI Cayman ordinary shares to existing GI Ireland shareholders whose shares were cancelled pursuant to (i) above. As a result of the Scheme of Arrangement, each shareholder of GI Ireland will receive one GI Cayman A ordinary share for each GI Ireland A ordinary share owned by such shareholder and one GI Cayman B ordinary share for each GI Ireland B ordinary share held by such shareholder, except GI Cayman which will retain its initial shares in GI Ireland.

Several steps are required in order for us to effect the Scheme of Arrangement, including holding the scheme meeting. The scheme meeting is being convened by GI Ireland’s Board. GI Ireland will hold the scheme meeting to approve the Scheme of Arrangement on [●], 2016. If each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal are approved by the shareholders and the other conditions to the Scheme of Arrangement having been satisfied or waived (and we do not abandon the Scheme of Arrangement), we will seek the Irish High Court’s sanction of the Scheme of Arrangement and the Capital Reduction Proposal.

If we obtain the requisite approvals from our shareholders and the Irish High Court and if all of the other conditions to the Scheme of Arrangement are satisfied or, if allowed by law, waived, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office. Registration of that order by the Registrar of Companies will cause the Scheme of Arrangement to become effective before the opening of trading of the GI Ireland A ordinary shares on the Nasdaq Global Select Market (“Nasdaq”) on the date of such registration (the “Effective Time”). The Effective Time will depend on factors such as any postponement or adjournment of the Sanction Hearing.

At the Effective Time, the following steps will occur effectively simultaneously in the following order:

1.	all of the existing ordinary shares of GI Ireland will be cancelled, other than the GI Ireland ordinary shares held by GI Cayman and, for the avoidance of doubt the Deferred Shares and any Treasury Shares;

2.	GI Ireland will issue shares to GI Cayman equal to the number and categories of shares cancelled pursuant to step 1 above using the reserve created by the cancellation of the GI Ireland ordinary shares; and

3.	in return for such issuance of GI Ireland ordinary shares to GI Cayman, GI Cayman will issue GI Cayman ordinary shares to existing GI Ireland shareholders whose shares were cancelled pursuant to step 1 above.

As a result of the Scheme of Arrangement, the holders of GI Ireland ordinary shares will become holders of GI Cayman ordinary shares and GI Cayman will own all of the outstanding GI Ireland ordinary shares. The members of the Board of GI Ireland then in office will become the members of the Board of Directors of GI Cayman at the Effective Time.

After the Effective Time, you will continue to own an interest in the ultimate parent holding company of the Global Indemnity group of companies, which will conduct the same business operations through its subsidiaries as conducted by GI Ireland through its subsidiaries before the Effective Time. The number of GI Cayman ordinary shares you will own will be the same as the number of GI Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in Global Indemnity will remain unchanged.

Court Sanction of the Scheme of Arrangement

Pursuant to Section 453 of the Irish Companies Act 2014, the Scheme of Arrangement must be sanctioned by the Irish High Court. This will require GI Ireland to file an originating notice of motion and supporting documentation in connection with the Scheme of Arrangement with the Irish High Court. Subject to the shareholders approving each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal by the relevant majorities required by the Irish Companies Act 2014 and the other conditions to the Scheme of Arrangement having been satisfied or waived (and assuming we do not abandon the Scheme of Arrangement), we intend to apply to the Irish High Court on or around [●], 2016 requesting that it fix a date and time in the week commencing [●], 2016 for the Sanction Hearing and will advertise that date in accordance with directions that we intend to requisition for the High Court Hearing. The High Court will hold the Sanction Hearing, hear the application and, we expect, authorize the Scheme of Arrangement. At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of GI Ireland and GI Cayman. Subject to any applicable laws, GI Ireland may consent to any condition, modification or amendment of the Scheme of Arrangement on behalf of the GI Ireland shareholders that the Irish High Court may think fit to approve or impose. In determining whether to exercise its discretion and authorize the Scheme of Arrangement, the Irish High Court will determine, among other things, whether the Scheme of Arrangement is fair to GI Ireland’s shareholders.

We expect the Sanction Hearing to be held in the week commencing [●], 2016 at the Irish High Court in Dublin. If you are a shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, we expect that the Irish High Court will require that you give notice of your intention to do so to GI Ireland’s solicitors, A&L Goodbody (reference MJW/JGG), North Wall Quay, IFSC, Dublin 1, Ireland by not less than two weeks before the date of the Sanction Hearing. GI Ireland will not object to the participation in the Sanction Hearing by any person who holds shares through a broker or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate. Assuming that the scheme meeting is conducted and that the shareholders approve the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal and the Capital Reduction Proposal by the majority required by the Irish Companies Act 2014, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Scheme of Arrangement is sanctioned by the Irish High Court, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office. Registration of that order by the Registrar of Companies will cause the Scheme of Arrangement to become effective before the opening of trading of the GI Ireland A ordinary shares on Nasdaq on the date of such registration, or at such other date and time after such court order filing as the registration of that order may occur, which we refer to as the “Effective Time.”

If the shareholders approve each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal (and we do not abandon the Scheme of Arrangement), then GI Ireland will apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement in its entirety for a complete understanding of its terms and conditions. The Scheme of Arrangement will be substantially in the form attached as Annex A to this proxy statement.

Once the Scheme of Arrangement is effective, the Irish High Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement.

Please see “—Conditions to Completion of the Transaction” below for more information on the conditions to the Transaction.

Reasons for the Transaction

In 2010, the then ultimate holding company of the Global Indemnity group of companies, an entity incorporated in the Cayman Islands, was replaced as the ultimate holding company by an entity incorporated in Ireland after a careful review of a number of factors, including (i) reputational, political and other risks because of negative publicity regarding companies that were incorporated in jurisdictions such as the Cayman Islands at that time and (ii) the concomitant potential impact of such risks on the predecessor to the Global Indemnity group of companies’ global business platforms.

Since 2010, GI Ireland’s Board and management team has overseen an evolution of the nature and scope of GI Ireland’s global and business operations. In addition, in early 2016, the Board undertook a review of our existing corporate structure, including the jurisdictions of incorporation of our parent company and subsidiaries, to develop a plan to simplify the corporate and tax structure of the Global Indemnity group of companies. As a result of these and other developments since GI Ireland became the ultimate holding company in 2010, GI Ireland’s Board determined that reverting to a structure where the ultimate holding company of the Global Indemnity group of companies is an entity incorporated in the Cayman Islands would be in the best interest of GI Ireland and its shareholders for, among others, the following reasons:

•	The Cayman Islands has a business friendly regulatory environment and a predictable legal framework that simultaneously provides both corporate certainty and shareholder protections;

•	GI Ireland evaluated the reasons for leaving the Cayman Islands in 2010 and determined that developments in the laws and business environments in the Cayman Islands no longer present the same risks as may have been the case prior to 2010;

•	The Cayman Islands presents a flexible and stable legal and corporate governance framework, which allows a company’s board of directors latitude to exercise its judgment in what it deems to be in the best interests of the company, particularly with respect to extraordinary transactions;

•	The Cayman Islands is a leading international financial center, attracts a high volume of non-resident financial activity from the United States, Europe and other countries with substantial capital to invest and is a significant hub for institutional investment;

•	The Cayman Islands has an impeccable reputation for economic and political stability and compliance with international standards;

•	The Cayman Islands offers a beneficial tax regime: it is a tax-neutral jurisdiction that has no system of direct corporate taxation, and, like Irish law, permits dividends to be paid in U.S. dollars and upon the approval of the Board without the need for shareholder approval.;

•	The Cayman Islands, like Ireland, is a common law jurisdiction. In addition, both jurisdictions are subject to companies acts that have their source in English companies law. Therefore, despite certain differences between the two corporate legal systems, we believe that the rights of GI Ireland shareholders and GI Cayman shareholders will be substantially similar;

•	The Cayman Islands has an Aa3 sovereign risk rating due to its prudent economic policies and a strong financial services sector; and

•	The Cayman Islands is a British overseas territory and has a history of stable government.

Please see “Risk Factors—Your rights as a shareholder will change as a result of the Scheme of Arrangement due to differences between Cayman law and Irish law” and “Risk Factors—The anticipated benefits of the Transaction may not be realized.”

Amendment, Termination or Delay

Subject to applicable Irish law and any other applicable laws, the Scheme of Arrangement may be amended, modified or supplemented at any time before or after its approval by the holders of GI Ireland ordinary shares at the scheme meeting. At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of GI Ireland and GI Cayman. Subject to any applicable laws, GI Ireland may consent to any condition, modification or amendment of the Scheme of Arrangement on behalf of the shareholders which the Irish High Court may think fit to approve or impose. After approval of the Scheme of Arrangement by the GI Ireland shareholders, no amendment, modification or supplement to the Scheme of Arrangement may be made or effected that legally requires further approval by GI Ireland shareholders without obtaining that approval.

The Board may abandon the Scheme of Arrangement and the Transaction, delay the Transaction or engage in corporate restructuring related to the Transaction at any time prior to the Sanction Hearing, without obtaining the approval of GI Ireland’s shareholders, even though the Scheme of Arrangement may have been approved by the requisite vote of the shareholders and all other conditions to the Transaction may have been satisfied or, if allowed by law, waived for any reason (including legal, tax and regulatory reasons arising from the Transaction).

Unless the Scheme of Arrangement has become effective on or before March 31, 2017 (unless extended with the approval of the Irish High Court), the Scheme of Arrangement will lapse by its terms and not come into effect.

Conditions to Completion of the Transaction

The Transaction will not be consummated unless the following conditions are satisfied or, if allowed by law, waived:

1.	the Scheme of Arrangement Proposal is approved by the requisite vote of the holders of GI Ireland ordinary shares, voting as a class;

2.	the Capital Reduction Proposal is approved by the requisite vote of the holders of GI Ireland ordinary shares;

3.	the EGM Scheme of Arrangement Proposal is approved by the requisite vote of the holders of GI Ireland ordinary shares;

4.	the Directors’ Allotment Authority Proposal is approved by the requisite vote of the holders of GI Ireland ordinary shares;

5.	the Ireland Reserve Application Proposal is approved by the requisite vote of the holders of GI Ireland ordinary shares;

6.	the Ireland Memorandum Amendment Proposal is approved by the requisite vote of the holders of GI Ireland ordinary shares;

7.	the Ireland Articles Amendment Proposal is approved by the requisite vote of the holders of GI Ireland ordinary shares; and

8.	the requisite court order sanctioning the Scheme of Arrangement and the Capital Reduction is obtained from the Irish High Court.

Counsel has advised us that the Irish High Court is unlikely to sanction the Scheme of Arrangement until all conditions to the Transaction have been satisfied or waived.

We are parties to certain agreements that by their terms require the consent of third parties prior to the implementation of the Scheme of Arrangement and certain related transactions. We believe that we will obtain all necessary consents on a timely basis and that the failure to obtain any other consents will not have a material impact on our business or our ability to consummate the Transaction.

Federal Securities Law Consequences; Resale Restrictions

The issuance of GI Cayman shares to GI Ireland shareholders in the Scheme of Arrangement will not be registered under the Securities Act in reliance upon Section 3(a)(10) of the Securities Act. That section exempts from registration securities issued solely in exchange for outstanding securities where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to authorize the Scheme of Arrangement, the Irish High Court will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to GI Ireland’s shareholders. We intend to apply to the Irish High Court on or around [●], 2016 requesting that it fix a date and time for the Sanction Hearing. We will advertise the date and time of the Sanction Hearing in accordance with directions that we intend to request from the Irish High Court. The intention is to ask the Irish High Court to direct that the Sanction Hearing will take place at the Irish High Court in the week commencing [●], 2016 in Dublin.

The GI Cayman ordinary shares issued to GI Ireland shareholders in connection with the Transaction will be freely transferable, except as follows:

•	Persons who are affiliates of GI Ireland or have been affiliates within 90 days prior to reselling any GI Cayman ordinary shares may resell any GI Cayman ordinary shares in the manner permitted by Rule 144 promulgated under the Securities Act. In computing the holding period of the GI Ireland ordinary shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their GI Ireland ordinary shares held prior to the Effective Time.

•	Persons whose GI Ireland ordinary shares bear a legend restricting transfer will receive GI Cayman ordinary shares that are subject to the same restrictions.

Persons who may be deemed to be affiliates of GI Ireland or GI Cayman for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, GI Ireland or GI Cayman, and would generally not be expected to include shareholders who are not executive officers, directors or significant holders of GI Ireland ordinary shares or GI Cayman ordinary shares.

We have not filed a registration statement with the SEC covering any resales of the GI Cayman shares to be received by GI Ireland’s shareholders in connection with the Transaction. GI Cayman intends to file certain post-effective amendments to existing effective registration statements of GI Cayman concurrently with the completion of the Transaction.

Upon consummation of the Scheme of Arrangement, the GI Cayman A ordinary shares will be deemed to be registered under Section 12(b) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement and GI Cayman will be deemed to be the successor issuer of the registered ordinary shares.

Effective Time of the Transaction

If the Scheme of Arrangement Proposal and the Capital Reduction Proposal are approved by the requisite vote of the shareholders and the Scheme of Arrangement is sanctioned by the Irish High Court and all of the other conditions to the consummation of the Scheme of Arrangement are satisfied or, if allowed by law, waived, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office. Registration of that order will cause the Scheme of Arrangement to become effective at the Effective Time, which is expected to be before the opening of trading of the GI Ireland A ordinary shares on Nasdaq on the date of such registration (or at such other date and time after such court order filing as the registration of that order may occur), at which time the various steps of the Scheme of Arrangement as detailed above will occur effectively simultaneously. Subject to any order to the contrary by the Irish High Court, the Effective Time must be on or before [●], 2016.

The expected timetable for the Transaction is set forth in Annex C to this proxy statement.

In the event the conditions to the Transaction are not satisfied or, if allowed by law, waived, the Transaction may be abandoned or delayed, even after approval by the requisite vote of the GI Ireland shareholders; however, we may not abandon the Transaction after the Irish High Court has sanctioned the Scheme of Arrangement. The Transaction may be abandoned or delayed by our Board at any time prior to the Sanction Hearing, without obtaining the approval of the GI Ireland shareholders, even though the Scheme of Arrangement may have been approved by the requisite vote of the GI Ireland shareholders and all other conditions to the Transaction may have been satisfied or, if allowed by law, waived.

Please see “—Amendment, Termination or Delay”.

Management of GI Cayman

If the Transaction is consummated, the executive officers and directors of GI Ireland immediately prior to the Effective Time are expected to be the executive officers and directors of GI Cayman.

Exculpation and Indemnification

Under the Irish Companies Act 2014, a company may not exempt its directors or corporate secretary from liability for negligence or a breach of duty or trust. Where a breach of duty has been established, directors and the corporate secretary may be statutorily exempted by a court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

GI Ireland’s articles of association confer the ability for an Irish company to give an indemnity to its directors and corporate secretary in more limited circumstances than the analogous indemnity in GI Cayman’s articles of association of association. The Irish Companies Act prescribes that this indemnity only permits a company to pay the costs or discharge the liability of an officer (such as a director or the corporate secretary) where judgment is given in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or corporate secretary acted honestly and reasonably and ought fairly to be excused. Any provision which seeks to indemnify an officer of an Irish company over and above this shall be void under Irish law, whether contained in its articles of association or any contract between the officer and the company.

The Irish Companies Act 2014 prescribes that an advance commitment to indemnify only permits a company to pay the costs or discharge the liability of an officer where judgment is given in favor of the officer in any civil or criminal action in respect of such costs or liability, or where the Irish High Court grants relief because the officer acted honestly and reasonably and ought fairly to be excused wholly or partly. Any provision whereby an Irish company seeks to commit in advance to indemnify its officers over and above the limitations imposed by the Irish Companies Act 2014 will be void under Irish law, whether contained in its constitutional documents or any contract between the company and the officer. The Cayman Islands Companies Law permits GI Cayman to indemnify its directors, any other officers, employees and agents against losses arising or liability resulting from their negligence, default, breach of duty or breach of trust in relation to GI Cayman or any subsidiary of GI Cayman; provided, that GI Cayman is not permitted to indemnify any such person against any liability arising from their fraud or dishonesty.

In order to continue to retain and attract highly experienced and capable persons to serve as directors and executives of Global Indemnity, we intend that GI Cayman will enter into arrangements (in the form of agreements) following the Scheme of Arrangement providing for the indemnification of, and advancement of expenses to, the directors and certain executive officers of GI Cayman. We expect that the indemnification and expense advancement provided under these arrangements will be substantially similar to the indemnity currently afforded by Global Indemnity plc under similar contractual indemnification arrangements. GI Cayman also expects to continue to maintain liability insurance policies similar to those currently maintained by GI Ireland.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance.”

Interests of Certain Persons in the Transaction

Except for the indemnification arrangements described above, no person who has been a director or executive officer of GI Ireland at any time since the beginning of our last fiscal year, or any associate of any such person, has any material or substantial interest in the Transaction, except for any interest arising from his or her ownership of securities of GI Ireland. In addition, certain of the directors of GI Ireland may receive minor personal tax benefits from the location of the ultimate parent holding company of the Global Indemnity group of companies. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of GI Ireland ordinary shares.

Regulatory Matters

We will be required to obtain an exemption from the acquisition of control (“Form A”) application and approval requirements from the domiciliary regulators of the U.S. insurance subsidiaries of GI Ireland. If one or more domiciliary state regulators refuse to grant our exemption request, we will be required to make a Form A application or similar filing in such state, and obtain approval of that application, prior to the Effective Time.

No Appraisal Rights

Under Irish law, none of the holders of GI Ireland ordinary shares has any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Cancellation and Issuance of Shares

Assuming the Scheme of Arrangement becomes effective, if your GI Ireland ordinary shares are held in book-entry form or by your broker, your GI Ireland ordinary shares will automatically be cancelled at the Effective Time and cease to be valid and, in consideration therefor, fully paid and non-assessable GI Cayman ordinary shares will be issued to you or your broker without any action on your part. If you hold your GI Ireland ordinary shares in certificated form, and the Scheme of Arrangement becomes effective, your GI Ireland ordinary shares will automatically be cancelled at the Effective Time and cease to be valid and your ownership of GI Cayman ordinary shares will be evidenced through an electronic book-entry in your name on GI Cayman’s shareholder records. Our transfer agent will mail you a letter of transmittal for your old certificates and send to you a statement documenting your ownership of GI Cayman ordinary shares in registered form.

You should not return your GI Ireland ordinary share certificates with the enclosed proxy card.

GI Cayman ordinary shares issued pursuant to the Scheme of Arrangement will be fully paid and non-assessable.

Equity Incentive Plans

If the Transaction is consummated, GI Cayman will assume the existing obligations of GI Ireland in connection with awards granted under GI Ireland’s equity incentive plans, which include the following plans:

•	Global Indemnity plc Annual Incentive Program; and

•	Global Indemnity plc Share Incentive Plan,

(together, the “Equity Incentive Plans”).

The Equity Incentive Plans will be amended as necessary to comply with Cayman law and give effect to the Transaction, including to provide (1) that GI Cayman ordinary shares will be issued, held, available or used to measure or satisfy benefits as appropriate under the Equity Incentive Plans, in substitution for GI Ireland ordinary shares; and (2) for the appropriate substitution of GI Cayman for GI Ireland in the Equity Incentive Plans. The Transaction will not impact the terms and conditions of the awards granted under the Equity Incentive Plans after the substitution of GI Cayman for GI Ireland.

GI Cayman intends to file new registration statements and/or post-effective amendments to certain effective registration statements of GI Ireland concurrently with the completion of the Transaction in connection with its assumption of the existing obligations of GI Ireland in connection with awards granted under GI Ireland’s Equity Incentive Plans.

Effect on Employees

In connection with consummation of the Transaction, all outstanding employment agreements entered into with GI Ireland’s senior executives are expected to be assumed by GI Cayman. We expect there will be minimal effect on our employees globally as a result of the Transaction.

Outstanding Debt and Effect on Access to Capital and Credit Markets

We do not believe that the Transaction will have any material effect on our subordinated notes. Following the Transaction, we anticipate that all assets and liabilities of GI Ireland, including our subordinated debt, will be transferred to GI Cayman. GI Cayman will need to execute one or more supplemental indentures in connection with the assumption of our subordinated notes. All of our outstanding debt will remain outstanding and GI Cayman or one or more its subsidiaries will continue to be the issuers and guarantors of such debt.

We do not expect that the Transaction will have any adverse effect on our ability to access the capital markets or bank credit markets.

Effect on Other Obligations

We do not believe that the Transaction will have any material effect on our arrangements with Fox Paine & Company, LLC and its affiliates.

Stock Exchange Listing and Reporting Obligations

GI Ireland A ordinary shares are expected to continue to trade on Nasdaq until the Effective Time.

We intend to make application so that, immediately following the Effective Time, the GI Cayman A ordinary shares (for which there is currently no established public trading market) will be listed on Nasdaq under the symbol “GBLI”, the same symbol under which the GI Ireland A ordinary shares are currently listed. We do not currently intend to list the GI Cayman A ordinary shares on any other stock exchange.

Upon completion of the Transaction, we will remain subject to SEC reporting requirements, the mandates of Sarbanes-Oxley and the corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. We will no longer be required to provide you with our Irish Statutory Accounts prepared in accordance with Irish law.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of GI Cayman will be reflected at their carrying amounts in the accounts of GI Ireland at the Effective Time.

Effect of the Transaction on Potential Future Status as a Foreign Private Issuer

Under SEC rules, companies organized outside of the United States that qualify as “foreign private issuers” remain subject to SEC regulation, but are exempt from certain requirements that apply to U.S. reporting companies. GI Ireland is not a “foreign private issuer.” Even if GI Cayman meets the tests for a “foreign private issuer,” we do not currently intend to avail ourselves of the benefits of being a “foreign private issuer.”

Required Vote

The Scheme of Arrangement Proposal requires approval by the affirmative vote of (i) a majority in number of the registered holders of GI Ireland ordinary shares attending the scheme meeting, in person or by proxy and (ii) 75% or more of the GI Ireland ordinary shares voted at the scheme meeting, in person or by proxy.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Board Recommendation

Our Board has approved the Scheme of Arrangement and unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal at the scheme meeting.

Resolution

“THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman thereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be and is hereby approved and that the directors of the Company be and are hereby authorized to take such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.”

PROPOSAL NUMBER TWO: THE EGM SCHEME OF ARRANGEMENT PROPOSAL

In connection with Scheme of Arrangement, and in addition to the passing of the resolution at the scheme meeting Proposal Number One: The Scheme of Arrangement Proposal, the holders of GI Ireland ordinary shares will also be required to pass a resolution to approve the Scheme of Arrangement at the extraordinary general meeting, so that the Scheme of Arrangement is approved by and on behalf of GI Ireland. The information set out above in respect of Proposal Number One: The Scheme of Arrangement proposal applies equally to Proposal Number Two: The EGM Scheme of Arrangement Proposal.

Required Vote

The EGM Scheme of Arrangement Proposal requires approval by the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The approval of the Scheme of Arrangement contemplated by the EGM Scheme of Arrangement Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the EGM Scheme of Arrangement Proposal is not approved, the Scheme of Arrangement cannot be completed.

Board Recommendation

Our Board has approved the EGM Scheme of Arrangement Proposal and unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal at the scheme meeting.

Resolution

“THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman thereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be and is hereby approved and that the directors of the Company be and are hereby authorized to take such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.”

PROPOSAL NUMBER THREE: THE CAPITAL REDUCTION PROPOSAL

In connection with the Scheme of Arrangement, the holders of GI Ireland ordinary shares will be required to pass a resolution to reduce GI Ireland share capital through the cancellation of all outstanding GI Ireland ordinary shares other than the GI Ireland ordinary shares held by GI Cayman and, for the avoidance of doubt, the Deferred Shares and any Treasury Shares. If the Scheme of Arrangement Proposal has been approved, holders of GI Ireland ordinary shares will also be asked at the extraordinary general meeting to approve such cancellation of the GI Ireland ordinary shares, except those held by GI Cayman.

Required Vote

The Capital Reduction Proposal requires approval by the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The capital reduction contemplated by the Capital Reduction Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Capital Reduction Proposal is not approved, the Scheme of Arrangement cannot be completed.

Board Recommendation

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Capital Reduction Proposal.

Resolution

“THAT subject to (i) the passing of Resolution 1 (approval of the Scheme of Arrangement); (ii) the confirmation of the High Court of Ireland pursuant to Sections 84 and 85 of the Companies Act 2014; and (iii) the passing by the requisite majority of the resolution (approval of the Scheme of Arrangement) proposed at a separate meeting of the shareholders of the Company convened for today’s date, the issued share capital of the Company be reduced by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) but without thereby reducing the authorised share capital of the Company.”

PROPOSAL NUMBER FOUR: THE SHARE ACQUISITION PROPOSAL

In connection with the Scheme of Arrangement, at the extraordinary general meeting the holders of GI Ireland ordinary shares are being asked to approve the acquisition on the terms of a written memorandum of the purchase contract of GI Ireland ordinary shares by GI Cayman at the extraordinary general meeting in connection with the Scheme of Arrangement. The form of memorandum of purchase contract is set forth on Annex G to this proxy statement.

Required Vote

In order to approve the Share Acquisition Proposal, we must obtain the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The approval of the Share Acquisition Proposal is not a condition to the Scheme of Arrangement becoming effective. However, if the Share Acquisition Proposal is not approved, GI Ireland will be required as a procedural step to obtain a valuation of the ordinary shares to be issued to GI Cayman as part of the Scheme of Arrangement.

Board Recommendation

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Share Acquisition Proposal.

Resolution

“THAT, the acquisition by Global Indemnity Limited of A ordinary shares of US$0.0001 each in the capital of Global Indemnity plc, on the terms set out in a written contract for purchase (a copy of which has been produced to this meeting and for the purposes of identification, signed by the chairman thereof), be and is hereby approved, provided that the authority granted by such approval shall expire on the date falling eighteen months following the date on which this resolution is passed unless previously varied, revoked or renewed by a special resolution.”

PROPOSAL NUMBER FIVE: THE DIRECTORS’ ALLOTMENT AUTHORITY PROPOSAL

Holders of GI Ireland ordinary shares are being asked to approve the authorization of the directors of GI Ireland to allot ordinary shares in GI Ireland to GI Cayman up to an amount equal to the nominal value of the ordinary shares in GI Ireland which are to be cancelled in connection with the Scheme of Arrangement.

Required Vote

In order to approve the Directors’ Allotment Authority Proposal, we must obtain the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The allotment contemplated by the Directors’ Allotment Authority Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Directors’ Allotment Authority Proposal is not approved, the Scheme of Arrangement cannot be completed.

Board Recommendation

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Directors’ Allotment Authority Proposal.

Resolution

“THAT, subject to and forthwith upon the reduction of capital referred to at Resolution 2 (the Capital Reduction Proposal) taking effect, the directors of the Company be and are hereby generally and unconditionally authorized pursuant to and in accordance with Section 1021 of the Companies Act 2014 to allot and issue New GBLI Shares, (as defined in the Scheme of Arrangement referred to at Resolution 1 (approval of the Scheme of Arrangement)) provided that (i) this authority will expire on [●], 20[●], (ii) the maximum aggregate number of shares that may be allotted hereunder shall be an amount equal to the number of the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) and (iii) this authority shall be without prejudice to any other authority under the said Section 1021 (or any predecessor legislation thereto) previously granted before the date on which this resolution is passed.”

PROPOSAL NUMBER SIX: THE IRELAND RESERVE APPLICATION PROPOSAL

Holders of GI Ireland ordinary shares are being asked to approve the application by GI Ireland of a reserve credit, arising on its books of account as a result of the cancellation of ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the ordinary shares allotted to GI Cayman in connection with the Scheme of Arrangement.

Required Vote

The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The application of the reserve credit contemplated by the Ireland Reserve Application Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Ireland Reserve Application Proposal is not approved, the Scheme of Arrangement cannot be completed.

Board Recommendation

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Reserve Application Proposal.

Resolution

“THAT, subject to and forthwith upon the reduction of capital referred to at Resolution 2 (the Capital Reduction Proposal) taking effect, the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) be applied in paying up in full at par such number of New GBLI Shares, (as defined in the Scheme of Arrangement referred to in Resolution 1) as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 2, such New Global Indemnity Limited Shares to be allotted and issued to Global Indemnity Limited and/or its nominees credited as fully paid up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.”

PROPOSAL NUMBER SEVEN: THE IRELAND MEMORANDUM AMENDMENT PROPOSAL

Holders of GI Ireland ordinary shares are being asked to approve an amendment to the memorandum of association of GI Ireland to grant GI Ireland a new object enabling it to enter into the Scheme of Arrangement.

Required Vote

The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The granting of the new object enabling GI Ireland to enter into the Scheme of Arrangement contemplated by the Ireland Memorandum Amendment Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Ireland Memorandum Amendment Proposal is not approved, the Scheme of Arrangement cannot be completed.

Board Recommendation

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Memorandum Amendment Proposal.

Resolution

“THAT, with effect from the passing of this resolution, the Memorandum of Association of the Company be amended by adding the following new paragraph 3(37):

“To enter into any scheme of arrangement with its creditors or members or any class of them pursuant to Sections 449 to 455 of the Companies Act 2014.””

PROPOSAL NUMBER EIGHT: THE IRELAND ARTICLES AMENDMENT PROPOSAL

Holders of GI Ireland ordinary shares are being asked to approve an amendment to the articles of association of GI Ireland to (i) provide that the allotment or issue of all ordinary shares in GI Ireland on or after the amendment to the articles of association and before the Cancellation Record Time will be subject to the Scheme of Arrangement; (ii) allow GI Cayman to transfer to itself, or to any person on its behalf, any ordinary shares in GI Ireland allotted or issued to any person on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of GI Ireland that are not subject to the Scheme of Arrangement; (iii) allow GI Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (ii) above and GI Cayman to appoint an attorney to exercise the rights attached to those shares; and (iv) disapply rights of pre-emption to ordinary shares in GI Ireland allotted or issued pursuant to the Scheme of Arrangement.

Required Vote

The Ireland Articles Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The amendment of the articles of association of GI Ireland to (i) provide that the allotment or issue of all ordinary shares in GI Ireland on or after the amendment to the articles of association and before the Cancellation Record Time will be subject to the Scheme of Arrangement; (ii) allow GI Cayman to transfer to itself, or to any person on its behalf, any ordinary shares in GI Ireland allotted or issued to any person on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of GI Ireland that are not subject to the Scheme of Arrangement; (iii) allow GI Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (ii) above and GI Cayman to appoint an attorney to exercise the rights attached to those shares; and (iv) disapply rights of pre-emption to ordinary shares in GI Ireland allotted or issued pursuant to the Scheme of Arrangement is a prerequisite step to the completion of the Scheme of Arrangement. If the Ireland Articles Amendment Proposal is not approved, the Scheme of Arrangement cannot be completed.

Board Recommendation

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Articles Amendment Proposal.

Resolution

“THAT, with effect from the passing of this resolution, the Articles of Association of the Company be amended by adding the following new Article 141:

“141 SCHEME OF ARRANGEMENT

(a)	In these Articles, the Scheme means the scheme of arrangement between the Company and the holders of the ordinary shares dated [●], 2016 under Sections 449 to 455 of the Companies Act 2014 in its original form or with or subject to any modifications, additions or conditions as may be approved or imposed by the Court and expressions defined in the Scheme and (if not so defined) in the document constituting the scheme circular circulated with the Scheme under Section 452 of the Companies Act 2014 shall have the same meanings in this Article.

(b)	Notwithstanding any other provisions of these Articles, if the Company allots and issues any Ordinary Shares (other than to Global Indemnity Limited or its nominees) on or after the adoption of this Article and prior to the Cancellation Record Time, such Ordinary Shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those Ordinary Shares shall be bound by the Scheme accordingly.

(c)	Notwithstanding any other provision of these Articles, if any new Ordinary Shares are allotted or issued to any person (a “new member”) (other than under the Scheme or to Global Indemnity Limited or its nominees) (i) on or after the Cancellation Record Time or (ii) otherwise, after the adoption of this Article in any circumstances in which neither the Scheme nor Article 141(b) above applies, Global Indemnity Limited may, provided that the Scheme has become effective, have such Ordinary Shares transferred immediately, free of all encumbrances, to Global Indemnity Limited and/or its nominee(s) in consideration of the issue by Global Indemnity Limited to the new member of the number of ordinary shares of US$0.0001 each in the capital of Global Indemnity Limited to which the new member would have been entitled under the Scheme had such Ordinary Shares transferred to Global Indemnity Limited hereunder been Cancellation Shares at the Cancellation Record Time.

(d)	In order to give effect to any such transfer required by this Article 141, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney for, the new member in favour of Global Indemnity Limited and/or its nominee(s). Pending the registration of Global Indemnity Limited, or its nominee(s) as appropriate, as a holder of any Ordinary Share to be transferred under this Article 141, the new member shall not be entitled to exercise any rights attaching to any such Ordinary Share unless so agreed by Global Indemnity Limited and Global Indemnity Limited shall be irrevocably empowered to appoint a person nominated by the Directors of Global Indemnity Limited to act as attorney or agent on behalf of any holder or holders of that Ordinary Share in accordance with any directions Global Indemnity Limited may give in relation to any dealings with or disposal of that Ordinary Share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder or holders of that Ordinary Share must exercise all rights attaching to it in accordance with the directions of Global Indemnity Limited. The Company shall not be obliged to issue a certificate to the new member for any such Ordinary Share.

(e)	No right of pre-emption granted to any holder or holders of Ordinary Shares nor to any other person whatsoever shall apply to the allotment or issue of Ordinary Shares pursuant to the Scheme of Arrangement.”

MATERIAL TAX CONSIDERATIONS RELATING TO THE TRANSACTION

This section contains a general discussion of certain material tax consequences to holders of GI Ireland ordinary shares of (i) the Transaction, (ii) post-Transaction ownership and disposition of GI Cayman ordinary shares and (iii) post-Transaction operations of GI Cayman.

The discussion under the caption “—U.S. Federal Income Tax Considerations” addresses certain material U.S. federal income tax consequences to (i) GI Ireland and GI Cayman of the Transaction and post-Transaction operations, and (ii) U.S. holders and non-U.S. holders (each as defined below) of exchanging GI Ireland ordinary shares for GI Cayman ordinary shares in the Transaction and owning and disposing of GI Cayman ordinary shares received in the Transaction.

The discussion under the caption “—Cayman Tax Considerations” addresses certain material Cayman tax consequences to shareholders of the Transaction and of ownership and disposition of the GI Cayman ordinary shares.

The discussion under the caption “—Irish Tax Considerations” addresses certain material Irish tax consequences of the Transaction for shareholders of the Transaction.

The below discussion applies to the shareholders who receive GI Cayman ordinary shares through the Scheme of Arrangement. The discussion is not a substitute for an individual analysis of the tax consequences of the Transaction, post-Transaction ownership and disposition of GI Cayman ordinary shares or post-Transaction operations of GI Cayman. You should consult your own tax advisors regarding the particular U.S. federal, state and local, Cayman, Irish and other tax consequences of these matters in light of your particular situation.

U.S. Federal Income Tax Considerations

Scope of Discussion

The following discussion is based on the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the Treasury regulations promulgated thereunder, which we refer to as the “Treasury Regulations” and judicial and administrative interpretations thereof in each case as in effect and available on the date of this proxy statement. All of the foregoing are subject to change, which change could apply with retroactive effect and could affect the tax consequences described in this proxy statement. The discussion assumes, as is the case under current law, that GI Ireland and GI Cayman are treated as foreign persons for U.S. federal tax purposes and will be so treated as of and after the Effective Time (until GI Ireland liquidates for U.S. federal income tax purposes as previously described herein). Neither GI Ireland nor GI Cayman will request a ruling from the United States Internal Revenue Service, which we refer to as the “IRS,” as to the U.S. federal tax consequences of the Transaction, post-Transaction ownership and disposition of GI Cayman ordinary shares or any other matter. There can be no assurance that the IRS will not challenge any of the U.S. federal tax consequences described below.

This discussion generally does not address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or listing of all potential tax consequences of the Transaction or of holding and disposing of GI Cayman ordinary shares and does not address all tax considerations that may be relevant to GI Ireland shareholders. In particular, the below discussion addresses tax consequences to holders who hold their GI Ireland ordinary shares, and who will hold their GI Cayman ordinary shares, solely as capital assets, which generally means as property held for investment. The below discussion does not address any tax consequences to GI Ireland or GI Cayman shareholders, as applicable, who, for U.S. federal income tax purposes, are subject to special rules, such as:

•	banks, financial institutions or insurance companies;

•	tax-exempt entities;

•	persons who hold shares as part of a straddle, hedge, constructive sale, conversion or other integrated transaction;

•	U.S. expatriates and certain former citizens or long-term residents of the United States;

•	persons holding shares through a partnership or other fiscally transparent entity;

•	dealers or traders in securities, commodities or currencies;

•	trusts and estates;

•	mutual funds and pension plans;

•	persons subject to the alternative minimum tax or the Medicare contribution tax on net investment income;

•	U.S. persons whose “functional currency” is not the U.S. dollar;

•	regulated investment companies and real estate investment trusts;

•	S corporations, partnerships or other pass-through entities;

•	persons whose GI Ireland ordinary shares constitute “Section 306 stock” (as defined in the Code);

•	persons who received the GI Ireland ordinary shares through exercise of employee share options or otherwise as compensation or through a tax qualified retirement plan;

•	persons who, at any time within the five-year period ending on the date of the Transaction, have owned (directly, indirectly or through attribution) 10% or more of the total combined voting power of all classes of shares of GI Ireland entitled to vote; or

•	persons who, immediately after the Transaction, will own (directly, indirectly or through attribution) 10% or more of the total combined voting power of all classes of shares of GI Cayman entitled to vote.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of GI Ireland ordinary shares or, after the completion of the Transaction, GI Cayman ordinary shares, that for U.S. federal income tax purposes is:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation for U.S. federal income tax purposes created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust, if such trust validly has elected to be treated as a U.S. person for U.S. federal income tax purposes or if (i) a U.S. court can exercise primary supervision over its administration and (ii) one or more U.S. persons have the authority to control all of the substantial decisions of the trust.

A “non-U.S. holder” is a beneficial owner of GI Ireland ordinary shares or, after the completion of the Transaction, GI Cayman ordinary shares, other than a U.S. holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes, which we refer to as a “Partnership.” If a Partnership is a beneficial owner of GI Ireland ordinary shares or GI Cayman ordinary shares, the tax treatment of a partner in that Partnership will generally depend on the status of the partner and the activities of the Partnership. Holders of GI Ireland ordinary shares or GI Cayman ordinary shares that are Partnerships and partners in such Partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Transaction and the ownership and disposition of GI Cayman ordinary shares. For purposes of this tax discussion, “holder” or “shareholder” means either a U.S. holder or a non-U.S. holder or both, as the context may require.

U.S. Tax Consequences of the Transaction

GI Ireland and GI Cayman. Neither GI Ireland nor GI Cayman will be subject to U.S. federal income tax solely as a result of the Transaction. Following the Transaction, GI Ireland will convert to a private limited entity and make a check-the-box election for U.S. tax purposes to be treated as a disregarded entity. Taking into account the liquidation of GI Ireland for U.S. federal income tax purposes, the Transaction will qualify as a Section 368(a)(1)(F) reorganization and the below discussion describes the general consequences to U.S. holders and non-U.S. holders of the Transaction qualifying as a Section 368(a)(1)(F) reorganization.

U.S. Holders. A U.S. holder who receives GI Cayman ordinary shares in the Transaction will not recognize any gain or loss solely as a result of the Transaction. The tax basis of the GI Cayman ordinary shares received in exchange for GI Ireland ordinary shares will be equal to the basis of the GI Ireland ordinary shares exchanged. The holding period for the GI Cayman ordinary shares received in the Transaction will include the holding period for the GI Ireland ordinary shares surrendered in the Transaction. Under applicable Treasury Regulations, a U.S. holder should not be required to file a “gain recognition agreement,” with the IRS solely as a result of the Transaction, even if such U.S. holder owns five percent or more of the GI Cayman ordinary shares immediately after the Transaction. U.S. holders who hold their GI Ireland ordinary shares with differing tax bases or holding periods are urged to consult their tax advisor with regard to identifying the tax bases and holding periods of the particular GI Cayman ordinary shares received in the Transaction.

Non-U.S. Holders. A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on gain realized, if any, on the receipt of GI Cayman ordinary shares in exchange for their GI Ireland ordinary shares.

U.S. Tax Considerations Post-Transaction to GI Cayman

The following discussion is a summary of certain U.S. federal income tax considerations relating to GI Cayman’s operations after the Transaction. GI Ireland manages, and GI Cayman intends to manage, its business in a manner that seeks to mitigate the risk that GI Ireland, GI Cayman or Global Indemnity Reinsurance Company Ltd., or Global Indemnity Reinsurance, will be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes. However, whether business is being conducted in the United States is an inherently factual determination. Because the Code, Treasury Regulations and court decisions fail to identify definitively activities that constitute being engaged in a trade or business in the United States, GI Ireland and GI Cayman cannot be certain that the IRS will not contend successfully that GI Ireland, GI Cayman or Global Indemnity Reinsurance is or has been engaged in a trade or business in the United States. A non-U.S. corporation deemed to be so engaged would be subject to U.S. income tax at regular corporate rates, as well as the branch profits tax, on its income that is treated as effectively connected with the conduct of that trade or business unless the corporation is entitled to relief under the permanent establishment provision of an applicable tax treaty, as discussed below. Such income tax, if imposed, would be based on effectively connected income computed in a manner generally analogous to that applied to the income of a U.S. corporation, except that a non-U.S. corporation is generally entitled to deductions and credits only if it timely files a U.S. federal income tax return. GI Ireland and Global Indemnity Reinsurance are filing and GI Cayman expects to file protective U.S. federal income tax returns on a timely basis in order to preserve the right to claim income tax deductions and credits if it is ever determined that it is subject to U.S. federal income tax. All of the GI Cayman’s other non-U.S. entities are considered disregarded entities for federal income tax purposes. The highest marginal federal income tax rates as of 2016 are 35% for a corporation’s effectively connected income and 30% for the branch profits tax.

GI Cayman expects to be an Irish tax resident immediately after the Transaction. If GI Cayman is entitled to the benefits under the Convention Between the Government of the United States of America and the Government of Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income and Capital Gains (the “Ireland-U.S. Treaty”), it would not be subject to U.S. income tax on any of its business profits found to be effectively connected with a U.S. trade or business unless that trade or business was conducted through a permanent establishment in the United States. No Treasury regulations interpreting the Ireland-U.S. Treaty have been issued. GI Cayman intends to conduct its activities so that it does not have a permanent establishment in the United States, but cannot be certain that it will achieve this result. A resident of Ireland generally will be entitled to the benefits of the Ireland-U.S. Treaty if (1) if at least 50% of the aggregate vote and value of GI Cayman’s shares is directly or indirectly owned by persons who would themselves qualify for benefits under the Ireland-U.S. Treaty as individuals, qualified governmental entities, publicly-traded persons or companies, or tax-exempt organizations and (ii) amounts that are paid or accrued by GI Cayman to persons that are not themselves eligible for benefits under the Ireland-U.S. Treaty as individuals, qualified governmental entities, publicly-traded persons or companies, or tax-exempt organizations and that are deductible for Irish income tax purposes in the tax year do not exceed 50% of GI Cayman’s gross income for that year. GI Cayman cannot be certain that it will eligible for the Ireland-U.S. Treaty in the future even if it remains an Irish tax resident because of factual and legal uncertainties regarding the residency and citizenship of GI Cayman’s shareholders.

If Global Indemnity Reinsurance is entitled to the benefits under the Convention between the Government of the United States of America and the Government of the United Kingdom of Great Britain and Northern Ireland (on behalf of the Government of Bermuda) relating to the Taxation of Insurance Enterprises and Mutual Assistance in Tax Matters (the “Bermuda-U.S. Treaty”), Global Indemnity Reinsurance would not be subject to U.S. income tax on any business profits of its insurance enterprise found to be effectively connected with a U.S. trade or business, unless that trade or business is conducted through a permanent establishment in the United States. No regulations interpreting the Bermuda-U.S. Treaty have been issued. Global Indemnity Reinsurance currently conducts its activities to reduce the risk that it will have a permanent establishment in the United States, although GI Cayman cannot be certain that it will achieve this result.

An insurance enterprise resident in Bermuda generally will be entitled to the benefits of the Bermuda-U.S. Treaty if (1) more than 50% of its shares are owned beneficially, directly or indirectly, by individual residents of the United States or Bermuda or U.S. citizens and (2) its income is not used in substantial part, directly or indirectly, to make disproportionate distributions to, or to meet certain liabilities to, persons who are neither residents of either the United States or Bermuda nor U.S. citizens. GI Cayman cannot be certain that Global Indemnity Reinsurance will be eligible for Bermuda-U.S. Treaty benefits in the future because of factual and legal uncertainties regarding the residency and citizenship of GI Cayman’s shareholders.

Foreign insurance companies carrying on an insurance business within the United States have a certain minimum amount of effectively connected net investment income, determined in accordance with a formula that depends, in part, on the amount of U.S. risk insured or reinsured by such companies. If Global Indemnity Reinsurance is considered to be engaged in the conduct of an insurance business in the United States and it is not entitled to the benefits of the Bermuda-U.S. Treaty in general (because it fails to qualify under the limitations on treaty benefits discussed above), a significant portion of Global Indemnity Reinsurance’s investment income may be subject to U.S. income tax. In addition, while the Bermuda-U.S. Treaty clearly applies to premium income, it is uncertain whether the Bermuda-U.S. Treaty applies to other income such as investment income. If Global Indemnity Reinsurance is considered engaged in the conduct of an insurance business in the United States and is entitled to the benefits of the Bermuda-U.S. Treaty in general, but the Bermuda-U.S. Treaty is interpreted to not apply to investment income, a significant portion of Global Indemnity Reinsurance’s investment income could be subject to U.S. federal income tax.

The United States also imposes an excise tax on insurance and reinsurance premiums paid to foreign insurers or reinsurers with respect to risks located in the United States. The rates of tax applicable to premiums paid to Global Indemnity Reinsurance on such business are 4% for direct insurance premiums and 1% for reinsurance premiums. Foreign corporations not engaged in a trade or business in the United States are subject to 30% U.S. income tax imposed by withholding on the gross amount of certain “fixed or determinable annual or periodic gains, profits and income” derived from sources within the United States (such as dividends and certain interest on investments), subject to exemption under the Code or reduction by applicable treaties. The Bermuda-U.S. Treaty does not reduce the rate of tax in such circumstances.

Global Indemnity Group, Inc. is a Delaware corporation wholly owned by U.A.I. (Luxembourg) Investment S.à.r.l., an indirect, wholly owned subsidiary of GI Cayman. Under U.S. federal income tax law, dividends and interest paid by a U.S. corporation to a non-U.S. shareholder are generally subject to a 30% withholding tax, unless reduced by treaty. The Convention Between the Government of the United States of America and the Government of the Grand Duchy of Luxembourg for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income and Capital (the “Luxembourg-U.S. Treaty”) reduces the rate of withholding tax on interest payments to 0% and on dividends to 15%, or 5% (if the shareholder owns 10% or more of the company’s voting stock). If the IRS were to successfully contend that U.A.I. (Luxembourg) Investment S.à.r.l. is not eligible for benefits under the Luxembourg-U.S. Treaty, interest paid by the Company’s U.S. subsidiary to a Luxembourg affiliate would be subject to a 30% withholding tax.

Some of GI Cayman’s non-U.S. subsidiaries may be entitled to the benefits of a tax treaty with the United States and the country where those subsidiaries are resident. In those cases, the non-U.S. subsidiaries may have additional protections against U.S. taxation.

The Company’s U.S. subsidiaries are each subject to taxation in the United States at regular corporate rates.

Sections 482 and 845 of the Code give the IRS broad authority to reallocate income, deductions and credits from transactions (in the case of Section 845 of the Code, reinsurance transactions) between related parties. GI Ireland believes that all agreements it or its subsidiaries entered into, and GI Cayman believes that all agreements it or its subsidiaries intend to enter into, whether with related or unrelated parties, are and will remain at arm’s-length. Nevertheless, no assurance can be given that the IRS will not assert its authority under Sections 482 or 845 of the Code in a manner that would increase the tax liability of GI Cayman’s U.S. subsidiaries.

Post-Transaction Consequences to U.S. Holders

Receiving Distributions on GI Cayman ordinary shares. Subject to the discussion below under “—Special Rules—Controlled Foreign Corporations,” “—Special Rules—Related Person Insurance Income” and “—Special Rules—Passive Foreign Investment Company Provisions,” U.S. holders will be required to include in gross income the gross amount of any distribution received on the GI Cayman ordinary shares to the extent that the distribution is paid out of GI Cayman’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes, which we refer to as a dividend. With respect to non-corporate U.S. holders, certain dividends received from a qualified foreign corporation will be subject to U.S. federal income tax at a reduced rate. A non-United States corporation (other than a corporation that is classified as a PFIC for the taxable year in which the dividend is paid or the preceding taxable year) generally will be considered to be a qualified foreign corporation (i) if it is eligible for the benefits of a comprehensive tax treaty with the United States which the Secretary of Treasury of the United States determines is satisfactory for purposes of this provision and which includes an exchange of information program, or (ii) with respect to any dividend it pays on stock which is readily tradable on an established securities market in the United States. GI Cayman A ordinary shares will be listed on Nasdaq and therefore U.S. Treasury guidelines indicate will be considered readily tradable on an established securities market in the United States. As long as the GI Cayman A ordinary shares are considered readily tradable on Nasdaq (or certain other stock exchanges) and GI Cayman is not a passive foreign investment company, GI Cayman will be treated as a qualified foreign corporation for this purpose. There can be no assurance that the GI Cayman A ordinary shares will be considered readily tradable on established securities market in future years. This reduced rate will not be available in all situations, and U.S. holders should consult their own tax advisor regarding the application of the relevant rules to their particular circumstances. With respect to corporate U.S. holders, dividends from GI Cayman will not be eligible for the dividends-received deduction under the Code, which is generally allowed to U.S. corporate shareholders on dividends received from U.S. corporations.

Distributions in excess of the current and accumulated earnings and profits of GI Cayman will be applied first to reduce the U.S. holder’s tax basis in its GI Cayman ordinary shares, and thereafter will constitute gain from the sale or exchange of such shares. In the case of a non-corporate U.S. holder, such “gain” is subject to a reduced U.S. federal income tax rate if the holder’s holding period for such GI Cayman ordinary shares exceeds

12 months. Special rules not here described may apply to U.S. holders who do not have a uniform tax basis and holding period in all of their GI Cayman ordinary shares. U.S. holders are urged to consult their own tax advisor with regard to the tax treatment of any distributions made to them.

Subject to certain complex limitations, a U.S. holder generally will be entitled, at its option, to claim a credit against its U.S. federal income tax liability or a deduction in computing its U.S. federal taxable income in respect of any Irish taxes withheld (see the discussion below under “—Irish Tax Considerations”). If a U.S. holder elects to claim a deduction for Irish taxes withheld for a particular taxable year, the election will apply to all foreign taxes paid or accrued by or on behalf of the U.S. holder in the particular taxable year. U.S. holders should consult their own tax advisors as to the consequences if Irish withholding taxes are imposed and the availability of a foreign tax credit or deduction.

Dispositions of GI Cayman ordinary shares. Subject to the discussion below under “—Repurchase of Ordinary Shares by GI Cayman,” “Special Rules—Classification of GI Cayman or its Non-U.S. Subsidiaries as Controlled Foreign Corporations,” “—Special Rules—Related Person Insurance Income” and “—Special Rules—Passive Foreign Investment Company Provisions,” U.S. holders of GI Cayman ordinary shares generally should recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other taxable disposition of GI Cayman ordinary shares in an amount equal to the difference between the amount realized from such sale, exchange or other taxable disposition and the U.S. holders’ tax basis in such shares. In the case of a non-corporate U.S. holder, such gain may be subject to a reduced U.S. federal income tax rate if the holder’s holding period for such GI Cayman ordinary shares exceeds 12 months. The deductibility of capital losses is subject to limitations.

Repurchase of Ordinary Shares by GI Cayman. A repurchase of ordinary shares by GI Cayman generally will be treated as a dividend to the extent of GI Cayman’s current and accumulated earnings and profits unless it satisfies one of the alternative tests under Section 302(b) of the Code to be treated as a sale or exchange, subject to the potential application of the CFC, RPII and PFIC rules as discussed in “—Post-Transaction—Special Rules” below. The tests for determining whether a repurchase of shares will qualify as a sale or exchange under Section 302(b) of the Code include whether a repurchase (i) is “substantially disproportionate,” (ii) constitutes a “complete termination of the holder’s stock interest” in GI Cayman or (iii) is “not essentially equivalent to a dividend,” each within the meaning of Section 302(b) of the Code. In determining whether any of the tests under Section 302(b) of the Code are met, including the tests mentioned in the preceding sentence, shares considered to be owned by the U.S. holder under certain constructive ownership rules, as well as shares actually owned, generally must be taken into account. Because the determination of whether any of the alternative tests of Section 302(b) of the Code is satisfied with respect to a particular U.S. holder will depend on the particular facts and circumstances at the time the determination is made, U.S. holders are advised to consult their own tax advisors to determine their tax treatment in light of their own particular circumstances.

Post-Transaction Consequences to Non-U.S. Holders

Consequences of Owning GI Cayman ordinary shares. A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on dividends from GI Cayman unless: (i) the dividends are effectively connected with the holder’s conduct of a trade or business in the United States (and, if a tax treaty applies, the dividends are attributable to a permanent establishment or fixed place of business maintained by the non-U.S. holder in the United States); or (ii) such non-U.S. holder is subject to backup withholding.

Consequences of Disposing of GI Cayman ordinary shares. A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on any gain recognized on the sale, exchange or other disposition of GI Cayman ordinary shares unless: (i) such gain is effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States (and, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by the non-U.S. holder in the United States); (ii) in the case of certain capital gains recognized by a non-U.S. holder that is an individual, such individual is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met; or (iii) the non-U.S. holder is subject to backup withholding.

Post-Transaction—Special Rules

Classification of GI Cayman or its Non-U.S. Subsidiaries as Controlled Foreign Corporations.

In general, a foreign corporation is considered a controlled foreign corporation, which we refer to as “CFC,” if 10% U.S. Shareholders own (directly, indirectly through non-U.S. entities or by application of the constructive ownership rules of Section 958(b) of the Code (i.e., “constructively”)) more than 50% of the total combined voting power of all classes of voting stock of such foreign corporation, or more than 50% of the total value of all stock of such corporation. A “10% U.S. Shareholder” is a U.S. Person (as defined in Section 957(c) of the Code) who owns (directly, indirectly through non-U.S. entities or constructively) at least 10% of the total combined voting power of all classes of stock entitled to vote of the foreign corporation. Each 10% U.S. Shareholder of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during a taxable year and owns shares in that CFC directly or indirectly through foreign entities on the last day of the foreign corporation’s taxable year on which it is a CFC must include in its gross income for U.S. federal income tax purposes its pro rata share (based on its actual direct and indirect, through foreign entities, ownership) of the CFC’s “subpart F income,” even if the subpart F income is not distributed. Subpart F income generally includes, among other things, investment income such as dividends, interest and capital gains, and income from insuring risks located outside the insurer’s country of incorporation. For purposes of a 10% U.S. Shareholder taking into account insurance income, a CFC also includes a foreign corporation in which more than 25% of the total combined voting power of all classes of stock (or more than 25% of the total value of the stock) is owned by 10% U.S. Shareholders on any day during the taxable year of such corporation, if certain premium tests are met. It is expected that a portion of the income of GI Cayman’s other non-U.S. insurance and reinsurance subsidiaries, would be considered subpart F income if such subsidiary were to be considered a CFC. In addition, a non-U.S. insurance subsidiary of GI Cayman may be considered a CFC under the RPII rules discussed below.

Due to the manner in which GI Cayman shares are owned, GI Ireland and GI Cayman believe that GI Ireland is not currently a CFC and GI Cayman will not be a CFC after the Transaction. We cannot assure you, however, that the IRS will not challenge the CFC status of GI Ireland or GI Cayman and that a court will not sustain such challenge, in which case a 10% U.S. Shareholder’s investment could be materially adversely affected.

Related Person Insurance Income

Generally. The CFC rules described above also apply (with certain modifications) to certain insurance companies that earn related person insurance income, which we refer to as “RPII.” For purposes of applying the CFC rules to foreign corporations that earn RPII, a foreign corporation will be treated as a CFC if RPII Shareholders (defined below) collectively own (directly, indirectly through foreign entities or by application of the constructive ownership rules) 25% or more of the stock of the corporation by vote or value. The term “RPII Shareholder” means any U.S. Person (as defined in Section 957(c) of the Code) who owns, directly or indirectly through foreign entities, any amount (rather than stock possessing 10% or more of the total combined voting power) of the foreign corporation’s stock.

RPII is defined as any “insurance income” attributable to policies of insurance or reinsurance with respect to which the person (directly or indirectly) insured is a “RPII Shareholder” of the foreign corporation or a “related person” to such RPII Shareholder. In general, and subject to certain limitations, “insurance income” is income (including premium and investment income) attributable to the issuing of any insurance or reinsurance contract which would be taxed under the provisions of the Code relating to insurance companies if the income were the income of a domestic insurance company.

For purposes of the RPII rules, “related person” means someone who controls or is controlled by the RPII Shareholder or someone who is controlled by the same person or persons that control the RPII Shareholder. “Control” is measured by either more than 50% in value or more than 50% in voting power of stock, applying constructive ownership principles. In the case of a partnership, trust or estate, control means the ownership, directly or indirectly, of more than 50% (by value) of the beneficial interests in such partnership, estate or trust.

If none of the exceptions described below applies, each U.S. Person who owns ordinary shares in GI Cayman (and therefore, indirectly in its non-U.S. insurance subsidiaries) on the last day of the tax year in which a non-U.S. subsidiary of GI Cayman is an RPII CFC would be required to include in its gross income for U.S. federal income tax purposes its share of RPII of that non-U.S. subsidiary for the U.S. Person’s taxable year that includes the end of that non-U.S. subsidiary’s taxable year. This inclusion generally would be determined as if such RPII were distributed proportionately only to such U.S. Persons holding shares at that date. The inclusion would be limited to the current-year earnings and profits of that non-U.S. subsidiary reduced by the shareholder’s pro rata share, if any, of certain prior-year deficits in earnings and profits. Even if one or more of the exceptions to the RPII rules applies, the general CFC rules described earlier may still apply to require 10% U.S. Shareholders to include in income their pro rata share of RPII, among other things.

RPII Exceptions. The special RPII rules described above will not apply to a non-U.S. subsidiary if (1) direct or indirect insureds and persons related to such insureds, whether or not U.S. Persons, own, at all times during that non-U.S. subsidiary’s taxable year directly or indirectly, less than 20% of the voting power and less than 20% of the value of the stock of that non-U.S. subsidiary, which we refer to as, the “20% Ownership Exception,” (2) RPII, determined on a gross basis, is less than 20% of that non-U.S. subsidiary’s gross insurance income for the taxable year, which we refer to as, the “20% Gross Income Exception,” (3) that non-U.S. subsidiary elects to be taxed on its RPII as if the RPII were effectively connected with the conduct of a U.S. trade or business and to waive all treaty benefits with respect to RPII and meets certain other requirements or (4) that non-U.S. subsidiary elects to be treated as a U.S. corporation for U.S. tax purposes. GI Cayman expects its non-U.S. subsidiaries will operate in a manner such that they will qualify for the 20% Gross Income Exception and the 20% Ownership Exception; no assurances, however, can be provided that GI Cayman’s non-U.S. subsidiaries will operate in such manner successfully or that the IRS will not make any assertions to the contrary. In addition, it might be difficult for GI Cayman to determine whether it is 20% or more owned (by either voting power or value), directly or indirectly (under complex attribution rules), by insured or reinsured persons or persons related to insured or reinsured persons.

Computation of RPII. In order to determine how much RPII each of its non-U.S. insurance subsidiaries has earned in each taxable year, GI Cayman may obtain and rely upon information from its insureds and reinsureds to determine whether any of the insureds, reinsureds or other persons related to such insureds or reinsureds own GI Cayman shares and are U.S. Persons. GI Cayman may not be able to determine whether any of the underlying insureds of the insurance companies to which its non-U.S. subsidiaries provides insurance or reinsurance are RPII shareholders or related persons to such shareholders. Consequently, GI Cayman may not be able to determine accurately the gross amount of RPII earned by its non-U.S. subsidiaries in a given taxable year. GI Cayman may also seek information from its shareholders to determine whether direct or indirect owners of GI Cayman’s ordinary shares at the end of the year are U.S. Persons so that the RPII may be determined and apportioned among such persons. To the extent GI Cayman is unable to determine whether a direct or indirect owner of shares is a U.S. Person, GI Cayman may assume that such owner is not a U.S. Person, thereby increasing the per share RPII amount for all shareholders identified as U.S. Persons.

Uncertainty as to Application of RPII. Treasury Regulations interpreting the RPII provisions of the Code exist only in proposed form. It is not certain whether these Treasury Regulations will be adopted in their proposed form or what changes might ultimately be made or whether any such changes, as well as any interpretation or application of the RPII rules by the IRS, the courts or otherwise, might have retroactive effect. Accordingly, the meaning of the RPII provisions and their application to GI Cayman is uncertain. These provisions include the grant of authority to the U.S. Treasury to prescribe “such regulations as may be necessary to carry out the purposes of this subsection, including . . . regulations preventing the avoidance of this subsection through cross insurance arrangements or otherwise.” In addition, we cannot assure you that the IRS will not challenge any determinations by GI Cayman as to the amount, if any, of RPII that should be includible in income or that the amounts of the RPII inclusions will not be subject to adjustment based upon subsequent IRS examination. U.S. holders should consult their tax advisors as to the effects of these uncertainties.

Basis Adjustments for RPII. A U.S. shareholder’s tax basis in its GI Cayman ordinary shares will be increased by the amount of any subpart F income that the shareholder includes in income, including any RPII included in income by an RPII shareholder. Any distributions made by GI Cayman out of previously taxed subpart F income, including RPII income, will be exempt from further U.S. income tax in the hands of the U.S. shareholder. The U.S. shareholder’s tax basis in its GI Cayman ordinary shares will be reduced by the amount of any distributions that are excluded from income under this rule.

Certain Provisions Applicable to Both RPIIs and CFCs

Information Reporting. Under certain circumstances, U.S. Persons owning stock in a foreign corporation are required to file IRS Form 5471 with their U.S. federal income tax returns. Generally, information reporting on IRS Form 5471 is required with respect to (1) a person who is treated as an RPII Shareholder, and (2) certain 10% U.S. Shareholders. For any taxable year in which GI Cayman determines that the 20% Gross Income Exception and the 20% Ownership Exception do not apply, GI Cayman intends to mail to all U.S. Persons registered as holders of its ordinary shares IRS Form 5471, completed with information from GI Cayman, for attachment to the U.S. federal income tax returns of such shareholders.

Dispositions of Ordinary Shares and Code Section 1248. Section 1248 of the Code provides that if a U.S. Person sells or exchanges stock in a foreign corporation and such person owned directly, indirectly through certain foreign entities or constructively 10% or more of the voting power of the corporation at any time during the five-year period ending on the date of disposition when the corporation was a CFC, any gain from the sale or exchange of the shares will be treated as a dividend to the extent of the CFC’s earnings and profits (determined under U.S. federal income tax principles) during the period that the shareholder held the shares and while the corporation was a CFC (with certain adjustments). A 10% U.S. Shareholder may in certain circumstances be required to report a disposition of shares of a CFC by attaching IRS Form 5471 to the U.S. federal income tax or information return that it would normally file for the taxable year in which the disposition occurs.

Section 1248 of the Code also applies to the sale or exchange of shares in a foreign corporation if the foreign corporation would be treated as a CFC for RPII purposes and would be taxed as an insurance company if it were a domestic corporation, regardless of whether the shareholder is a 10% U.S. Shareholder or whether the 20% Gross Income Exception or the 20% Ownership Exception applies. Existing Treasury Regulations do not address whether Section 1248 of the Code would apply if a foreign corporation is not a CFC but the foreign corporation has a subsidiary that is a CFC or that would be taxed as an insurance company if it were a domestic corporation. U.S. holders should consult their tax advisors regarding the effects of these rules on a disposition of shares.

Passive Foreign Investment Company Provisions

The treatment of U.S. holders of GI Cayman ordinary shares in some cases could be materially different from that described above if, at any relevant time, GI Ireland or GI Cayman were a passive foreign investment company, which we refer to as a “PFIC.”

For U.S. tax purposes, a foreign corporation will generally be classified as a PFIC for any taxable year if either (1) 75% or more of its gross income is “passive income” (as defined for U.S. federal income tax purposes) or (2) the average percentage of assets held by such corporation which produce passive income or which are held for the production of passive income is at least 50%. For purposes of applying the tests in the preceding sentence, a look-through rule applies and the foreign corporation is deemed to own its proportionate share of the assets, and to receive directly the proportionate share of the income, of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock. In addition, the PFIC statutory provisions also contain an express exception for income derived in the active conduct of an insurance business by a corporation that is predominantly engaged in an insurance business. This exception is intended to ensure that income derived by a bona fide insurance company is not treated as passive income, except to the extent such income is attributable to financial reserves in excess of the reasonable needs of the insurance business.

GI Ireland believes that it is not a PFIC and does not expect that GI Cayman will be a PFIC following the Transaction, and the discussion in this proxy statement assumes that GI Ireland is not, and GI Cayman will not be, a PFIC. The tests for determining PFIC status are applied annually and it is difficult to accurately predict future income and assets relevant to this determination. In addition, there are no currently effective Treasury Regulations regarding the application of the PFIC provisions to an insurance company, although proposed regulations were published in April 2015. Accordingly, no assurance can be given that the IRS would not challenge this position or that a court would not sustain such challenge.

If GI Cayman is treated as a PFIC, a U.S. holder will generally be subject to additional taxes and interest charges on certain “excess distributions” received by such U.S. holder on the shares and any gain realized on the sale or other disposition of GI Cayman shares. Distributions in respect of a U.S. holder’s ordinary shares during a taxable year will generally constitute “excess distributions” if, in the aggregate, they exceed 125% of the average amount of distributions in respect of such holder’s ordinary shares over the three preceding taxable years or, if shorter, the portion of the U.S. holder’s holding period before such taxable year. These taxes and interest charges will continue to apply to U.S. holders even if GI Cayman ceases to be a PFIC, unless a U.S. holder makes an election to recognize gain as if it sold ordinary shares on the last day GI Cayman was a PFIC. In addition, if GI Cayman is a PFIC or, with respect to a particular U.S. holder, was treated as a PFIC in the taxable year in which a distribution was paid or the prior taxable year, no distribution from GI Cayman will qualify for taxation at preferential rates, as described in “—Post Transaction Consequences to U.S. Holders—Receiving Distributions on GI Cayman Ordinary Shares” above.

If GI Cayman is a PFIC, so long as our ordinary shares are and remain “marketable,” a U.S. holder will be able to avoid the excess distribution rules described above by making a timely so-called “mark-to-market” election with respect to such U.S. holder’s ordinary shares. GI Cayman’s ordinary shares will be “marketable” as long as they remain regularly traded on a national securities exchange, such as Nasdaq. If a mark-to-market election is made, a U.S. holder will not be subject to the excess distribution rules described above, but instead will recognize ordinary income at the close of each year to the extent the fair market value of its GI Cayman ordinary shares exceeds its adjusted basis in such shares or take a deduction to the extent the fair market value of its GI Cayman ordinary shares is lower than its adjusted basis in such shares, up to the net mark-to-market gain previously recognized. In addition, if GI Cayman is a PFIC in any year, a U.S. holder might be able to avoid the excess distribution rules described above by making a timely so-called “qualified electing fund,” or QEF, election to be taxed currently on such U.S. holder’s pro rata portion of our income and gain. However, GI Cayman does not intend to provide the information that would be necessary for a U.S. holder to make a QEF election. Accordingly, a U.S. holder will not be able to make or maintain a QEF election with respect to GI Cayman ordinary shares.

If GI Cayman should determine in the future that it is a PFIC, it will endeavor to so notify U.S. holders of GI Cayman ordinary shares, although there can be no assurance that it will be able to do so in a timely and complete manner.

U.S. holders of GI Cayman ordinary shares should consult their own tax advisor about the PFIC rules, including annual information reporting and the availability of the QEF election and mark-to-market election.

Information Reporting and Backup Withholding

U.S. holders that own at least five percent (of total voting power or total value) of GI Ireland or stock in GI Ireland with a basis of $1,000,000 or more immediately before the Transaction will be required to file a statement under Treasury Regulations Section 1.368-3 describing certain information about GI Cayman, GI Ireland and the Transaction. Other information reporting could also apply to the Transaction. Shareholders of GI Ireland should consult their own tax advisor about the information reporting requirements that could be applicable to the exchange of GI Ireland ordinary shares for GI Cayman ordinary shares in the Transaction.

U.S. holders may be required to report information with respect to GI Cayman ordinary shares not held through a custodial account with a U.S. financial institution to the IRS. In general, if you hold specified “foreign financial assets” (which generally would include GI Cayman ordinary shares) with an aggregate value exceeding $50,000, such U.S. holder will be required to report information about those assets on IRS Form 8938, which must be attached to such U.S. holder’s annual income tax return. Higher asset thresholds apply if a U.S. holder files a joint tax return or resides abroad. Failure to report required information could result in substantial penalties. U.S. holders should consult their own tax advisor regarding their obligation to file IRS Form 8938.

Dividends on GI Cayman ordinary shares paid within the United States or through certain U.S.-related intermediaries are subject to information reporting unless the holder is a corporation, other exempt recipient or non-U.S. holder who establishes its foreign status. Dividends subject to information reporting are subject to backup withholding (currently at a rate of 28%) and may be subject to penalties imposed by the IRS unless the payee furnishes the payor with a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the payment of proceeds from a sale of GI Cayman ordinary shares within the United States or through certain U.S.-related intermediaries. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the holder furnishes certain required information to the IRS on a timely basis.

Holders should consult their tax advisor regarding the application of information reporting and backup withholding to their particular situations.

THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH GI IRELAND ORDINARY SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

Cayman Tax Considerations

Certain Cayman Islands Tax Considerations

The following is a summary of certain Cayman Islands tax consequences to persons who hold GI Cayman ordinary shares. The discussion is based upon applicable law of the Cayman Islands and on the advice of Walkers, Cayman Islands counsel. The discussion does not address all of the tax consequences that may be relevant to a particular shareholder. Shareholders must consult their own tax advisers as to the Cayman Islands tax consequences of acquiring, holding and disposing of GI Cayman ordinary shares, as well as the effects of tax laws of the jurisdictions of which they are citizens, residents or domiciliaries or in which they conduct business.

Taxation of GI Cayman

There is, at present, no direct taxation in the Cayman Islands and interest, distributions and gains payable to GI Cayman will be received free of all Cayman Islands taxes. GI Cayman is registered as an exempted company pursuant to the Cayman Islands Companies Law. GI Cayman received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of 20 years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax to be levied on profits or income or gains or appreciations, shall apply to GI Cayman, or to any shareholder thereof, in respect of the operations or assets of GI Cayman or the shares of a shareholder therein.

Irish Tax Considerations

Scope of Discussion

The following is a summary of the material Irish tax consequences of the Scheme of Arrangement to certain beneficial owners of GI Ireland ordinary shares and of the ownership and subsequent disposal of GI Cayman ordinary shares received upon the consummation of the Scheme of Arrangement by such owners. The summary does not purport to be a comprehensive description of all tax considerations that may be relevant to each of GI Ireland shareholders or GI Cayman shareholders. The summary is based upon Irish tax laws and the practice of the Irish Revenue Commissioners in effect at the date of this proxy statement. Certain statements are made in respect of some of the elements of Irish Revenue Commissioners practice on which final confirmation is being sought. Changes in law and/or administrative practice may result in alteration of the tax considerations described below, possibly with retrospective effect.

The summary does not constitute tax advice and is intended only as a general guide. The summary is not exhaustive and GI Ireland shareholders or GI Cayman shareholders should consult their tax advisors about the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions) of the Scheme of Arrangement and of the acquisition, ownership and disposal of GI Cayman ordinary shares. The summary applies only to shareholders who hold their ordinary shares as capital assets and does not apply to other categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes or shareholders who acquired their GI Ireland or GI Cayman shares or who have, or who are deemed to have, acquired shares by virtue of an Irish office or employment (performed or carried on in Ireland).

Material Irish Tax Consequences of Disposing of GI Ireland Shares

The Scheme of Arrangement should not be treated as involving a distribution subject to Irish tax as income.

Irish Tax on Chargeable Gains

Holders of GI Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold their shares in connection with a trade carried on by such shareholders through an Irish branch or agency should not be within the charge to Irish capital gains tax or corporation tax on chargeable gains (“CGT”) on the disposal of their GI Ireland ordinary shares, or on the receipt of GI Cayman ordinary shares pursuant to the Scheme of Arrangement.

Holders of GI Ireland ordinary shares that are resident or ordinarily resident in Ireland for Irish tax purposes or that hold their GI Ireland ordinary shares in connection with a trade carried on by such persons through an Irish branch or agency will, subject to the availability of any exemptions and reliefs, generally be within the charge to CGT in relation to the disposal of GI Ireland ordinary shares under the Scheme of Arrangement.

However, for the purposes of CGT (i) the receipt of GI Cayman ordinary shares pursuant to the Scheme of Arrangement should be treated as a reorganization of GI Ireland’s share capital and (ii) on the basis that the Scheme of Arrangement is effected for bona fide commercial reasons and does not form part of any arrangement or scheme of which the main purpose or one of the main purposes is the avoidance of liability to tax, the effect should be that the holding of GI Cayman ordinary shares received pursuant to the Scheme of Arrangement should be treated as the same asset, acquired at the same time and for the same consideration, as the holding of GI Ireland ordinary shares held by the shareholder immediately prior to the Scheme of Arrangement.

Stamp Duty

The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the price paid or the market value of the shares acquired, whichever is greater. Where Irish stamp duty arises it is generally a liability of the transferee.

The documents affecting the Scheme of Arrangement should not attract Irish stamp duty.

Material Irish Tax Consequences of Owning and Disposing of GI Cayman Shares

Irish Tax on Chargeable Gains

The current rate of CGT is 33%.

Non-Irish Resident Shareholders

GI Cayman shareholders that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold their GI Cayman shares in connection with a trade carried on by such shareholders through an Irish branch or agency will not be within the charge to CGT on the disposal of their shares in GI Cayman.

Irish Resident or Ordinarily Resident Shareholders

GI Cayman shareholders that are either resident or ordinarily resident in Ireland for Irish tax purposes, or GI Cayman shareholders that hold their GI Cayman shares in connection with a trade carried on by such persons through an Irish branch or agency will, subject to the availability of any exemptions and reliefs, generally be within the charge to CGT on the disposal of their GI Cayman shares.

A shareholder of GI Cayman who is an individual and who is temporarily not resident in Ireland may, under Irish anti-avoidance legislation, still be liable for CGT on a subsequent disposal of GI Cayman ordinary shares during the period in which such individual is a non-resident.

Stamp Duty

No stamp duty will be payable on the transfer of shares of GI Cayman provided the transfer does not relate to Irish immovable property or stock or marketable securities of a company registered in Ireland.

Withholding Tax on Dividends (DWT)

Distributions made by GI Cayman will, in the absence of one of many exemptions, be subject to DWT currently at a rate of 20%.

For DWT and Irish income tax purposes, a distribution includes any distribution that may be made by GI Cayman to its shareholders, including cash dividends, non-cash dividends and additional stock or shares taken in lieu of a cash dividend. Where an exemption does not apply in respect of a distribution made to a particular shareholder, GI Cayman is responsible for withholding DWT prior to making such distribution.

General Exemptions

Irish domestic law provides that a non-Irish resident shareholder is not subject to DWT on dividends received from GI Cayman if such shareholder is beneficially entitled to the dividend and is either:

•	a person (not being a company) resident for tax purposes in a Relevant Territory (including the U.S.) and is neither resident nor ordinarily resident in Ireland (for a list of Relevant Territories for DWT purposes, see Annex F to this joint proxy statement/prospectus);

•	a company resident for tax purposes in a Relevant Territory, provided such company is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;

•	a company that is controlled, directly or indirectly, by persons resident in a Relevant Territory and who is or are (as the case may be) not controlled by, directly or indirectly, persons who are not resident in a Relevant Territory;

•	a company whose principal class of shares (or those of its 75% direct or indirect parent) is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a Relevant Territory or on such other stock exchange approved by the Irish Minister for Finance; or

•	a company that is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a Relevant Territory or on such other stock exchange approved by the Irish Minister for Finance;

and provided, in all cases noted above (but subject to “Shares Held by U.S. Resident Shareholders” below), GI Cayman or, in respect of shares held through DTC, any qualifying intermediary appointed by GI Cayman, has received from the shareholder, where required, the relevant DWT Forms prior to the payment of the dividend. In practice, in order to ensure sufficient time to process the receipt of relevant DWT Forms, the shareholder where required should furnish the relevant DWT Forms to:

•	its broker (and the relevant information is further transmitted to any qualifying intermediary appointed by GI Cayman) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the shareholder by the broker) if its shares are held through DTC, or

•	GI Cayman’s transfer agent at least seven business days before the record date for the dividend if its shares are held outside of DTC.

Shareholders that are required to file DWT Forms in order to receive dividends free of DWT should note that such forms are generally valid, subject to a change in circumstances, until December 31 of the fifth year after the year in which such forms were completed.

For non-Irish resident GI Cayman shareholders that cannot avail themselves of one of Ireland’s domestic law exemptions from DWT, it may be possible for such shareholders to rely on the provisions of a double tax treaty to which Ireland is party to reduce the rate of DWT.

Shares Held by U.S. Resident Shareholders

Application has been made to the Irish Revenue Commissioners for confirmation that certain practices in relation to DWT applied in respect of Irish resident companies with shares held through DTC will apply in respect of GI Cayman ordinary shares so held. There can be no assurance that such a confirmation will be forthcoming and in the event that it is not the DWT treatment set out above under “General Exemptions” will be applicable to shares in GI Cayman. The statements below are made on the assumption that such a confirmation is issued by the Irish Revenue Commissioners.

It is expected that dividends paid in respect of GI Cayman ordinary shares that are owned by a U.S. resident and held through DTC will not be subject to DWT provided the address of the beneficial owner of such shares in the records of the broker holding such shares is in the United States (and such broker has further transmitted the relevant information to a qualifying intermediary appointed by GI Cayman). Such shareholders, including GI Ireland shareholders who are U.S. residents and who receive GI Cayman ordinary shares pursuant to the Scheme of Arrangement may wish to ensure that their information is properly recorded by their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by GI Cayman).

Dividends paid in respect of GI Cayman ordinary shares that are held outside of DTC and are owned by a former GI Ireland shareholder who is a resident of the United States will not be subject to DWT if such shareholder satisfies the conditions of one of the exemptions referred to above under the heading “General

Exemptions,” including the requirement to provide a valid DWT Form, or subject to obtaining confirmation from the Irish Revenue Commissioners, a completed IRS issued Form 6166 to GI Cayman’s transfer agent at least seven business days before the record date for the dividend to confirm its U.S. residence and claim an exemption. GI Ireland shareholders who are U.S. residents and who receive GI Cayman ordinary shares (which are to be held outside of DTC) pursuant to the Scheme of Arrangement may wish to ensure that they complete the appropriate IRS Form 6166 or a DWT Form and provide them to GI Cayman’s transfer agent as soon as possible after receiving their GI Cayman ordinary shares.

If any shareholder that is resident in the United States receives a dividend from which DWT has been withheld, the shareholder should generally be entitled to apply for a refund of such DWT from the Irish Revenue Commissioners, provided the shareholder is beneficially entitled to the dividend.

Shares Held by Residents of Relevant Territories other than the United States

Shareholders who are residents of Relevant Territories, other than the United States, must satisfy the conditions of one of the exemptions referred to above under the heading “General Exemptions,” including the requirement to furnish valid DWT Forms, in order to receive dividends without suffering DWT. If such shareholders hold their shares through DTC, they must provide the appropriate DWT Forms to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by GI Cayman) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the shareholder by the broker). If such shareholders hold their shares outside of DTC, they must provide the appropriate DWT Forms to GI Cayman’s transfer agent at least seven business days before the record date for the dividend. It is strongly recommended that such shareholders, including GI Ireland shareholders who are residents of Relevant Territories other than the U.S. and who receive GI Cayman ordinary shares pursuant to the Scheme of Arrangement, complete the appropriate DWT Forms and provide them to their brokers or GI Cayman’s transfer agent, as the case may be, as soon as possible after receiving their shares.

If any shareholder who is resident in a Relevant Territory receives a dividend from which DWT has been withheld, the shareholder may be entitled to a refund of DWT from the Irish Revenue Commissioners provided the shareholder is beneficially entitled to the dividend.

Shares Held by Residents of Ireland

Most Irish tax resident or ordinarily resident shareholders (other than Irish resident companies that have completed the appropriate DWT Forms) will be subject to DWT in respect of dividends paid on their GI Cayman ordinary shares.

Shareholders that are residents of Ireland, but are entitled to receive dividends without DWT, must complete the appropriate DWT Forms and provide them to their brokers (so that such brokers can further transmit the relevant information to a qualifying intermediary appointed by GI Cayman) before the record date for the dividend (or such later date before the dividend payment date as may be notified to the shareholder by the broker) (in the case of shares held through DTC), or to GI Cayman’s transfer agent at least seven business days before the record date for the dividend (in the case of shares held outside of DTC).

GI Cayman shareholders who are resident or ordinarily resident in Ireland or are otherwise subject to Irish tax should consult their own tax advisors.

Shares Held by Other Persons

GI Cayman shareholders that do not fall within any of the categories specifically referred to above may nonetheless fall within other exemptions from DWT. If any shareholders are exempt from DWT, but receive dividends subject to DWT, such shareholders may apply for refunds of such DWT from the Irish Revenue Commissioners.

Qualifying Intermediary

Prior to paying any dividend, GI Cayman will put in place an agreement with an entity that is recognized by the Irish Revenue Commissioners as a “qualifying intermediary,” which will provide for certain arrangements relating to distributions in respect of shares of GI Cayman that are held through DTC (the “deposited securities”), The agreement will provide that the qualifying intermediary shall distribute or otherwise make available to Cede & Co., as nominee for DTC, any cash dividend or other cash distribution with respect to the deposited securities after GI Cayman delivers or causes to be delivered to the qualifying intermediary the cash to be distributed.

GI Cayman will rely on information received directly or indirectly from its qualifying intermediary, brokers and its transfer agent in determining where shareholders reside, whether they have provided the required U.S. tax information and whether they have provided the required DWT Forms.

Income Tax on Dividends Paid on GI Cayman Ordinary Shares

Irish income tax may arise for certain persons in respect of distributions received from Irish resident companies.

A GI Cayman shareholder that is not resident or ordinarily resident in Ireland and that is entitled to an exemption from DWT generally has no liability for Irish income tax or the universal social charge on a dividend from GI Cayman. An exception to this position may apply where such shareholder holds GI Cayman ordinary shares in the course of a trade carried on in Ireland.

A GI Cayman shareholder that is not resident or ordinarily resident in Ireland and that is not entitled to an exemption from DWT generally has no additional Irish income tax liability or liability for the universal social charge. The DWT deducted by GI Cayman discharges the liability to income tax and the universal social charge. An exception to this position may apply where the shareholder holds GI Cayman ordinary shares in the course of a trade carried on in Ireland.

Irish resident or ordinarily resident shareholders may be subject to Irish tax and (in the case of an individual) the universal social charge and/or Pay Related Social Insurance on dividends received from GI Cayman. Such GI Cayman shareholders should consult their own tax advisors.

Capital Acquisition Tax (CAT)

CAT comprises principally gift tax and inheritance tax. GI Cayman shares should not be Irish situate assets for the purposes of CAT but, depending on whether the disponer or donee in relation to a gift or inheritance, is resident, ordinarily resident or domiciled in Ireland, a gift or inheritance of shares in GI Cayman may be within the charge to CAT.

THE IRISH TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. GI IRELAND SHAREHOLDERS AND GI CAYMAN SHAREHOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE SCHEME OF ARRANGEMENT AND OF THE ACQUISITION, OWNERSHIP AND DISPOSAL OF GI CAYMAN ORDINARY SHARES.

DESCRIPTION OF GLOBAL INDEMNITY LIMITED SHARE CAPITAL

The following description of GI Cayman’s share capital is a summary. This summary is subject to the Cayman Island Companies Law and to the complete text of GI Cayman’s memorandum and articles of association (which will be adopted by GI Cayman substantially in the form attached as Annex B, prior to the Effective Time). We encourage you to read those laws and documents carefully. There are differences between GI Ireland’s memorandum and articles of association and GI Cayman’s memorandum and articles of association.

See “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects GI Cayman’s memorandum and articles of association substantially as those documents will be in effect upon consummation of the Transaction.

Capital Structure

Authorized Share Capital

The authorized share capital of GI Cayman is US$100,000 consisting of 600,000,000 A ordinary shares and 300,000,000 B ordinary shares of US$0.0001 each, and 100,000,000 preferred shares of US$0.0001 each.

Issued Share Capital

The issued share capital of GI Cayman is $[●], consisting of [●] A ordinary shares and [●] B ordinary shares of which [●] are held as treasury shares, with nominal value of US$0.0001 per share.

Pre-emption Rights, Share Warrants and Share Options

Under Cayman law, no statutory pre-emption rights apply.

Subject to the qualification that the directors may not issue or allot shares in excess of the authorized share capital, Cayman law does not restrict the ability of the Directors of GI Cayman to issue warrants or options in circumstances where they consider in good faith that the interests of the company are served thereby.

The GI Cayman articles of association provide that the Board of GI Cayman is authorized to grant, upon such term as the Board deems advisable, options to purchase (or commitments to issue at a future date) GI Cayman shares of any class or series, and to cause warrants or other appropriate instruments evidencing such options or commitments to be issued. No statutory pre-emption rights will apply to the issuance of warrants and options issued by GI Cayman.

GI Cayman will be subject to the rules of Nasdaq requiring shareholder approval of certain share issuances. The Cayman Islands Takeover Code will not apply to GI Cayman because the company is not admitted to listing in the Cayman Islands.

Dividends

Under Cayman law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of GI Cayman less accumulated realized losses of GI Cayman on a standalone basis, together with amounts standing to the credit of the company’s share premium account. The share premium account is an account maintained in the books and records of GI Cayman that records the excess of the consideration paid (or deemed to have been paid) upon the initial issuance of any share over the par value of that share. Distributions may not be made from the share premium account unless, immediately thereafter, the company is able to meet its obligations in the ordinary course as they fall due.

The determination as to whether or not GI Cayman has sufficient distributable reserves (including in respect of share premium) to fund a dividend is a determination to be made by the Board of GI Cayman by reference to the legal, financial and accounting information available to it. As a matter of Cayman law, GI Cayman is required to maintain accounts that give a “true and fair view” of the state of GI Cayman’s affairs and to explain its transactions. Cayman law does not require GI Cayman to file annual accounts in the Cayman Islands.

GI Cayman’s articles of association provide that dividends may be declared by the company in general meeting, but no dividends shall exceed the amount recommended by the Directors. However, the articles of association authorize the Board of Directors of GI Cayman to declare such interim dividends as appear justified from the profits of GI Cayman’s without the approval of the shareholders. The dividends can be declared and paid in the form of cash or non-cash assets, subject to applicable law. The Board of Directors of GI Cayman may deduct from any dividend or other moneys payable to any shareholder all sums of money, if any, due from the shareholder to GI Cayman in respect of shares of the company.

Subject to certain limited exceptions, no dividends may be paid on the GI Cayman ordinary shares unless all necessary provisions, where relevant, have been made for payment of any preference dividend in respect of any preference shares then in issue.

The Board of Directors of GI Cayman is also authorized to issue shares in the future with preferred rights to participate in dividends declared by GI Cayman. The holders of such preference shares may, depending on their terms, rank senior to the holders of the ordinary shares of GI Cayman with respect to dividends.

Share Repurchases, Redemptions and Conversions

Repurchases and Redemptions by GI Cayman

Under Cayman law, a company can issue redeemable shares and redeem or repurchase them out of distributable reserves (which are described above under “Dividends”), including share premium, or the proceeds of a new issue of shares made for that purpose. No shareholder approval will not be required to redeem redeemable GI Cayman ordinary shares.

GI Cayman’s articles of association allows for the conversion of any B ordinary share to an A ordinary share if (i) the holder of a B ordinary share (the Holder) wishes to effect such a conversion, or (ii) a person (the Transferee) agrees a transfer of the shares (the Affected Shares) with the Holder, whether or not for value. Conversion may be effected by means of redemption and issue of a new share. In that instance Affected Shares are converted to redeemable shares and redeemed by GI Cayman for their aggregate nominal value immediately before any anticipated conversion or transfer. The Affected Shares are either cancelled or held as treasury shares. GI Cayman then pays the redemption amount for the Affected Shares to a nominated third party. That third party holds the redemption sum on trust and applies it to pay for an issue of A ordinary share equal in number to the Affected Shares. There is one exception to conversions on transfer. Where the proposed transfer is to an existing holder of B ordinary share or an affiliate of an existing holder of B ordinary share, the B ordinary share concerned is redeemed and a new B ordinary share (rather than an A ordinary share) is issued to the Transferee.

GI Cayman may also be given authority to purchase its own shares, including on a recognized stock exchange such as Nasdaq or off-market purchases, in such manner as its shareholders may approve by ordinary resolution. The shareholders of GI Cayman have not to date approved any manner of repurchase.

The Board of GI Cayman has the authority to issue other preference or other classes or series of shares that may be redeemed at the option of either GI Cayman or the holder, depending on the terms of such shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on preference shares.

Repurchased and redeemed GI Cayman shares may be cancelled or held as treasury shares. Subject to the requirement that there be one share issued and outstanding that is not a treasury share, there is no restriction on the number of treasury shares that the company may hold. While GI Cayman holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares and no dividend or other payment can be paid to GI Cayman in respect of those shares. Treasury shares may be cancelled by GI Cayman or re-issued subject to certain conditions.

Under Cayman law, it is permissible for a subsidiary to purchase GI Cayman shares either on-market or off-market without restriction. Any such shares will not be regarded as treasury shares.

Existing Share Redemption Program

On November 12, 2015, GI Ireland entered into a redemption agreement with FPG International Holdings, L.P. and FPG International Holdings II, L.P. giving it the right, expiring December 31, 2019, to redeem 3,397,031 ordinary shares at a price of $23.00 per share, plus 0.25% of $23.00 for each month after November 12, 2015 that the shares are redeemed. In connection with the effectiveness of the scheme, the redemption agreement will be assumed by GI Cayman and the redemption right will apply to the new Cayman shares.

Bonus Shares

Under GI Cayman’s articles of association, subject to the Board of Directors’ authority to issue and allot shares, the Board may resolve to capitalize any amount standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution or credited to the profit and loss account, and use such amount for the issuance to shareholders of shares as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Consolidation and Division; Subdivision

Pursuant to the provisions of the GI Cayman articles of association, the company may by ordinary resolution: (a) consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares; (b) convert all or any of its paid up shares into stock and reconvert that stock into paid up shares of any denomination; (c) subdivide its existing shares, or any of them into shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in case of the share from which the reduced share is derived; and (d) cancel any shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

Reduction of Share Capital

Pursuant to the provisions of the GI Cayman articles of association, the company may by special resolution reduce its share capital and any capital redemption reserve in any manner authorised by the Cayman Islands Companies Law (including by application to court for a reduction of share capital); provided that GI Cayman shall not increase, reduce or alter its share capital, if such action, in the Board’s sole and absolute discretion, would cause a non-de minimis adverse tax, legal or regulatory consequence to the company, any of its subsidiaries or any direct or indirect shareholder or its affiliates.

Voting

At a general meeting, GI Cayman’s articles of association provide that votes will be taken on a poll and every shareholder shall have one vote for each A ordinary share and ten votes for each B ordinary that he or she holds as of the record date for the meeting. Holders of GI Cayman ordinary shares vote on all matters submitted to a vote of shareholders, except that if, and for so long as, the votes conferred by the GI Cayman Controlled

Shares of any 9.5% U.S. Shareholder (as defined in GI Cayman’s articles of association) constitute 9.5% or more of the votes conferred by the issued shares of the company, the voting rights with respect to the GI Cayman Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 9.5%, pursuant to a formula set forth in GI Cayman’s articles of association. The holder(s) of deferred shares are not entitled to a vote.

All votes at a general meeting will be decided by way of a poll. Voting rights on a poll may be exercised by shareholders registered in GI Cayman’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in accordance with GI Cayman’s articles of association. The articles of association of GI Cayman provide that the Board of Directors may permit the appointment of proxies by the shareholders to be notified to GI Cayman electronically.

In accordance with the articles of association of GI Cayman, the Board of Directors of GI Cayman may from time to time cause GI Cayman to issue preference or other classes or series of shares. These shares may have such voting rights, if any, as may be specified in the terms of such shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the shares).

Treasury shares do not entitle their holders to vote at general meetings of shareholders. Shares held by its subsidiaries in GI Cayman are not precluded by Cayman law from voting at general meetings of the company.

Except where a greater majority is required by Cayman law or GI Cayman’s articles of association, any question proposed for consideration at any quorate general meeting of GI Cayman or of any class of shareholders will be decided by an ordinary resolution passed by a simple majority of the votes cast by shareholders entitled to vote at such meeting. Cayman law requires “special resolutions” of the shareholders to approve certain matters.

Variation of Rights Attaching to a Class of Shares

Variation of any special rights attached to any class or series of issued shares of GI Cayman (including GI Cayman ordinary shares) must, in accordance with the articles of association of GI Cayman, be approved by (1) the consent of the holders of not less than 75% the shares of the class or series affected, passed by the affirmative vote of the holders of the shares of that class or series voted at a meeting of that class or series or (2) the written consent of 75% the shareholders of that class or series. In the case of a meeting to vary the rights of any class or series of shares, the GI Cayman articles of association provide that the necessary quorum is the presence, in person or by proxy, of at least one shareholder representing 1/3 in nominal value (or, at an adjourned meeting, at least one shareholder representing any amount of nominal value) of the relevant class.

Every shareholder of the affected class or series will have one vote for each share of such class or series that he or she holds as of the record date for the meeting except that if, and for so long as, the votes conferred by the GI Cayman Controlled Shares of any person constitute 9.5% or more of the votes conferred by the issued shares of the relevant class or series, the voting rights with respect to the GI Cayman Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 9.5%, pursuant to a formula set forth in GI Cayman’s articles of association.

Inspection of Books and Records

Cayman law does not confer upon shareholders specific rights to inspect the books and records of GI Cayman. Pursuant to the provisions of the Cayman Islands Companies Law, a shareholder may apply to the Grand Court of the Cayman Islands to appoint one or more competent inspectors to examine the affairs of the company and to report therein in such manner as the court may direct.

Acquisitions

There are a number of mechanisms for acquiring a Cayman Islands exempted company, including:

Scheme of Arrangement

A court-approved scheme of arrangement under the Cayman Islands Companies Law is an arrangement with one or more classes of shareholders that requires a court order from the Grand Court of the Cayman Island and the approval of: (1) more than 50% in number of the shareholders of each participating class or series voting on the scheme of arrangement, (2) representing 75% or more by value of the shares of such participating class or series held by the shareholders voting on the scheme of arrangement, in each case at the relevant meeting or meetings. A scheme of arrangement, if authorized by the shareholders of each participating class or series and the court, is binding on all of the shareholders of each participating class or series. Shares held by the acquiring party are effectively excluded from the tally of a vote on the scheme because such shares will be considered to belong to a separate class for the purposes of approving the scheme.

Tender Offer

Where the holders of 90% or more in value of a class of GI Cayman’s shares (excluding any shares already beneficially owned by the offeror) have within four months of the making of an offer accepted an offer for their shares in GI Cayman, the remaining shareholders in that class may be statutorily required to also transfer their shares by notice given at any time within two months of the expiry of the four month period, unless, within one month, the non-tendering shareholders can obtain a Cayman court order otherwise providing. If the offeror has acquired acceptances of 90% of all GI Cayman’s shares but does not exercise its “squeeze out” right, then the non-accepting shareholders have no statutory right to require the offeror to acquire their shares on the same terms as the original offer.

Merger

Pursuant to the provisions of the Cayman Islands Companies Law, GI Cayman may merge with another company (wherever incorporated, provided that such merger is not prohibited by the laws of the jurisdiction of incorporation of that company). A merger under Cayman law requires the consent of two-thirds of the votes cast at a quorate meeting of GI Cayman’s voting shareholders.

Asset Sale

Under Cayman law, Board of Directors’ approval, but not shareholder approval, is required for a sale, lease or exchange of all or substantially all of the assets of GI Cayman.

Appraisal Rights

Generally, under Cayman law, shareholders of a Cayman Islands exempted company do not have statutory appraisal rights; provided that in the event of a statutory merger under the Cayman Islands Companies Law a shareholder shall be entitled to receive the fair value of his shares upon dissenting from such merger. This right is generally only available in circumstances where the consideration under the terms of the merger is payable in cash.

A dissenting shareholder in a successful tender offer for a Cayman Islands exempted company may, by application to the Grand Court of the Cayman Islands, object to that company using the compulsory squeeze out provisions of the Cayman Islands Companies Law.

Disclosure of Interests in Shares

In addition, persons or groups (within the meaning of the Exchange Act) beneficially owning 5% or more of GI Cayman ordinary shares must comply with the reporting requirements under Regulation 13D-G of the Exchange Act.

Anti-Takeover Provisions

Shareholder Rights Plans and Share Issuances; Transfer Restriction

Cayman law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. Whilst there is no directly relevant case law on the validity of such plans under Cayman law, the decisions in comparable circumstances of the courts of England and Wales in particular are of persuasive authority in the Cayman Islands.

The Board of Directors of GI Cayman has the power to issue any authorized and unissued GI Cayman shares on such terms and conditions as it may determine to be in the best interest of GI Cayman. It is possible that the terms and conditions of any issue of shares could discourage a takeover or other transaction that holders of some or a majority of the GI Cayman ordinary shares might believe to be in their best interest or in which holders of GI Cayman ordinary shares might receive a premium for their shares over the then-market price of the shares.

The articles of association of GI Cayman provide that the Board of Directors of GI Cayman may decline to register a transfer of shares if it appears to the Board of Directors that the effect of such transfer would be to increase the number of the GI Cayman Controlled Shares (as defined in the articles of association of GI Cayman) of any person to 9.5% or more of any class of voting shares of the total issued shares or of the voting power of the company.

Cayman Takeover Code and Substantial Acquisition Rules

Because it is not listed on the Cayman Islands Stock Exchange, the Cayman Takeover Code and associated substantial acquisition rules do not apply to GI Cayman.

As a matter of general corporate law, the directors of a Cayman exempted company are required to act in good faith in what they reasonably consider to be in the best interests of the company. Any exercise by the Board of the authority conferred upon it by the GI Cayman articles of association will be subject to this fiduciary standard.

Corporate Governance

The directors of GI Cayman have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of GI Cayman (although directors who also serve as employees will have additional responsibilities and duties arising under their employment agreements and may be expected to have a more intimate understanding of the company’s day to day activities that would non-executive directors).

At common law, a director has a fiduciary duty to act in good faith in what the director considers to be the interests of the company, and of exercising due care and skill. In addition, directors are subject to statutory duties and duties under the GI Cayman articles of association to ensure the maintenance of proper books of account, maintaining certain registers and making certain filings as well as disclosure of personal interests.

Particular duties also apply to directors of insolvent companies (for example, the directors may be held to have breached his fiduciary duties where he is found to have conducted the business of GI Cayman while insolvent, without due regard to the interests of creditors).

Liquidation; Rights upon Liquidation

GI Cayman benefits from perpetual succession, meaning that it will continue its existence indefinitely unless wound by special resolution of the shareholders on a voluntary basis, or on application of a creditor to a court having jurisdiction.

The rights of the shareholders to a return of GI Cayman’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in GI Cayman’s articles of association or the terms of any shares issued by the Board of Directors of GI Cayman from time to time. The holders of preference shares, if any, in particular, may have the right to priority over ordinary or other shareholders in a dissolution or winding up of GI Cayman. If the articles of association and terms of issue of the shares of the company contain no specific provisions in respect of a dissolution or winding up then, subject to the shareholder priorities and the rights of any creditors, the assets will be distributed to shareholders in proportion to the capital at the commencement of the winding up paid-up, or credited as paid up, on the shares held. GI Cayman’s articles provide that the ordinary shareholders of GI Cayman are entitled to participate in a winding up, and the method by which the property will be divided shall be determined by the liquidator, subject to a special resolution by the shareholders, but such rights by ordinary shareholders to participate may be subject to the rights of any preference shareholders to participate under the terms of any series or class of preference shares.

No Share Certificates

It is not intended that GI Cayman will issue share certificates unless (i) certificates are required by law, any stock exchange, a recognized depository, any operator of any clearance or settlement system, or the terms of issue of any class or series of its shares, or (ii) a holder of GI Ireland shares in respect of which a certificate has been issued applies for share certificates evidencing ownership of GI Cayman shares received pursuant to the Transaction. See “Proposal Number One: The Scheme of Arrangement Proposal.”

Under the memorandum and articles of association of GI Cayman, holders of GI Cayman ordinary shares will have no right to certificates for their shares, except on request. Holders’ rights to request certificates for shares are subject to any resolution of the Board of Directors of GI Cayman determining otherwise.

Stock Exchange Listing

If the Transaction becomes effective, the Transaction will not affect our stock exchange listing of the A ordinary shares. We intend to make application for and expect that, immediately following the Effective Time, the GI Cayman A ordinary shares will be listed on Nasdaq under the symbol “GBLI”, the same symbol under which the GI Ireland A ordinary shares are currently listed. We do not currently intend to list the GI Ireland A ordinary shares on any stock exchange other than Nasdaq.

No Liability for Further Calls or Assessments

Pursuant to the provisions of the GI Cayman articles of association, all shares issued and allotted by the company shall be issued fully paid as to their nominal value, together with any premium determined by the Board at the time of issue and shall be non-assessable, meaning that no additional contributions are required to be made to GI Cayman in respect of the GI Cayman ordinary shares issued and allotted upon completion of the Transaction.

Transfer and Registration of Shares

GI Cayman’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in GI Cayman. A shareholder of GI Cayman who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for

DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who will also hold such shares beneficially through the same depository or other nominee will not be registered in GI Cayman’s official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer will be required under Cayman law in order to register on GI Cayman’s official share register any transfer of shares (1) from a person who holds such shares directly to any other person or (2) from a person who holds such shares beneficially to another person who also will hold such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also will be required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). No Cayman Islands stamp duty will be payable in respect of any transfer of shares in GI Cayman.

GI Cayman’s articles of association grant the Board of Directors of GI Cayman general discretion to decline to register an instrument of transfer without giving a reason, however, this general discretion expires after two months.

Among other things, the Board of Directors may decline to register a transfer of shares unless a registration statement under the Securities Act is in effect with respect to the transfer or the transfer is exempt from registration. Further, the articles of association of GI Cayman provide that the Board of Directors of GI Cayman must decline to register a transfer of shares if it appears to the Board of Directors that the effect of such transfer would mean that a U.S. Person owned Controlled Shares constituting 9.5% or more of the value of the company or the voting shares of the company.

COMPARISON OF RIGHTS OF SHAREHOLDERS AND POWERS OF THE BOARD OF DIRECTORS

Your rights as an ordinary shareholder of GI Ireland and the relative powers of GI Ireland’s Board are governed by Irish law and GI Ireland’s memorandum and articles of association. After the Transaction, you will be a GI Cayman ordinary shareholder, and your rights and the relative powers of GI Cayman’s Board of Directors will be governed by Cayman law and GI Cayman’s memorandum and articles of association.

Many of the principal attributes of the GI Cayman ordinary shares and the GI Ireland ordinary shares will be similar. However, there are differences between what your rights are under Irish law and what they will be after the Transaction under Cayman law. In addition, there are differences between GI Ireland’s memorandum and articles of association and GI Cayman’s memorandum and articles of association. However, there are no material differences between those documents, except:

(1)	for changes that are required by Cayman law (i.e., certain provisions of the GBLI articles of association will not be replicated in the GI Cayman articles of association, or will be addressed differently, because they reflect the relevant Cayman law and legal practices and procedures or Cayman law requires such provisions to be included in the articles of association of a Cayman exempted company);

(2)	for changes that provide for matters customarily addressed by the constitutional documents of Cayman companies listed on NASDAQ, but which were not permitted by Irish Law; and

(3)	for changes that are permitted by Cayman law which were not permitted by Irish law.

The following discussion is a summary of certain changes in your rights resulting from the Transaction. This summary does not cover all of the differences between Irish law and Cayman law affecting companies and their shareholders or all of the differences between GI Ireland’s memorandum and articles of association and GI Cayman’s memorandum and articles of association. This summary is subject to the Cayman Islands Companies Law (2013 Revision), as amended (the “Cayman Companies Law”) and the Irish Companies Act 2014 (the “Irish Companies Act”), and to the complete text of GI Ireland’s memorandum and articles of association and GI Cayman’s proposed new memorandum and articles of association. We encourage you to read those laws and documents carefully. For information as to how you can obtain GI Ireland’s memorandum and articles of association, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of GI Cayman below reflects GI Cayman’s memorandum and articles of association substantially as those documents will be in effect upon consummation of the Transaction.

Provision	GI Ireland	GI Cayman
Capital Structure Authorized Share Capital

The authorized share capital of GI Ireland is €40,000 divided into 40,000 deferred shares with a nominal value of €1 per share (the “deferred shares”) and US$100,000 consisting of 600,000,000 A ordinary shares and 300,000,000 B ordinary shares of US$ 0.0001 each (the “GI Ireland ordinary shares”), and 100,000,000 preferred shares of US$0.0001 each, (the “preferred shares”).

Except as otherwise specified below, references to voting by shareholders of GI Ireland contained in this “Comparison of Rights of Shareholders and Powers of the Board of Directors”

The authorized share capital of GI Cayman is US$100,000 consisting of 600,000,000 A ordinary shares and 300,000,000 B ordinary shares of US$ 0.0001 each (the “GI Cayman ordinary shares”), and 100,000,000 preferred shares of US$0.0001 each, (the “preferred shares”).

Except as otherwise specified below, references to voting by shareholders of GI Cayman contained in this “Comparison of Rights of Shareholders and Powers of the Board of Directors” are references to voting by holders of shares entitled to attend and vote generally at general meetings of the

Provision	GI Ireland	GI Cayman

are references to voting by holders of shares entitled to attend and vote generally at general meetings of the shareholders of GI Ireland. The only such shares of GI Ireland issued and outstanding are the GI Ireland ordinary shares.

GI Ireland has the authority, pursuant to its articles of association, to increase its authorized but unissued share capital by ordinary resolution by creating additional GI Ireland shares of any class or series. An “ordinary resolution” of GI Ireland requires more than 50% of the votes cast at a shareholders’ meeting by shareholders entitled to vote at that meeting.

As a matter of Irish law, the board of directors of a company may issue authorized but unissued new shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders by an ordinary resolution. Because of this requirement of Irish law, at the 2015 annual general meeting the shareholders approved an ordinary resolution to authorize the Board of GI Ireland to issue new shares up to an aggregate nominal amount of the authorized yet unissued share capital, and this authority expires 5 years from the 2015 annual general meeting.

GI Ireland’s articles of association authorize its Board, without shareholder approval, to determine the terms of the preferred shares issued by GI Ireland. The GI Ireland Board is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or shareholders of GI Cayman. The only such shares of GI Cayman issued and outstanding are the GI Cayman ordinary shares.

GI Cayman has the authority, pursuant to its articles of association, to increase its authorized but unissued share capital by ordinary resolution by creating additional GI Cayman shares of any class or series. An “ordinary resolution” of GI Cayman requires more than 50% of the votes cast at a quorate shareholders’ meeting by shareholders entitled to vote at that meeting.

As a matter of Cayman law, the board of directors of a company may issue authorized but unissued new shares without shareholder approval once authorized to do so by the articles of association of the company. There is no time limit to this authority.

GI Cayman’s articles of association authorize its Board of Directors, without shareholder approval, to determine the terms of the preferred shares issued by GI Cayman. The GI Cayman Board of Directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of ordinary shares or other classes or series of shares and to establish the characteristics of each such other class or series, including the number of shares and their preferred or deferred or other special rights and privileges or limitations, conditions and restrictions, whether in regard to dividends, voting, return of capital, conversion, redemption or otherwise.

Whilst Cayman law does recognize fractional shares, GI Cayman’s articles of association do not permit the

Provision	GI Ireland	GI Cayman

series of shares, to provide from time to time for the issuance of preferred shares and to establish the characteristics of each preferred class or series, including the number of shares and their preferred or deferred or other special rights and privileges or limitations, conditions and restrictions, whether in regard to dividends, voting, return of capital, conversion, redemption or otherwise.

Irish law does not recognize fractional shares held of record. Accordingly, GI Ireland’s articles of association do not provide for the issuance of fractional GI Ireland shares and the official register of GI Ireland does not reflect any fractional shares. Whenever as a result of an alteration or reorganization of the share capital of GI Ireland any shareholder would become entitled to fractions of a share, the Board may, on behalf of those shareholders, sell the shares representing the fractions and distribute the proceeds of sale among those shareholders. This ability of the Board of GI Ireland to dispose of fractional shares is required in order to comply with the Irish law prohibition on fractional shares held of record.

issuance of fractional GI Cayman shares and the register of members of GI Cayman will not reflect any fractional shares. Whenever as a result of an alteration or reorganization of the share capital of GI Cayman any shareholder would become entitled to fractions of a share, the Board of Directors may, on behalf of those shareholders, sell the shares representing the fractions and distribute the proceeds of sale among those shareholders. This ability of the Board of Directors of GI Cayman to dispose of fractional shares has been included in the articles of association of GI Cayman to ensure consistency with the provisions of the GI Ireland articles of association.

Issued Share Capital	The issued share capital of GI Ireland is $2,069, consisting of 16,552,126 A ordinary shares and 4,133,366 B ordinary shares of which 3,104,809 are held as treasury shares, with nominal value of US$0.0001 per share and €40,000, consisting 40,000 deferred ordinary shares, with nominal value of €1 per share.	Upon the Transaction becoming effective, the issued share capital of GI Cayman will be $[●], consisting of [●] A ordinary shares and [●] B ordinary shares of which [●] are held as treasury shares, with nominal value of US$0.0001 per share.

Reduction of Share Capital	GI Ireland may, by special resolution and subject to confirmation by the Irish High Court (or as otherwise provided for under the Irish Companies Act), reduce its issued share capital, any share premium account, any undenominated capital account or capital redemption reserve fund. A special resolution requires not less than	GI Cayman may, by special resolution and subject to confirmation by the Grand Court of the Cayman Islands, reduce its issued share capital in any way including by extinguishing any liability in respect of unpaid share capital, cancelling paid-up share capital (including any capital redemption reserve) or paying off paid-up share

Provision	GI Ireland	GI Cayman
	75% of the votes cast by GI Ireland shareholders at a meeting of shareholders.	capital. A special resolution requires not less than two thirds (2/3rds) of the votes cast by GI Cayman shareholders at a quorate meeting of shareholders.

Pre-emption Rights, Share Warrants and Share Options

Under Irish law, certain statutory pre-emption rights apply automatically in favor of GI Ireland ordinary shareholders when GI Ireland shares are issued for cash. However, GI Ireland has opted out of these pre-emption rights in its articles of association as permitted under Irish law.

Irish law requires this opt-out to be renewed at least every five years by a special resolution of the shareholders. This opt-out was last renewed at the 2015 annual general meeting and expires five years from the 2015 annual general meeting. If the opt-out expires and is not renewed, shares issued for cash must be offered to pre-existing ordinary shareholders of GI Ireland pro rata to their existing shareholding before the shares can be issued to any new shareholders or pre-existing shareholders in an amount greater than their pro rata entitlements. The statutory pre-emption rights:

•       do not apply where shares are issued for non-cash consideration;

•       do not apply to the issuance of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any dividend and capital distribution, which are sometimes referred to as non-participating shares); and

•       do not apply to the issuance of shares pursuant to certain employee compensation plans (but the GI Ireland Share Incentive Plan, which permits grants to non-employee directors, does not fit within this exception).

Under Cayman law, no statutory pre-emption rights apply.

Subject to the qualification that the directors may not issue or allot shares in excess of the authorized share capital, Cayman law does not restrict the ability of the Directors of GI Cayman to issue warrants or options in circumstances where they consider in good faith that the interests of the company are served thereby.

The articles of association of GI Cayman provide that the Board of GI Cayman is authorized to grant, upon such terms as the Board deems advisable, options to purchase (or commitments to issue at a future date) GI Cayman shares of any class or series, and to cause warrants or other appropriate instruments evidencing such options or commitments to be issued. No statutory pre-emption rights will apply to the issuance of warrants and options issued by GI Cayman.

GI Cayman is subject to the rules of the Nasdaq requiring shareholder approval of certain share issuances.

The Cayman Islands Takeover Code will not apply to GI Cayman because the company is not admitted to listing in the Cayman Islands.

Please see “Risk Factors.”

Provision	GI Ireland	GI Cayman

The Irish Companies Act provides that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders.

The articles of association of GI Ireland provide that the Board of GI Ireland is authorized to grant, upon such terms as the Board deems advisable, options to purchase (or commitments to issue at a future date) GI Ireland shares of any class or series, and to cause warrants or other appropriate instruments evidencing such options or commitments to be issued. The Board may issue shares upon the exercise of warrants or options without shareholder approval or authorization (up to the level authorized by shareholders by way of ordinary resolution).

GI Ireland is subject to the rules of Nasdaq requiring shareholder approval of certain share issuances. The Irish Takeover Rules may be applicable in certain circumstances and can impact on GI Ireland’s ability to issue shares. Please see “Risk Factors.”

Dividends and Distributions

Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of GI Ireland less accumulated realized losses of GI Ireland on a standalone basis. In addition, no dividend or distribution may be made unless the net assets of GI Ireland are not less than the aggregate of GI Ireland’s share capital plus undistributable reserves and the distribution does not reduce GI Ireland’s net assets below such aggregate amount.

Undistributable reserves include the share premium account, the capital redemption reserve fund and the

Under Cayman law, dividends and distributions may only be made from distributable reserves or from amounts standing to the credit of the company’s share premium account. Distributable reserves, broadly, means the accumulated realized profits of GI Cayman less accumulated realized losses of GI Cayman on a standalone basis, together with any reserve established by the revaluation of the companies assets and (subject to certain considerations as to solvency) any amounts standing to the credit of the company’s share premium account. The share premium account is an account maintained in the books and records of GI Cayman that records the excess of the consideration paid (or

Provision	GI Ireland	GI Cayman

amount by which GI Ireland’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed GI Ireland’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not GI Ireland has sufficient distributable reserves to fund a dividend must be made by reference to “relevant entity financial statements” of GI Ireland. The “relevant entity financial statements” are either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Act, which give a “true and fair view” of GI Ireland’s unconsolidated financial position in accordance with accepted accounting practice. These “relevant entity financial statements” must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

GI Ireland’s articles of association provide that dividends may be declared by the company in general meeting, but no dividends shall exceed the amount recommended by the Directors. However, the articles of association authorize the Board of GI Ireland to declare such interim dividends as appear justified from the profits of GI Ireland without the approval of the shareholders. The dividends can be declared and paid in the form of cash or non-cash assets, subject to applicable law. The Board of GI Ireland may deduct from any dividend or other moneys payable to any shareholder all sums of money, if any, due from the shareholder to GI Ireland in respect of shares of the company.

The Board of GI Ireland is also authorized to issue shares in the future with preferred rights to participate in dividends declared by GI Ireland. The deemed to have been paid) upon the initial issuance of any share over the par value of that share. Distributions may not be made from the share premium account unless, immediately thereafter, the Company is able to meet its obligations in the ordinary course as they fall due.

The determination as to whether or not GI Cayman has sufficient distributable reserves (including in respect of share premium) to fund a dividend is a determination to be made by the Board of GI Cayman by reference to the legal, financial and accounting information available to it. As a matter of Cayman law, GI Cayman is required to maintain accounts that give a “true and fair view” of the state of GI Cayman’s affairs and to explain its transactions. Cayman law does not require GI Cayman to file annual accounts in the Cayman Islands.

GI Cayman’s articles of association provide that dividends may be declared by the company in general meeting, but no dividends shall exceed the amount recommended by the Directors. However, the articles of association authorize the Board of Directors of GI Cayman to declare such interim dividends as appear justified from the profits of GI Cayman’s without the approval of the shareholders. The dividends can be declared and paid in the form of cash or non-cash assets, subject to applicable law. The Board of Directors of GI Cayman may deduct from any dividend or other moneys payable to any shareholder all sums of money, if any, due from the shareholder to GI Cayman in respect of shares of the company.

The Board of Directors of GI Cayman is also authorized to issue shares in the future with preferred rights to participate in dividends declared by GI Cayman. The holders of such preference shares may, depending on

Provision	GI Ireland	GI Cayman
	holders of such preference shares may, depending on their terms, rank senior to the holders of the ordinary shares of GI Ireland with respect to dividends.	their terms, rank senior to the holders of the ordinary shares of GI Cayman with respect to dividends.

Share Repurchases, Redemptions and Conversions

Under Irish law and subject to certain restrictions, a company can issue redeemable shares and redeem or repurchase them out of distributable reserves (which are described above under “—Dividends and Distributions”) or the proceeds of a new issue of shares made for that purpose. Under Irish Companies Act, no share may be redeemed by GI Ireland where as a result of such redemption, the nominal value of GI Ireland’s issued share capital which is not redeemable would be less than 10% of nominal value of total issued share capital of GI Ireland. Redeemable shares, may, upon redemption, be cancelled or held in treasury. Subject to certain limitations imposed by Irish law, shareholder approval will not be required to redeem GI Ireland shares.

Article 3(h) of GI Ireland’s articles of association provides that any ordinary share of GI Ireland shall be deemed to be a redeemable share at the time of the existence or creation of an agreement, transaction or trade pursuant to which GI Ireland acquires or will acquire its ordinary shares or an interest in its ordinary shares from a person.

GI Ireland’s articles of association allows for the conversion of any B ordinary share to an A ordinary share if (i) the holder of a B ordinary share (the “Holder”) wishes to effect such a conversion, or (ii) a person (the “Transferee”) agrees a transfer of the shares (the “Affected Shares”) with the Holder, whether or not for value. Conversion is effected by means of redemption and issue of a new share. The Affected Shares are converted to redeemable shares and redeemed by GI

Under Cayman law, a company can issue redeemable shares and redeem or repurchase them out of distributable reserves (which are described above under “—Dividends and Distributions”), including share premium, or the proceeds of a new issue of shares made for that purpose. No shareholder approval will not be required to redeem redeemable GI Cayman shares.

Each GI Cayman B ordinary share shall be convertible, at the option of the holder thereof, at any time into such number of fully paid and non-assessable GI Cayman A ordinary shares at the then-applicable Conversion Ratio. The ratio at which A ordinary shares shall be issuable upon conversion of the B ordinary shares shall initially be 1:1, and shall be subject to adjustment for any subdivision or concentration of GI Cayman A ordinary shares, or any capital reorganization, re-designation, conversion, reclassification or otherwise affecting the number or composition of the GI Cayman A ordinary shares, in each case where the GI Cayman B ordinary shares have not been proportionately affected thereby.

The Board of GI Cayman has the authority to issue other preference or other classes or series of shares that may be redeemed at the option of either GI Cayman or the holder, depending on the terms of such shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on preference shares.

Repurchased and redeemed GI Cayman shares may be cancelled or held as treasury shares. Subject to the requirement that there be one share

Provision	GI Ireland	GI Cayman

Ireland for their aggregate nominal value immediately before any anticipated conversion or transfer. The Affected Shares are either cancelled or held as treasury shares. GI Ireland then pays the redemption amount for the Affected Shares to a nominated third party. That third party holds the redemption sum on trust and applies it to pay for an issue of A ordinary share equal in number to the Affected Shares. There is one exception to conversions on transfer. Where the proposed transfer is to an existing holder of B ordinary share or an affiliate of an existing holder of B ordinary share, the B ordinary share concerned is redeemed and a new B ordinary share (rather than an A ordinary share) is issued to the Transferee.

As provided in GI Ireland’s articles of association, GI Ireland may, subject to the relevant provisions of Irish company law, redeem the ordinary shares upon approval by the board of directors of, and an ordinary resolution of the shareholders adopting, any agreement entered into by GI Ireland relating to a business combination transaction. GI Ireland’s articles of association provide that “business combination transaction” means any transaction following which any person (other than the Fox Paine Entities) would have a majority of the votes represented by issued and outstanding shares and entitled to be cast at any annual general meeting of GI Ireland

At the 2015 annual general meeting the shareholders approved an ordinary resolution to give GI Ireland and/or any subsidiary of GI Ireland the general authority on such terms and conditions and in such manner as the Board may determine from time to time, to expire on the date that is 18 months from the date of the passing of the resolution, to purchase up to an amount not exceeding 50% of its own issued and outstanding that is not a treasury share, there is no restriction on the number of treasury shares that the company may hold. While GI Cayman holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares and no dividend or other payment can be paid to GI Cayman in respect of those shares. Treasury shares may be cancelled by GI Cayman or re-issued subject to certain conditions.

Purchases by Subsidiaries of GI Cayman

Under Cayman law, it is permissible for a subsidiary to purchase GI Cayman shares either on-market or off-market without restriction. Any such shares will not be regarded as treasury shares.

Provision	GI Ireland	GI Cayman

A ordinary shares as overseas market purchases on a recognized stock exchange such as Nasdaq.

The Board of GI Ireland have the authority to issue other preference or other classes or series of shares that may be redeemed at the option of either GI Ireland or the holder, depending on the terms of such shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on preference shares.

Repurchased and redeemed GI Ireland shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by GI Ireland at any time must not exceed 10% of the nominal value of the company’s total issued share capital. While GI Ireland holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares and no dividend or other payment can be paid to GI Ireland in respect of those shares. Treasury shares may be cancelled by GI Ireland or re-issued subject to certain conditions.

Purchases by Subsidiaries of GI Ireland

Under Irish law, it may be permissible for a subsidiary to purchase GI Ireland shares either on-market or off-market. In order for a subsidiary of GI Ireland to make an on-market purchase of GI Ireland’s shares, such shares must be purchased on a market recognized for the purposes of the Irish Companies Act such as Nasdaq on which the GI Ireland A ordinary shares are listed.

A general authority of the shareholders of GI Ireland is required to allow a subsidiary of GI Ireland to make on- market purchases of GI Ireland shares; however, as long as this general authority has been granted, no specific shareholder authority is required for a

Provision	GI Ireland	GI Cayman

particular on-market purchase. This general authority must expire no later than five years after the date it was granted. At the 2015 annual general meeting the shareholders approved an ordinary resolution granting said authority in respect of A ordinary shares within certain maximum and minimum price ranges. This general authority will expire 18 months from the date of the 2015 annual general meeting.

For an off-market purchase of GI Ireland shares, the proposed purchase contract must be authorized by special resolution of the shareholders of GI Ireland before the contract is entered into. The person whose shares are to be purchased cannot vote in favor of the special resolution and, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of GI Ireland from the date of the notice of the meeting at which the resolution approving the contract is to be proposed.

The number of GI Ireland shares held by its subsidiaries at any time will count as treasury shares for the purposes of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of GI Ireland set by the Irish Companies Act. While a subsidiary holds GI Ireland shares, it cannot exercise any voting rights in respect of those shares. The acquisition of GI Ireland shares by a subsidiary must be funded out of distributable reserves of the subsidiary.

Bonus Shares	Under GI Ireland’s articles of association, subject to the Board’s authority to issue and allot shares, the Board may resolve to capitalize an amount standing to the credit of reserves (including the share premium account and the capital redemption reserve fund) or credited to the profit	Under GI Cayman’s articles of association, subject to the Board of Directors’ authority to issue and allot shares, the Board may resolve to capitalize any amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account),

Provision	GI Ireland	GI Cayman
	and loss account, whether or not available for distribution, and use such amount for the issuance to shareholders of shares.	whether or not available for distribution or credited to the profit and loss account, and use such amount for the issuance to shareholders of shares as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Shareholder Approval of Business Combinations

There are a number of mechanisms for acquiring an Irish public limited company, including:

•       a court-approved scheme of arrangement under the Irish Companies Act. A scheme of arrangement with one or more classes of shareholders requires a court order from the Irish High Court and the approval of: (1) more than 50% in number of the shareholders of each participating class or series voting on the scheme of arrangement, (2) representing 75% or more by value of the shares of such participating class or series held by the shareholders voting on the scheme of arrangement, in each case at the relevant meeting or meetings. A scheme of arrangement, if authorized by the shareholders of each participating class or series and the court, is binding on all of the shareholders of each participating class or series. Shares held by the acquiring party are effectively excluded from the tally of a vote on the scheme because such shares will be considered to belong to a separate class for the purposes of approving the scheme;

•       through a tender offer by a third party. Where the holders of 80% or more in value of a class of GI Ireland’s shares (excluding any shares already beneficially owned by the offeror) have accepted an offer for their shares in GI Ireland, the remaining shareholders in that

There are a number of mechanisms for acquiring a Cayman Islands exempted company, including:

•       a court-approved scheme of arrangement under the Cayman Companies Law. A scheme of arrangement with one or more classes of shareholders requires a court order from the Grand Court of the Cayman Island and the approval of: (1) more than 50% in number of the shareholders of each participating class or series voting on the scheme of arrangement, (2) representing 75% or more by value of the shares of such participating class or series held by the shareholders voting on the scheme of arrangement, in each case at the relevant meeting or meetings. A scheme of arrangement, if authorized by the shareholders of each participating class or series and the court, is binding on all of the shareholders of each participating class or series. Shares held by the acquiring party are effectively excluded from the tally of a vote on the scheme because such shares will be considered to belong to a separate class for the purposes of approving the scheme;

•       through a tender offer by a third party. Where the holders of 90% or more in value of a class of GI Cayman’s shares (excluding any shares already beneficially owned by the offeror) have within four months of the making of an offer accepted an offer for their shares

Provision	GI Ireland	GI Cayman

class may be statutorily required to also transfer their shares, unless, within one month, the non-tendering shareholders can obtain an Irish court order otherwise providing. If the offeror has acquired acceptances of 80% of all GI Ireland’s shares but does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the offeror to acquire their shares on the same terms as the original offer, or such other terms as the offeror and the non-tendering shareholders may agree or on such terms as an Irish court, on application of the offeror or non-tendering shareholder, may order. If GI Ireland shares were listed on the Irish Stock Exchange or another regulated stock exchange in the EU, this 80% threshold would be increased to 90% in value and voting rights of those shares;

•       by way of a merger under the Irish Companies Act with another company to which the provisions of that Act apply; and

•       by way of a merger with a company incorporated in the EEA under the EC (Cross-Border Mergers) Regulations 2008, which implement the EU Cross Border Merger Directive 2005/56 in Ireland. Such a merger must be approved by a special resolution. Shareholders also may be entitled to have their shares acquired for cash.

Under Irish law, Board approval, but not shareholder approval, is required for a sale, lease or exchange of all or substantially all of the assets of GI Ireland, except that such a transaction between GI Ireland and a director of GI Ireland or a person connected to such a director may require shareholder approval.

in GI Cayman, the remaining shareholders in that class may be statutorily required to also transfer their shares by notice given at any time within two months of the expiry of the four month period, unless, within one month, the non-tendering shareholders can obtain a Cayman court order otherwise providing. If the offeror has acquired acceptances of 90% of all GI Cayman’s shares but does not exercise its “squeeze out” right, then the non-accepting shareholders have no statutory right to require the offeror to acquire their shares on the same terms as the original offer;

•       by way of a merger with another company (wherever incorporated, provided that such merger is not prohibited by the laws of the jurisdiction of incorporation of that company) pursuant to the Cayman Companies Law. A merger under Cayman law requires the consent of two-thirds of the votes cast at a quorate meeting of GI Cayman’s voting shareholders; and

Under Cayman law, Board of Directors’ approval, but not shareholder approval, is required for a sale, lease or exchange of all or substantially all of the assets of GI Cayman.

Provision	GI Ireland	GI Cayman
Disclosure of Interests in Shares

Under the Irish Companies Act, a shareholder of GI Ireland must notify GI Ireland if, as a result of a transaction, (1) the shareholder will be interested in 3% or more of the GI Ireland shares that carry voting rights or (2) the shareholder will cease to be interested in 3% or more of the GI Ireland shares that carry voting rights. In addition, where a shareholder is interested in 3% or more of the relevant GI Ireland shares, the shareholder must notify GI Ireland of any alteration of its interest that brings its total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of the relevant class of share capital.

Where the percentage level of the shareholder’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. All such disclosures must be notified to GI Ireland within 5 business days of the event that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above, no right or interest of any kind whatsoever in respect of any shares in GI Ireland concerned, held by such person, will be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the Irish High Court to have the rights attaching to its shares reinstated.

GI Ireland’s articles of association also give authority to the board of directors to request from any direct or indirect holder of shares, such information as is required to determine whether that shareholder may be a U.S. person and control 9.5% or more of the voting

The Cayman Companies Law does not require a shareholder separately to notify the company of its interest in GI Cayman.

Subject to compliance with applicable anti-money laundering legislation, Cayman law does not permit the Board of GI Cayman to require that any shareholder give further information in respect of its past or present interests in GI Cayman shares.

Persons or groups (within the meaning of the Exchange Act) beneficially owning 5% or more of GI Cayman’s ordinary shares must comply with the reporting requirements under Regulation 13D-G of the Exchange Act.

Provision	GI Ireland	GI Cayman

power of GI Ireland. GI Ireland has the power under it articles to adjust the voting power of all shares to the extent necessary so that there is no 9.5% U.S. shareholder, except that, such adjustment shall not apply to the Fox Paine entities or any one person or group, as that term is used in Section 13(d) of the Exchange Act, referred to as a “13D Group,” which beneficially owns greater than 75% of the voting power or value of the issued shares of GI Ireland or any 13D Group in which a Fox Paine entity participates.

Further under GI Ireland’s articles of association any direct or indirect holder of shares that has actual knowledge that it is the owner of 9.5% or more of the voting power of all issued and outstanding shares of GI Ireland shall give notice to GI Ireland within ten days of acquiring that knowledge.

In addition to the above disclosure requirement, GI Ireland, under the Irish Companies Act, may by notice in writing require a person whom GI Ireland knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been interested in shares comprised in GI Ireland’s relevant share capital to: (i) indicate whether or not it is the case; and (ii) where such person holds or has during that time held an interest in shares, to give such further information as may be required by GI Ireland including particulars of such person’s own past or present interests in shares within such three year period. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.

Where such a notice is served by GI Ireland on a person who is or was interested in GI Ireland shares and that

Provision	GI Ireland	GI Cayman

person fails to give GI Ireland any information required within the reasonable time specified, GI Ireland may apply to court for an order directing that the affected shares be subject to certain restrictions. Under the Irish Companies Act, the restrictions that may be placed on the shares by the court are as follows:

(1)    any transfer of those shares, or, in the case of unissued shares, any transfer of the right to be issued with shares and any issue of such shares, shall be void;

(2)    no voting rights shall be exercisable in respect of those shares;

(3)    no further shares shall be issued in respect of those shares or in pursuance of any offer made to the holder of those shares; and

(4)    no payment shall be made of any sums due from GI Ireland on those shares, whether in respect of capital or otherwise.

Where shares in GI Ireland are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

In addition, persons or groups (within the meaning of the Exchange Act) beneficially owning 5% or more of GI Ireland’s ordinary shares must comply with the reporting requirements under Regulation 13D-G of the Exchange Act.

Appraisal Rights	Generally, under Irish law, shareholders of an Irish company do not have statutory appraisal rights. Under the European Communities (Cross-Border Mergers) Regulations 2008 governing the merger of an Irish public limited company such as GI Ireland and a company incorporated in the European Economic Area (the European Economic Area includes all member states of the European Union	Generally, under Cayman law, shareholders of a Cayman Islands exempted company do not have statutory appraisal rights; provided that in the event of a statutory merger under the Cayman Companies Law a shareholder shall be entitled to receive the fair value of his shares upon dissenting from such merger. This right is generally only available in circumstances where the consideration

Provision	GI Ireland	GI Cayman

and Norway, Iceland and Liechtenstein), where the other company is the surviving entity, a shareholder (i) who voted against the special resolution approving the merger or (ii) of a company in which 90% of the shares are held by the other party to the merger, has the right to request that the company acquire its shares for cash at a price determined in accordance with the share exchange ratio set out in the merger agreement.

Under the Irish Companies Act, which governs the merger of Irish companies limited by shares, a shareholder of either of the merging companies who voted against the special resolution approving the merger, or any shareholder, other than the successor company, where the successor company held 90% or more of the voting shares in the transferor company, may, not later than 15 days after the shareholder meeting of the relevant merging company at which the merger was approved, request in writing that the successor company acquire his, her or its shares for cash.

A dissenting shareholder in a successful tender offer for an Irish company may, by application to the Irish High Court, object to that company using the compulsory squeeze out provisions of the Irish Companies Act. Please see “Shareholder Approval of Business Combinations” above for additional information on squeeze out.

under the terms of the merger is payable in cash.

A dissenting shareholder in a successful tender offer for a Cayman Islands exempted company may, by application to the Grand Court of the Cayman Islands, object to that company using the compulsory squeeze out provisions of the Cayman Companies Law.

Anti-Takeover Measures Shareholder Rights Plans and Share Issuances; Transfer Restriction

Irish law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law.

Subject to the Irish Takeover Rules described below, the Board of GI Ireland has the power to issue any authorized and unissued GI Ireland

Cayman law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. Whilst there is no directly relevant case law on the validity of such plans under Cayman law, the decisions in comparable circumstances of the courts of England and Wales in particular are of persuasive authority in the Cayman Islands.

Provision	GI Ireland	GI Cayman

shares on such terms and conditions as it may determine to be in the best interest of GI Ireland. It is possible that the terms and conditions of any issue of shares could discourage a takeover or other transaction that holders of some or a majority of the GI Ireland ordinary shares might believe to be in their best interest or in which holders of GI Ireland ordinary shares might receive a premium for their shares over the then-market price of the shares.

The articles of association of GI Ireland provide that the Board of GI Ireland may decline to register a transfer of shares if it appears to the Board that any non-de minimis adverse tax, regulatory or legal consequences to GI Ireland would result from such transfer.

Irish Takeover Rules and Substantial Acquisition Rules

A tender offer by which a third party makes an offer generally to shareholders or a class of shareholders to acquire shares of any class conferring voting rights of GI Ireland will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel (as well as being governed by the Exchange Act and the regulations of the SEC thereunder). The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below. Takeovers by means of a scheme of arrangement are also generally subject to these regulations.

General Principles

The Irish Takeover Rules are based on the following General Principles that will apply to any transaction regulated by the Irish Takeover Panel:

•       in the event of an offer, all classes of shareholders of the target company should be afforded

The Board of Directors of GI Cayman has the power to issue any authorized and unissued GI Cayman shares on such terms and conditions as it may determine to be in the best interest of GI Cayman. It is possible that the terms and conditions of any issue of shares could discourage a takeover or other transaction that holders of some or a majority of the GI Cayman ordinary shares might believe to be in their best interest or in which holders of GI Cayman ordinary shares might receive a premium for their shares over the then-market price of the shares.

The articles of association of GI Cayman provide that the Board of Directors of GI Cayman may decline to register a transfer of shares if it appears to the Board of Directors that the effect of such transfer would be to increase the number of the GI Cayman Controlled Shares (as defined in the articles of association of GI Cayman) of any person to 9.5% or more of any class of voting shares of the total issued shares or of the voting power of the company.

Cayman Takeover Code and Substantial Acquisition Rules

Because it is not listed on the Cayman Islands Stock Exchange, the Cayman Takeover Code and associated substantial acquisition rules do not apply to GI Cayman.

As a matter of general corporate law, the directors of a Cayman exempted company are required to act in good faith in what they reasonably consider to be in the best interests of the company. Any exercise by the Board of the authority conferred upon it by the GI Cayman articles of association will be subject to this fiduciary standard.

Provision	GI Ireland	GI Cayman

equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•       the holders of securities in the target company must have sufficient time and information to allow them to make an informed decision regarding the offer. If the board of directors of the target company advises the holders of the securities with respect to the offer, it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•       the board of a target company must act in the interests of the company as a whole and must not deny the holders of securities the opportunity to decide on the merits of the offer;

•       false markets must not be created in the securities of the target company or any other company concerned by the offer in such a way that the rise or fall of the prices of the securities becomes artificial and the normal functioning of the markets is distorted;

•       an offeror can only announce an offer after ensuring that it can fulfill in full any cash consideration offered, and after taking all reasonable measures to secure the implementation of any other type of consideration;

•       a target company may not be hindered in the conduct of its affairs for longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer

Provision	GI Ireland	GI Cayman

is hostile and the board of the target company must divert its attention to resist the offer; and

•       a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Offer

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties (which generally mean persons acting in concert with the acquirer) to shares carrying 30% or more of the voting rights in GI Ireland, the acquirer and, depending on the circumstances, its concert parties would be mandatorily required (except with the consent of the Irish Takeover Panel) to make a cash tender offer for the remaining outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in GI Ireland if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a 12 month period.

Voluntary Offer; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is a tender offer that is not a mandatory offer. If an offeror or any of its concert parties acquire GI Ireland shares of the same class as the shares that are the subject of the

Provision	GI Ireland	GI Cayman

voluntary offer within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for GI Ireland shares of that class by the offeror or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Panel, having regard to the General Principles, believes it is appropriate to do so.

If the offeror or any of its concert parties has acquired GI Ireland shares of the same class as the shares that are the subject of the voluntary offer (1) during the period of 12 months prior to the commencement of the offer period which represent 10% or more of the nominal value of the issued shares of that class or (2) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per share shall be not less than the highest price paid by the offeror or its concert parties for shares (of that class) during, in the case of (1), the period of 12 months prior to the commencement of the offer period and, in the case of (2), the offer period. The Irish Takeover Panel may apply this rule to an offeror who, together with its concert parties, has acquired less than 10% of the nominal value of the issued shares of the class of shares that is the subject of the offer in the 12 month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

Similar rules of the Irish Takeover Panel will apply where, as part of a voluntary offer, GI Ireland shares have been acquired in exchange for other shares or securities. If the offeror or any of its concert parties has acquired, in exchange for other shares or securities, GI Ireland shares of the

Provision	GI Ireland	GI Cayman
same class as the shares that are the subject of the voluntary offer (1) during the period of 3 months prior to the commencement of the offer period (which may be extended to 12 months if the Irish Takeover Panel, having regard to the General Principles, considers it just and proper to do so) which represent 10% or more of the nominal value of the issued shares of that class or (2) at any time after the commencement of the offer period, the offer or any alternative offer shall (without prejudice and in addition to any obligation under the Irish Takeover Rules to make a cash offer, as set out above) be made in exchange for securities of the same issuer (“exchange securities”) and of the same class as the securities (the “consideration securities”) delivered by the offeror or any of its concert parties (which may include new or existing securities in the offeror or any other person) in exchange for the securities of the offeree acquired by the offeror or that person and such exchange securities shall be offered on the basis of a ratio of exchange securities to securities of the offeree that is equal to the highest ratio of the consideration securities delivered by the offeror or any person acting in concert with it in exchange for securities of the offeree in any acquisition made by the offeror (or any concert party) during, in the case of (1) the period of three months prior to the commencement of the offer period (as may be extended at the discretion of the Irish Takeover Panel, as outlined above) and, in the case of (2) the offer period. The Irish Takeover Panel may apply this rule to an offeror who, together with its concert parties, has acquired in exchange for securities less than 10% of the nominal value of the issued shares of the class of shares that is the subject of the offer in the 3 month period prior to the commencement of the offer period if the Irish Takeover Panel, having regard

Provision	GI Ireland	GI Cayman

to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of GI Ireland. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of GI Ireland is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of GI Ireland and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of certain other acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

Under the Irish Takeover Rules, the Board of GI Ireland is not permitted to take any action that might frustrate an offer for GI Ireland shares during the course of an offer or at any earlier time at which the Board has reason to believe an offer is or may be imminent, except as noted below. Potentially frustrating actions such as (1) the issue of shares, options or convertible securities, (2) material acquisitions or disposals, (3) entering into contracts other than in the ordinary course of business, or (4) any action, other than seeking alternative offers, which may

Provision	GI Ireland	GI Cayman

result in frustration of an offer, are prohibited during the course of an offer or at any time during which the Board has reason to believe an offer is or may be imminent. Exceptions to this prohibition are available where:

(a)    the action is approved by GI Ireland’s shareholders at a general meeting; or

(b)    with the consent of the Irish Takeover Panel, where:

(i)     the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

(ii)    the holders of at least 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii)  the action is in accordance with a contract entered into prior to the announcement of the offer (or the time at which the Board has reason to believe that an offer may be imminent); or

(iv)   the decision to take such action was made before the announcement of the offer (or the time at which the Board has reason to believe that an offer is or may be imminent) and either has been at least partially implemented or is in the ordinary course of business.

Voting of Subsidiaries’ Shares	GI Ireland’s articles of association provide that, if GI Ireland is required or entitled to vote at a general meeting of any direct subsidiary of GI Ireland that is organized under the laws of a jurisdiction outside the United States of America, the directors will refer the subject matter of the vote to the shareholders of GI Ireland at a general	GI Cayman’s articles of association provide that, if GI Cayman is required or entitled to vote at a general meeting of any direct subsidiary of GI Cayman that is organized under the laws of a jurisdiction outside the United States of America, the directors will refer the subject matter of the vote to the shareholders of GI Cayman at a

Provision	GI Ireland	GI Cayman

meeting (subject to certain exceptions) and seek authority from the shareholders for GI Ireland’s corporate representative or proxy to vote in favor of the resolution proposed by the subsidiary, unless the subsidiary is or has elected to be disregarded from its owner for United States federal income tax purposes and does not own, directly or indirectly, any subsidiary organized under the laws of a jurisdiction outside the United States of America that is treated as a corporation for United States federal income tax purposes (each such non-United States subsidiary that is not disregarded, or that is disregarded but owns, directly or indirectly, a non-United States subsidiary that is treated as a corporation for such purposes, a “Non-U.S. Regarded Subsidiary”). The Board shall cause GI Ireland’s corporate representative or proxy to vote GI Ireland’s shares in the Non-U.S. Regarded Subsidiary pro rata to the votes received at the general meeting of GI Ireland, with votes for or against the directing resolution being taken, respectively, as an instruction for GI Ireland’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Non-U.S. Regarded Subsidiary, provided, however, that the foregoing shall not apply to any subject matter regarding a U.S. indirect subsidiary of GI Ireland that is required to be voted on by a Non-U.S. Regarded Subsidiary of the company as the shareholder of such U.S. subsidiary, and shall apply to a vote of GI Ireland as shareholder of a disregarded subsidiary that directly or indirectly owns non-United States subsidiaries treated as corporations for United States federal income tax purposes only if the subject matter of such vote pertains to such non-United States subsidiaries treated corporations. Notwithstanding, the Board in their general meeting (subject to certain exceptions) and seek authority from the shareholders for GI Cayman to vote in favor of the resolution proposed by the subsidiary, unless the subsidiary is or has elected to be disregarded from its owner for United States federal income tax purposes and does not own, directly or indirectly, any subsidiary organized under the laws of a jurisdiction outside the United States of America that is treated as a corporation for United States federal income tax purposes. The board of directors shall cause GI Cayman’s corporate representative or proxy to vote GI Cayman’s shares in the Non-U.S. Regarded Subsidiary pro rata to the votes received at the general meeting of GI Cayman, with votes for or against the directing resolution being taken, respectively, as an instruction for GI Cayman to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Non-U S. Regarded Subsidiary, provided, however, that the foregoing shall not apply to any subject matter regarding a U.S. indirect subsidiary of GI Cayman that is required to be voted on by a Non-U.S. Regarded Subsidiary of the company as the shareholder of such U.S. subsidiary, and shall apply to a vote of GI Cayman as shareholder of a disregarded subsidiary that directly or indirectly owns non-United States subsidiaries treated as corporations for United States federal income tax purposes only if the subject matter of such vote pertains to such non-United States subsidiaries treated corporations. Notwithstanding, the board of directors in their sole and absolute discretion will require that the bylaws or articles of association, or similar organizational documents, of each Non-U.S. Regarded Subsidiary, whether currently in existence or subsequently organized, will contain provisions substantially similar to the one in GI Cayman’s articles of association. GI

Provision	GI Ireland	GI Cayman
	sole and absolute discretion will require that the bylaws or articles of association, or similar organizational documents, of each Non-U.S. Regarded Subsidiary, whether currently in existence or subsequently organized, will contain provisions substantially similar to the one in GI Ireland’s articles of association. GI Ireland will enter into agreements with each such Non-U.S. Regarded Subsidiary, as reasonably necessary, to effectuate or implement the provision.	Cayman will enter into agreements with each such Non-U.S. Regarded Subsidiary, as reasonably necessary, to effectuate or implement the provision.

Election of Directors

GI Ireland’s articles of association provide that the Board may from time to time fix the maximum and minimum number of directors to be appointed, in the absence of which it will be seven. The shareholders of GI Ireland may from time to time increase or reduce the maximum or minimum number of directors by special resolution (but under Irish law, the minimum number of directors must not be less than two).

Directors are elected or appointed at the annual general meeting or at any extraordinary general meeting called for that purpose. Each director is elected by the affirmative vote of a majority of the votes cast with respect to such director. Any nominee for director who does not receive a majority of the votes cast is not elected to the board of directors. However, because Irish law requires a minimum of two directors at all times, in the event that an election results in no director being elected, each of the two nominees receiving the greatest number of votes in favor of his or her election shall hold office until such time as additional directors have been appointed to replace them. In the event that an election results in only one director being elected, that director shall be elected and shall serve for a one year term, and the nominee receiving the next greatest number of votes in favor of their election shall

GI Cayman’s articles of association provide that the minimum number of directors to be appointed to the Board shall be one and the maximum number shall be unlimited, unless otherwise determined by the Board in its discretion.

At every annual general meeting of GI Cayman, all of the directors shall retire from office unless re-elected by ordinary resolution at the annual general meeting. A director retiring at a meeting shall retain office until the close or adjournment of the meeting.

Every director nominated for re-election by the Board shall be eligible to stand for re-election at an annual general meeting.

Subject to any maximum prescribed by the GI Cayman articles of association, if at any annual general meeting of the Company, the number of directors is reduced below the minimum prescribed by the articles of association due to the failure of any directors to be re-elected, then in those circumstances, the two directors or nominees who receive the highest number of votes in favour of election shall be elected and shall remain directors until such time as additional directors have been appointed to replace them as directors.

Provision	GI Ireland	GI Cayman

hold office until one or more directors have been appointed to replace that director.

The holder of a majority of the voting rights attaching to the GI Ireland ordinary shares is, as a practical matter, entitled to control the election of all directors.

Under GI Ireland’s articles of association, certain Fox Paine affiliates will be permitted to appoint by written notice to the board a certain number of directors, dependent on their percentage ownership of voting shares.

The shareholders may, by ordinary resolution, appoint any person as a director either to fill a casual vacancy or as an additional director, subject to the maximum number of directors fixed in accordance with the articles of association.

GI Cayman may, by ordinary resolution, remove any director before the expiration of his period of office notwithstanding anything in the GI Cayman articles of association or in any agreement between GI Cayman and such director. Such removal shall be without prejudice to any claim such director may have for damages for breach of any contract of service between him and GI Cayman.

Subject to any maximum prescribed by the GI Cayman articles of association, GI Cayman may, by ordinary resolution, appoint any person to be a director, either to fill a casual vacancy or as an additional director. A director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such director shall vacate office at the conclusion thereof.

Fox Paine (as defined in the GI Cayman articles of association) has the right, under GI Cayman’s articles of association, to appoint a number of directors equal to the pro rata percentage of its voting shares. Fox Paine may in turn remove any such director by delivery of a written notice to GI Cayman at its registered office.

Appointment of Directors by the Board	Under GI Ireland’s articles of association, the Board of GI Ireland has the authority to appoint directors to GI Ireland’s Board, either to fill a vacancy or as an additional director subject to the maximum number of directors fixed in accordance with the articles of association. Under GI Ireland’s articles of association, if the Board fills a vacancy, the Director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such Director

Under GI Cayman’s articles of association, subject to any maximum prescribed by the GI Cayman articles of association, the Directors may appoint a person who is willing to act to be a director, either to fill a casual vacancy or as an additional director.

The Board of Directors of GI Cayman may fill a vacancy by an affirmative vote of a majority of the directors constituting a quorum. Under GI Cayman’s articles of association, if the Board fills a vacancy, the director so

Provision	GI Ireland	GI Cayman

shall vacate office at the conclusion thereof.

A vacancy on the Board of GI Ireland created by the removal of a director may be filled by an ordinary resolution of the shareholders at the meeting at which such director is removed and, in the absence of such election or appointment, the remaining directors may fill the vacancy.

The shareholders may, by ordinary resolution, appoint any person as a director either to fill a casual vacancy or as an additional director, subject to the maximum number of directors in the articles of association.

appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such director shall vacate office at the conclusion thereof.

Removal of Directors

The Irish Companies Act provides that, notwithstanding anything contained in the articles of association of a company or in any agreement between that company and a director, the shareholders may by an ordinary resolution remove a director from office before the expiration of his or her term, provided that notice of any such resolution be given to the shareholders not less than 28 days before the meeting at which the director is to be removed, and the director will be entitled to be heard at such meeting. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) that the director may have against GI Ireland in respect of his or her removal. The GI Ireland articles of association include a provision reflecting the requirements of Irish law.

Certain Fox Paine affiliates shall be able to remove by written notice any directors which they have appointed under GI Ireland’s articles of association.

The Cayman Companies Law does not provide shareholders with additional authority to appoint or remove directors, which authority will be limited as prescribed by GI Cayman’s articles of association.

Board and Committee Composition; Management	The articles of association of GI Ireland allocate authority over the management of GI Ireland to the Board	The articles of association of GI Cayman allocate authority over the management of GI Cayman to the

Provision	GI Ireland	GI Cayman

of GI Ireland. The Board may then delegate management of GI Ireland to committees of the Board or such other persons as it thinks fit. Regardless of any delegation, the Board of Directors of GI Ireland will remain responsible, as a matter of Irish law, for the proper management of the affairs of GI Ireland. The GI Ireland Board may create new committees or change the responsibilities of existing committees from time to time.

GI Ireland currently has the following committees:

•    Investment Committee

•    Nominating Committee

•    Executive Committee

•    Compensation & Benefits Committee

•    Audit Committee

•    Enterprise Risk Management Committee

•    Governance Committee

Board of Directors of GI Cayman. The Board of Directors may then delegate management of GI Cayman to committees of the Board of Directors or such other persons as it thinks fit. Regardless of any delegation, the Board of Directors of GI Cayman will remain responsible, as a matter of Cayman law, for the proper management of the affairs of GI Cayman. The GI Cayman Board of Directors may create new committees or change the responsibilities of existing committees from time to time.

Duties of the Board of Directors

The directors of GI Ireland have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of GI Ireland (although directors who also serve as employees will have additional responsibilities and duties arising under their employment agreements and will be expected to exercise a greater degree of skill and diligence than non-executive directors).

The principal statutory duties include fiduciary duties of acting in good faith in what the director considers to be the interests of the company, acting honestly and responsibly in relation to the conduct of the affairs of the company, and exercising due care and skill, in addition to other statutory duties of ensuring the maintenance of

The directors of GI Cayman have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of GI Cayman (although directors who also serve as employees will have additional responsibilities and duties arising under their employment agreements and may be expected to have a more intimate understanding of the company’s day to day activities that would non-executive directors).

At common law, a director has a fiduciary duty to act in good faith in what the director considers to be the interests of the company, and of exercising due care and skill. In addition, directors are subject to statutory duties and duties under the GI Cayman articles of association to

Provision	GI Ireland	GI Cayman

proper books of account, having annual accounts prepared, having an annual audit performed, maintaining certain registers and making certain filings as well as disclosure of personal interests.

Particular duties also apply to directors of insolvent companies (for example, the directors could be liable for sanctions where they are deemed by the court to have carried on the business of GI Ireland while insolvent, without due regard to the interests of creditors). For public limited companies like GI Ireland, directors are under a specific duty to ensure that the corporate secretary is a person with the requisite knowledge and experience to discharge the role.

ensure the maintenance of proper books of account, maintaining certain registers and making certain filings as well as disclosure of personal interests.

Particular duties also apply to directors of insolvent companies (for example, the directors may be held to have breached his fiduciary duties where he is found to have conducted the business of GI Cayman while insolvent, without due regard to the interests of creditors).

Indemnification of Directors and Officers; Insurance	To the fullest extent permitted by Irish law, GI Ireland’s articles of association confer an indemnity on its directors and officers. However, this indemnity is limited by the Irish Companies Act, which only permits a company to enter into an agreement to pay the costs or discharge the liability of a director or corporate secretary where judgment is given in favor of the director or corporate secretary in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or corporate secretary acted honestly and reasonably and ought fairly to be excused. Any obligation of an Irish company which purports to indemnify its director or corporate secretary over and above the limitations imposed by the Irish Companies Act will be void under Irish law, whether contained in its articles of association or any contract between the company and the director or corporate secretary. This restriction does not apply to executives who are not directors or the corporate secretary, or other persons who would be considered “officers” within the meaning of that term under the Irish Companies Act, of GI Ireland.

To the fullest extent permitted by Cayman law, GI Cayman’s articles of association confer an indemnity on its directors, officers, employees and agents. The Cayman Companies Law does not restrict the authority of a Cayman exempted company to indemnify its directors, officers, employees or agents.

GI Cayman’s articles of association also contain expense advancement provisions for indemnified persons.

GI Cayman is permitted under its articles of association and the Cayman Companies Law to take out directors’ and officers’ liability insurance, as well as other types of insurance, for its directors, officers, employees and agents.

GI Cayman is permitted under its articles of association to enter into one or more agreements with any person that provide for indemnification greater or different than that provided in the articles of association.

Provision	GI Ireland	GI Cayman

GI Ireland’s articles of association also contain indemnification and expense advancement provisions for persons who are not directors or the corporate secretary of GI Ireland.

GI Ireland is permitted under its articles of association and the Irish Companies Act to take out directors’ and officers’ liability insurance, as well as other types of insurance, for its directors, officers, employees and agents.

In addition, a non-Irish subsidiary of GI Ireland has also entered into indemnification agreements with certain directors and officers of GI Ireland which provides broader indemnity protection (subject to Irish laws to the extent applicable).

Limitation on Director Liability

Under Irish law, GI Ireland may not exempt its directors or corporate secretary from liability for negligence or a breach of duty or a breach of trust.

Where a breach of duty has been established, directors or the corporate secretary may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Cayman law does not specifically restrict a company from exempting its directors or officers from liability for negligence or a breach of duty or a breach of trust.

Conflicts of Interest

As a matter of Irish law, a director is under a general fiduciary duty to avoid conflicts of interest. Under Irish law, directors who have a personal interest in a contract or proposed contract with the applicable Irish company are required to declare the nature of their interest at a meeting of the board of directors of the applicable Irish company. An Irish company is required to maintain a register of declared interests, which must be available for shareholder inspection.

As a matter of Cayman law, a director is under a general fiduciary duty to avoid conflicts of interest. The GI Cayman articles of association provide that:

(1)    a director may be a director of or otherwise interested in a company relating to GI Cayman and will not be accountable to GI Cayman for any remuneration or other benefits received as a result, unless GI Cayman otherwise directs;

Provision	GI Ireland	GI Cayman

GI Ireland’s articles of association and Irish statutory law, as applicable, provide that a director who is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with GI Ireland and has complied with his or her disclosure obligations under the Irish Companies Act shall be entitled to vote in respect of any contract, transaction or arrangement in which he or she is so interested, and if he or she shall do so his or her vote shall be counted, and he or she shall be taken into account in ascertaining whether a quorum is present.

Under GI Ireland’s articles of association, a director of GI Ireland may be a director of, other officer of, or otherwise interested in, any company in which GI Ireland is interested in conjunction with his office of director for such period and on such terms and conditions as the directors of GI Ireland may determine, and such director will not be accountable to GI Ireland for any remuneration received from such employment or other interest.

GI Ireland’s articles of association further provides that (i) no director will be prevented from contracting with GI Ireland because of his or her position as a director and (ii) no director will be liable to account to GI Ireland for any profits realized by virtue of any contract between such director and GI Ireland because the director holds such office or because of the fiduciary relationship established thereby.

(2)    a director or a director’s firm may act for GI Cayman in a professional capacity other than as auditor; and

(3)    a director may hold an office or place of profit in GI Cayman and will not be disqualified from contracting with GI Cayman. If a director has a personal interest in an actual or proposed contract with GI Cayman, the director must declare the nature of his or her interest at a meeting of the Board of Directors of GI Cayman, and GI Cayman is required to maintain a register of such declared interests that must be available for inspection by the shareholders. Such a director may vote on any resolution of the Board of Directors in respect of such a contract, and such a contract will not be voidable solely as a result.

Shareholders’ Suits	In Ireland, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of GI Ireland. The central question at issue in deciding whether a	Under Cayman law, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of GI Cayman.

Provision	GI Ireland	GI Cayman

minority shareholder may be permitted to bring a derivative action is whether, unless the action is brought, a wrong committed against GI Ireland would otherwise go unredressed. The cause of action may be against the director, another person or both.

A shareholder may also be permitted to bring proceedings against GI Ireland in his or her own name where the shareholder’s rights as such have been infringed or where the affairs of GI Ireland are being conducted, or the powers of the Board of GI Ireland are being exercised, in a manner oppressive to any shareholder or shareholders or in disregard of their interests as shareholders. Oppression connotes conduct that is burdensome, harsh or wrong. This is an Irish statutory remedy and the court can grant any order it sees fit, including providing for the purchase or transfer of the shares of any shareholder.

A shareholder may petition the High Court of Ireland to wind up the affairs of the company on the basis that it is just and equitable to do so.

Generally speaking, it is possible for minority shareholders to sue on behalf of the company where some reason can be shown that, unless they are permitted to do so, the interests of justice will be defeated.

A shareholder may also be permitted to bring proceedings against GI Cayman in his or her own name where the shareholder’s rights as such have been infringed or where the affairs of GI Cayman are being conducted, or the powers of the Board of Directors of GI Cayman are being exercised, in a manner that is contrary to the GI Cayman articles of association.

A shareholder may petition the Grand Court of the Cayman Islands to wind up the affairs of the company on the basis that it is just and equitable to do so. Upon the hearing of such a petition, the court may make any order that it considers fit in all of the circumstances including providing for the purchase or transfer of the shares of any shareholder.

Shareholder Consent to Action without Meeting	GI Ireland’s articles of association provide that anything which may be done by resolution of GI Ireland at a general meeting may be done by resolution in writing, but only if it is signed by or on behalf of all of the shareholders who would be entitled to attend the relevant meeting and vote on the relevant resolution.	GI Cayman’s articles of association provide that anything which may be done by resolution of GI Cayman at a general meeting may be done by resolution in writing, but only if it is signed by or on behalf of all of the shareholders who would be entitled to attend the relevant meeting and vote on the relevant resolution.

Annual Meetings of Shareholders	GI Ireland was required under Irish law to hold an annual general meeting within 18 months of incorporation and is required to hold each annual general meeting at intervals of no more than 15 months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting, no more than nine months after GI Ireland’s fiscal year-	Generally Cayman law does not prescribe that GI Cayman hold an annual general meeting. However the GI Cayman articles of association require that an annual general meeting be held at intervals of no more than 15 months. Any annual general meeting may be held in or outside the Cayman Islands. Notice of a general meeting must be given to all shareholders. The

Provision	GI Ireland	GI Cayman

end. Any annual general meeting may be held outside of Ireland. Unless all of the shareholders have consented to the meeting being held outside of Ireland, the company must make all necessary arrangements to ensure that members can participate by technological means in the meeting without leaving Ireland. Notice of a general meeting must be given to all shareholders, each director and the auditors of GI Ireland. Irish law requires at least 21 days’ notice in writing for an annual general meeting. GI Ireland’s articles of association provide a minimum notice period of 21 Clear Days for an annual general meeting, being , that period excluding the day when the notice is given or deemed to be given and the day on which it is to take effect.

The only matters which must, as a matter of Irish law, be transacted at an annual general meeting are the presentation of the annual profit and loss account, balance sheet and reports of the directors and auditors, the appointment or reappointment of auditors, the review by the shareholders of GI Ireland’s affairs and, unless the articles of association provide otherwise, the fixing of the auditor’s remuneration (or delegation of same) and the declaration of a dividend. If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office, subject to certain limited exceptions. The GI Ireland articles of association provide that, at each annual general meeting, all directors shall retire from office unless re-elected by ordinary resolution.

Directors are generally elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting and serve for one year terms. Any nominee for director who does not receive a majority of the votes

GI Cayman articles of association at least 21 days’ notice in writing for an annual general meeting. GI Cayman’s articles of association provide a minimum notice period of 21 Clear Days for an annual general meeting, being that period excluding the day when the notice is given or deemed to be given and the day on which it is to take effect.

Cayman law does not prescribe the matters that are to be transacted at an annual general meeting. However, it is intended that the usual practice will involve the presentation of the annual profit and loss account, balance sheet and reports of the directors and auditors, the appointment or reappointment of auditors, the review by the shareholders of GI Cayman’s affairs, the fixing of the auditor’s remuneration (or delegation of same) and the declaration of any dividend.

The GI Cayman articles of association do not provide that, at each annual general meeting, all directors shall retire from office.

Provision	GI Ireland	GI Cayman

cast is not elected to the board of directors. However, because Irish law requires a minimum of two directors at all times, in the event that an election results in no director being elected, each of the two nominees receiving the greatest number of votes in favor of his or her election shall hold office until his or her successor shall be elected. In the event that an election results in only one director being elected, that director shall be elected and shall serve for a one year term, and the nominee receiving the next greatest number of votes in favor of their election shall hold office until his or her successor shall be elected.

Business may be brought before a GI Ireland meeting if directed by a court of competent jurisdiction.

Extraordinary Meetings of Shareholders

Extraordinary general meetings of GI Ireland may be convened (1) by the Board of GI Ireland, (2) on requisition of the shareholders holding the number of shares of GI Ireland prescribed by the Irish Companies Act (currently 10% of the paid up share capital of the company carrying voting rights), (3) by shareholders holding the number of shares of GI Ireland prescribed by the Irish Companies Act (currently 50% of the paid up share capital of the company carrying voting rights), (4) in certain circumstances, on requisition of GI Ireland’s auditors, or (5) in exceptional cases, by court order.

Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of GI Ireland as may be required from time to time. The business to be conducted at any extraordinary general meeting must be set forth in the notice of the meeting. At least 21 Clear Days’ notice of an extraordinary general meeting must be given to shareholders, each director and the auditors of GI Ireland.

Extraordinary general meetings of GI Cayman may be convened (1) by the Board of Directors of GI Cayman, (2) on requisition of the shareholders holding the number of 10% of the paid up share capital of the company carrying voting rights as prescribed by the GI Cayman articles of association. Under Cayman law, unlike Irish law, general meetings may not be convened by court order.

In accordance with the GI Cayman articles of association, upon receipt of this requisition notice specifying the objects of the meeting and signed by the requisitionists, the Board of GI Cayman has 21 days to convene the extraordinary general meeting of GI Cayman’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within 90 days of receipt of the requisition notice.

Provision	GI Ireland	GI Cayman

In the case of an extraordinary general meeting requisitioned by shareholders of GI Ireland, the proposed purpose of the meeting must be set out in the requisition notice of the meeting. The requisition notice can propose any business to be considered at the meeting. Under Irish law, upon receipt of this requisition notice, the Board of GI Ireland has 21 days to convene the extraordinary general meeting of GI Ireland’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of receipt of the requisition notice. If the Board does not proceed to convene the meeting within such 21- day period, the requisitioning shareholders, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice by the Board.

If the Board of GI Ireland becomes aware that the net assets of GI Ireland are half or less of the amount of GI Ireland’s called-up share capital, the Board of GI Ireland must, not later than 28 days from the date that it learns of this fact, convene an extraordinary general meeting of GI Ireland’s shareholders to be held not later than 56 days from such date. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Record Dates for Shareholder Meetings	GI Ireland’s articles of association provide that the Board of GI Ireland may set the record date for purposes of determining which shareholders are entitled to notice of or to vote at a general meeting. For the purposes of determining the date, the Board of Directors of GI Ireland may provide that the register be closed for transfers	GI Cayman’s articles of association provide that the Board of Directors of GI Cayman may set the record date for purposes of determining which shareholders are entitled to notice of or to vote at a general meeting. If no record date is fixed by the Board of Directors of GI Cayman, the record date will be the tenth day following the

Provision	GI Ireland	GI Cayman

	for a maximum of 30 days per year. If no record date is fixed by the Board of GI Ireland, the record date will be the tenth day following the date on which the notice of the meeting is mailed.	date on which the notice of the meeting is mailed.

Director Nominations; Proposals of Shareholders	Under Irish law, there is no general right for a shareholder to put items on the agenda of an annual general meeting other than as set out in the articles of association of a company.	Under Cayman law, there is no general right for a shareholder to put items on the agenda of an annual general meeting other than as set out in the articles of association of a company.

Adjournment of Shareholder Meetings	GI Ireland’s articles provide that the chairman of the meeting may with the consent (and shall upon the direction) of the majority of the shareholders, adjourn a general meeting from time to time and from place to place. No business may be transacted at any adjourned meeting other than business that might have been transacted at the meeting originally called. When a meeting is adjourned for 14 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.	GI Cayman’s articles provide that the chairman of the meeting may with the consent (and shall upon the direction) of the shareholders, adjourn a meeting, whether or not a quorum is present. No business may be transacted at any adjourned meeting other than business that might have been transacted at the meeting originally called. When a meeting is adjourned for 14 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

Voting

At a general meeting, GI Ireland’s articles of association provide that votes will be taken on a poll and every shareholder shall have one vote for each Class A ordinary share and ten votes for each Class B ordinary that he or she holds as of the record date for the meeting.

However, pursuant to a mechanism specified in GI Ireland’s articles of association, the voting rights exercisable by a shareholder may be limited. Pursuant to GI Ireland’s articles of association, in any situation in which the “Controlled Shares” (as defined in GI Ireland’s articles of association) of a U.S. Person would constitute 9.5% or more of the votes conferred by the issued shares, the voting rights exercisable by a shareholder with respect to such shares will be limited so that the Controlled Shares of such U.S. Person, other than

At a general meeting, GI Cayman’s articles of association provide that votes will be taken on a poll and every shareholder shall have one vote for each Class A ordinary share and ten votes for each Class B ordinary that he or she holds as of the record date for the meeting. Holders of GI Cayman ordinary shares vote on all matters submitted to a vote of shareholders, except that if, and for so long as, the votes conferred by the GI Cayman Controlled Shares of any 9.5% U.S. Shareholder (as defined in GI Cayman’s articles of association) constitute 9.5% or more of the votes conferred by the issued shares of the company, the voting rights with respect to the GI Cayman Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 9.5%, pursuant to a formula set forth in GI Cayman’s articles of association.

Provision	GI Ireland	GI Cayman

“Fox Paine” (as defined in GI Ireland’s articles of association) or a member of a “13D Group” (as defined in GI Ireland’s articles of association) of which Fox Paine is a member, constitute less than 9.5% of the voting power conferred by our common share. The votes that could be cast by a shareholder but for these restrictions will be allocated to the other shareholders pro rata based on the voting power held by such shareholders, provided that no allocation of any such voting rights may cause a U.S. Person to exceed the 9.5% limitation as a result of such allocation.

In addition, shares shall not carry any right to vote to the extent that the Board determines, in its sole and absolute discretion, that it is necessary that such shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to GI Ireland, any subsidiary of the GI Ireland, or any other direct or indirect holder of shares or its Affiliates (as defined in GI Ireland’s articles of association; provided that no adjustment pursuant to this sentence shall cause any person to become a 9.5% U.S. Shareholder.

All votes at a general meeting will be decided by way of a poll.

Voting rights on a poll may be exercised by shareholders registered in GI Ireland’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in accordance with GI Ireland’s articles of association. The articles of association of GI Ireland provide that the Board of Directors may permit the appointment of proxies by the shareholders to be notified to GI Ireland electronically.

The holder(s) of deferred shares are not entitled to a vote.

All votes at a general meeting will be decided by way of a poll. Voting rights on a poll may be exercised by shareholders registered in GI Cayman’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in accordance with GI Cayman’s articles of association. The articles of association of GI Cayman provide that the Board of Directors may permit the appointment of proxies by the shareholders to be notified to GI Cayman electronically.

In accordance with the articles of association of GI Cayman, the Board of Directors of GI Cayman may from time to time cause GI Cayman to issue preference or other classes or series of shares. These shares may have such voting rights, if any, as may be specified in the terms of such shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the shares).

Treasury shares do not entitle their holders to vote at general meetings of shareholders. Shares held by its subsidiaries in GI Cayman are not precluded by Cayman law from voting at general meetings of the company.

Except where a greater majority is required by Cayman law or GI Cayman’s articles of association, any question proposed for consideration at any quorate general meeting of GI Cayman or of any class of shareholders will be decided by an ordinary resolution passed by a simple majority of the votes cast by shareholders entitled to vote at such meeting.

Provision	GI Ireland	GI Cayman

In accordance with the articles of association of GI Ireland, the Board of GI Ireland may from time to time cause GI Ireland to issue preference or other classes or series of shares. These shares may have such voting rights, if any, as may be specified in the terms of such shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the shares).

Treasury shares and shares of GI Ireland held by subsidiaries of GI Ireland do not entitle their holders to vote at general meetings of shareholders.

The holder(s) of euro deferred ordinary shares are not entitled to a vote.

Except where a greater majority is required by Irish law or GI Ireland’s articles of association, any question proposed for consideration at any general meeting of GI Ireland or of any class of shareholders will be decided by an ordinary resolution passed by a simple majority of the votes cast by shareholders entitled to vote at such meeting. Irish law requires “special resolutions” of the shareholders at a general meeting to approve certain matters.

In the case of an equality of votes at a general meeting, the chairman of the meeting shall be entitled to a second or casting vote.

Cayman law requires “special resolutions” of the shareholders to approve certain matters.

In the case of an equality of votes, the chairman of the meeting shall be entitled to a second or casting vote.

Supermajority Voting	At least three-quarters of the votes cast by shareholders represented in person or by proxy at a duly convened meeting is required to approve a special resolution.	At least two-thirds of the votes cast by shareholders represented in person or by proxy at a duly convened meeting is required to approve a special resolution.

Provision	GI Ireland	GI Cayman

Examples of matters requiring special resolutions include:

•       Amending the objects of GI Ireland set forth in its memorandum of association;

•       Amending the articles of association of GI Ireland;

•       Approving a change of name of GI Ireland;

•       Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person of a director (which generally includes a family member or business partner of the director and any entity controlled by the director);

•       Opting out of pre-emption rights on the issuance of new shares;

•       Re-registration of GI Ireland from a public limited company to a private company;

•       Purchase of GI Ireland’s own shares off-market;

•       Reduction of issued share capital;

•       Resolving that GI Ireland be wound up by the Irish courts;

•       Resolving in favor of a shareholders’ voluntary winding-up;

•       Re-designation of shares into different share classes;

•       Setting the re-issue price of treasury shares; and

•       Mergers with companies incorporated in the EEA.

Examples of matters requiring special resolutions include:

•       Amending the objects of GI Cayman set forth in its memorandum of association;

•       Amending the articles of association of GI Cayman;

•       Approving a change of name of GI Cayman;

•       Reduction of issued share capital;

•       Resolving in favor of a shareholders’ voluntary winding-up; and

•       Mergers under the Cayman Islands Companies Law.

Variation of Rights Attaching to a Class or Series of Shares	Variation of any special rights attached to any class or series of issued shares of GI Ireland (including GI Ireland ordinary shares) must, in accordance with the articles of association of GI Ireland, be approved by (1) a special resolution of the shareholders of the	Variation of any special rights attached to any class or series of issued shares of GI Cayman (including GI Cayman ordinary shares) must, in accordance with the articles of association of GI Cayman, be approved by (1) the consent of the holders of not less than

Provision	GI Ireland	GI Cayman

class or series affected, passed by the affirmative vote of the holders of the shares of that class or series voted at a meeting of that class or series or (2) the written consent of 75% of the shareholders of that class or series. In the case of a meeting to vary the rights of any class or series of shares, GI Ireland’s articles of association provides that the necessary quorum is the presence, in person or by proxy, of at least one person holding or representing at least one-third of the voting power of the issued shares of the relevant class.

75% the shares of the class or series affected, passed by the affirmative vote of the holders of the shares of that class or series voted at a meeting of that class or series or (2) the written consent of 75% the shareholders of that class or series. In the case of a meeting to vary the rights of any class or series of shares, the GI Cayman articles of association provide that the necessary quorum is the presence, in person or by proxy, of at least one shareholder representing 1/3 in nominal value (or, at an adjourned meeting, at least one shareholder representing any amount of nominal value) of the relevant class.

Every shareholder of the affected class or series will have one vote for each share of such class or series that he or she holds as of the record date for the meeting except that if, and for so long as, the votes conferred by the GI Cayman Controlled Shares of any person constitute 9.5% or more of the votes conferred by the issued shares of the relevant class or series, the voting rights with respect to the GI Cayman Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 9.5%, pursuant to a formula set forth in GI Cayman’s articles of association.

Amendment of Governing Documents	Under Irish law, GI Ireland may alter its memorandum and articles of association by passing of a special resolution of its shareholders to effect such amendment.	Under Cayman law, GI Cayman may alter its memorandum and articles of association by passing of a special resolution of its shareholders to effect such amendment.

Quorum Requirements	Under the articles of association of GI Ireland, the presence, in person or by proxy, of at least one of more shareholders constituting the holders of at least 50% of the voting power of the issued shares of GI Ireland that carry the right to vote at the meeting constitutes a quorum for the conduct of any business at a general meeting.	Under the articles of association of GI Cayman, the presence, in person or by proxy, of at least one of more shareholders constituting the holders of at least 50% of the voting power of the issued shares of GI Cayman that carry the right to vote at the meeting constitutes a quorum for the conduct of any business at a general meeting.

Provision	GI Ireland	GI Cayman

	In the case of a meeting to vary the rights of any class or series of shares, discussed above under “—Variation of Rights Attaching to a Class or Series of Shares,” Irish law provides that the necessary quorum is the presence, in person or by proxy, of at least one person holding or representing at least one-third of the voting power of the issued shares of that class.	In the case of a meeting to vary the rights of any class or series of shares, discussed above under “—Variation of Rights Attaching to a Class or Series of Shares,” the Cayman Newco articles of association law provide that the necessary quorum is the presence, in person or by proxy, of at least one shareholder representing 1/3 in nominal value (or, at an adjourned meeting, at least one shareholder representing any amount of nominal value) of the relevant class.

Inspection of Books and Records	Holders of shares carrying voting rights have certain rights under Irish law to inspect books and records, including the rights to: (1) receive a copy of the memorandum and articles of association of GI Ireland and any act of the Irish Parliament which alters the memorandum of association of GI Ireland; (2) inspect and obtain copies of the minutes of general meetings of shareholders (including resolutions adopted at such meetings); (3) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by GI Ireland; (4) receive copies of the most recent balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (5) receive balance sheets of any subsidiary company of GI Ireland which have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. The auditors of GI Ireland also have the right to inspect all books and records of GI Ireland. The auditors’ report must be circulated to the shareholders with GI Ireland’s Financial Statements at least 21 days before the annual general meeting, and such report must be read to the shareholders at GI Ireland’s annual general meeting. The “Financial Statements” referenced above mean GI	Cayman law does not confer upon shareholders specific rights to inspect the books and records of GI Cayman. Pursuant to the provisions of the Cayman Companies Law, a shareholder may apply to the Grand Court of the Cayman Islands to appoint one or more competent inspectors to examine the affairs of the company and to report therein in such manner as the court may direct.

Provision	GI Ireland	GI Cayman

Ireland’s balance sheet, profit and loss account and, so far as they are not incorporated in the balance sheet or profit and loss account, any group accounts and the directors’ report, together with any other document required by law to be annexed to the balance sheet.

Transfer and Registration of Shares

GI Ireland’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in GI Ireland. A shareholder of GI Ireland who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who will also hold such shares beneficially through the same depository or other nominee will not be registered in GI Ireland’s official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer will be required under Irish law in order to register on GI Ireland’s official share register any transfer of shares (1) from a person who holds such shares directly to any other person or (2) from a person who holds such shares beneficially to another person who also will hold such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also will be required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on GI Ireland’s official Irish share register. However, a shareholder who

GI Cayman’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in GI Cayman. A shareholder of GI Cayman who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who will also hold such shares beneficially through the same depository or other nominee will not be registered in GI Cayman’s official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer will be required under Cayman law in order to register on GI Cayman’s official share register any transfer of shares (1) from a person who holds such shares directly to any other person or (2) from a person who holds such shares beneficially to another person who also will hold such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also will be required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). No Cayman Islands stamp duty will be payable in respect of any transfer of shares in GI Cayman.

Provision	GI Ireland	GI Cayman

directly holds shares may transfer those shares into his or her own broker account (or vice versa) without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer or the transfer is not made in contemplation of a sale of the shares.

Any transfer of GI Ireland ordinary shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is duly stamped and provided to its transfer agent. GI Ireland does not intend to pay any stamp duty on behalf of any purchaser of shares in its capital. GI Ireland’s articles of association grant the Board of GI Ireland general discretion to decline to register an instrument of transfer without giving a reason, however, this general discretion expires after two months.

Among other things, the Board may also decline to approve or to register a transfer of shares unless a registration statement under the Securities Act is in effect with respect to the transfer or a written opinion from counsel acceptable to GI Ireland shall have been obtained to the effect that registration of such transfer under the Securities Act is not required. The Board shall also decline to approve or to register any transfer of any share if the transferee shall not have been approved by applicable governmental authorities if such approval is required. Further, the articles of association of GI Ireland provide that the Board of GI Ireland may decline to register a transfer of shares if it appears to the Board that any non-de minimis adverse tax, regulatory or legal consequences to GI Ireland would result from such transfer.

The Board may request from any shareholder information to determine whether any transfer should be

GI Cayman’s articles of association grant the Board of Directors of GI Cayman general discretion to decline to register an instrument of transfer without giving a reason, however, this general discretion expires after two months.

Among other things, the Board of Directors may decline to register a transfer of shares unless a registration statement under the Securities Act is in effect with respect to the transfer or the transfer is exempt from registration. Further, the articles of association of GI Cayman provide that the Board of Directors of GI Cayman must decline to register a transfer of shares if it appears to the Board of Directors that the effect of such transfer would mean that a U.S. Person owned Controlled Shares constituting 9.5% or more of the value of the company or the voting shares of the company.

Provision	GI Ireland	GI Cayman

permitted. If such information is not forwarded, the Board may decline to approve or register such transfer.

Rights upon Liquidation	The rights of the shareholders to a return of GI Ireland’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in GI Ireland’s articles of association or the terms of any shares issued by the Board of GI Ireland from time to time. The holders of preference shares, if any, in particular, may have the right to priority over ordinary or other shareholders in a dissolution or winding up of GI Ireland. If the articles of association and terms of issue of the shares of the company contain no specific provisions in respect of a dissolution or winding up then, subject to the shareholder priorities and the rights of any creditors, the assets will be distributed to shareholders in proportion to the capital at the commencement of the winding up paid-up, or credited as paid up, on the shares held. GI Ireland’s articles provide that the ordinary shareholders of GI Ireland are entitled to participate in a winding up, and the method by which the property will be divided shall be determined by the liquidator, subject to a special resolution by the shareholders, but such rights by ordinary shareholders to participate may be subject to the rights of any preference shareholders to participate under the terms of any series or class of preference shares.	The rights of the shareholders to a return of GI Cayman’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in GI Cayman’s articles of association or the terms of any shares issued by the Board of Directors of GI Cayman from time to time. The holders of preference shares, if any, in particular, may have the right to priority over ordinary or other shareholders in a dissolution or winding up of GI Cayman. If the articles of association and terms of issue of the shares of the company contain no specific provisions in respect of a dissolution or winding up then, subject to the shareholder priorities and the rights of any creditors, the assets will be distributed to shareholders in proportion to the capital at the commencement of the winding up paid-up, or credited as paid up, on the shares held. GI Cayman’s articles provide that the ordinary shareholders of GI Cayman are entitled to participate in a winding up, and the method by which the property will be divided shall be determined by the liquidator, subject to a special resolution by the shareholders, but such rights by ordinary shareholders to participate may be subject to the rights of any preference shareholders to participate under the terms of any series or class of preference shares.

Enforcement of Civil Liabilities Against Foreign Persons	A judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Ireland. There is no treaty between Ireland and the United States providing for the reciprocal enforcement of foreign judgments. The following requirements must be met before the foreign	A judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in the Cayman Islands. There is no treaty between the Cayman Islands, or the United Kingdom (of which the Cayman Islands is an Overseas Territory) and the United States

Provision	GI Ireland	GI Cayman

judgment will be deemed to be enforceable in Ireland:

•       the judgment must be for a definite sum;

•       the judgment must be final and conclusive; and

•       the judgment must be provided by a court of competent jurisdiction.

An Irish court will also exercise its right to refuse judgment if the foreign judgment was obtained by fraud, if the judgment violated Irish public policy, if the judgment is in breach of natural justice or if it is irreconcilable with an earlier foreign judgment.

providing for the reciprocal enforcement of foreign judgments.

A judgment obtained in a foreign court (other than certain judgments of a superior court of any state of the Commonwealth of Australia) will be recognised and enforced in the Courts without any re-examination of the merits at common law, by an action commenced on the foreign judgment in the Grand Court of the Cayman Islands where the judgment:

•       is final and conclusive;

•       is one in respect of which the foreign court had jurisdiction over the defendant according to Cayman Islands conflict of law rules;

•       is either for a liquidated sum not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations or, in certain circumstances, for in personam non-money relief; and

•       was neither obtained in a manner, nor is of a kind enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

THE SHAREHOLDER MEETINGS

We are furnishing this proxy statement to the holders of GI Ireland ordinary shares in connection with the solicitation of proxies by GI Ireland’s Board for use at the scheme meeting to consider the Scheme of Arrangement Proposal and the other matters that may come before that meeting, the extraordinary general meeting to consider the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal, the Ireland Articles Amendment Proposal, and the other matters that may come before that meeting, as described below, and at any adjournments of either such shareholder meetings.

General

The scheme meeting will be conducted in accordance with the directions of the Board. The extraordinary general meeting will be conducted in accordance with the articles of association of GI Ireland.

Time, Place, Date and Purpose of the Meetings

The shareholder meetings are scheduled to be held on [●], 2016 at Global Indemnity’s registered office, located at 25/28 North Wall Quay, Dublin 1, Ireland.

Scheme meeting

The scheme meeting is scheduled to commence at [●] [a.m./p.m.], local time, on that date. At that scheme meeting, GI Ireland’s Board intends to ask the holders of GI Ireland ordinary shares, voting as a class, to vote on:

•	Proposal Number One—the Scheme of Arrangement Proposal.

Extraordinary General Meeting

The extraordinary general meeting is scheduled to commence at [●] [a.m./p.m.], local time, on that date (or as soon thereafter as the scheme meeting concludes or is adjourned). At the extraordinary general meeting, GI Ireland’s Board intends to ask the holders of GI Ireland ordinary shares to vote on:

•	Proposal Number Two—the EGM Scheme of Arrangement Proposal.

•	Proposal Number Three—the Capital Reduction Proposal.

•	Proposal Number Four—the Share Acquisition Proposal.

•	Proposal Number Five—the Directors’ Allotment Authority Proposal.

•	Proposal Number Six—the Ireland Reserve Application Proposal.

•	Proposal Number Seven—the Ireland Memorandum Amendment Proposal.

•	Proposal Number Eight—the Ireland Articles Amendment Proposal.

Also, at both shareholder meetings, GI Ireland’s Board may ask the holders of GI Ireland ordinary shares to approve the applicable Adjournment Proposal.

GI Ireland’s Board has approved and unanimously recommends that you vote “FOR” each of the meeting proposals set forth in this proxy statement.

If any other matters properly come before the shareholder meetings or any adjournments of either of such shareholder meetings, the persons named in the proxy card will have the authority to vote the shares represented by all properly executed proxies in their discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

Record Date; Voting Rights

The Board has set [●], 2016 as the record date for the scheme meeting and for the extraordinary general meeting.

Only registered holders of GI Ireland ordinary shares are entitled to notice of shareholder meetings. Only registered holders on the record date are entitled to vote at the shareholder meetings or any adjournments of such meetings. You will not be the registered holder of shares that you hold “beneficially” only. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the registered holder of such shares. Please see “—How You Can Vote—Shareholders Owning Shares Through Brokers or Nominees” below for more information.

As of the record date for the shareholder meetings on [●], 2016, [●] GI Ireland ordinary shares were issued and outstanding. At the scheme meeting, each GI Ireland ordinary share entitles its holder to one vote on each proposal. At the extraordinary general meeting, each GI Ireland A ordinary share entitles its holder to one vote and each GI Ireland B ordinary share entitles its holder to ten votes.

Under Irish law, the holders of GI Ireland ordinary shares are not entitled to dissenters’ or appraisal rights with respect to the matters to be considered and voted on at the shareholder meetings.

Quorum

At the scheme meeting to approve the Scheme of Arrangement Proposal, at least one shareholder holding shares having at least a majority of the votes eligible to be cast at that meeting must be present in person or by proxy. At the extraordinary general meeting, at least one shareholder holding shares having at least a majority of the votes eligible to be cast at that meeting must be present in person or by proxy. An adjournment of either meeting can be approved by a quorum of at least one shareholder holding shares having a majority of votes eligible to be cast at that meeting.

Votes of Shareholders Required for Approval

Scheme of Arrangement. The Scheme of Arrangement Proposal requires approval by the affirmative vote of (i) a majority in number of the registered holders of GI Ireland ordinary shares attending the scheme meeting, in person or by proxy and (ii) 75% or more of the GI Ireland ordinary shares voted at the scheme meeting, in person or by proxy.

For the purpose of calculating the “majority in number” requirement for the approval of the Scheme of Arrangement Proposal, each registered shareholder, voting in person or by proxy, will be counted as a single shareholder, regardless of the number of ordinary shares voted by that shareholder. Only shareholders whose names are recorded on GI Ireland’s register of members will be counted for purposes of the “majority-in-number” requirement. As such, where shares are held through DTC (including ordinary shares held in “street name” by brokers through DTC) or other nominees on behalf of beneficial owners, and DTC (or such other nominee) is listed as the registered holder of such shares on GI Ireland’s register of members, the Irish High Court will not “look through” the nominee to determine how the beneficial owners of shares instructed those shares to be voted. Accordingly, DTC and other nominee holders of ordinary shares who are registered shareholders will each be counted as one shareholder for the purpose of calculating the “majority in number” requirement. If a registered shareholder (including DTC or other nominee holder of ordinary shares) elects (or is directed) to vote a portion of such registered shareholder’s ordinary shares “FOR” the Scheme of Arrangement Proposal, and a portion “AGAINST” the Scheme of Arrangement Proposal, then that registered shareholder will be counted as one shareholder voting “FOR” the Scheme of Arrangement Proposal and as one shareholder voting

“AGAINST” the Scheme of Arrangement Proposal, thereby effectively cancelling out that registered shareholder’s vote for the purposes of the “majority in number” calculation (but not for purposes of the 75% or more in value calculation).

EGM Scheme of Arrangement Proposal. The EGM Scheme of Arrangement Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.

Capital Reduction Proposal. The Capital Reduction Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.

Share Acquisition Proposal. The Share Acquisition Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.

Directors’ Allotment Authority Proposal. The Directors’ Allotment Authority Proposal requires the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.

Ireland Reserve Application Proposal. The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all GI Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.

Ireland Memorandum Amendment Proposal. The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.

Ireland Articles Amendment Proposal. The Ireland Articles Amendment Proposal requires the affirmative vote of not less than 75% of all GI Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.

Adjournment Proposals. The Adjournment Proposals require the affirmative vote of GI Ireland’s ordinary shares representing more than 50% of all GI Ireland ordinary shares voted, in person or by proxy, at the relevant meeting.

For purposes of determining whether the required approval has been obtained for any of the meeting proposals described in this proxy statement, shares that are not voted at the applicable shareholder meeting will not be considered.

Approval of each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Intentions of Directors and Executive Officers. Our directors and executive officers have indicated that they intend to vote their shares “FOR” each of the meeting proposals set forth in this proxy statement. On the record date, our directors and executive officers and their affiliates beneficially owned [●], or approximately [●]%, of the outstanding GI Ireland ordinary shares.

Proxies

Two proxy cards are being sent to each shareholder as of the record date – one blue proxy card for the scheme meeting and one white proxy card for the extraordinary general meeting.

The accompanying proxies are being solicited on behalf of the Board of GI Ireland. We have hired Georgeson LLC to assist in the distribution of proxy materials and the solicitation of proxies for a fee estimated at $20,000, plus expenses. Proxies may be solicited on behalf of the Board by mail, and in person and by telephone. Global Indemnity Group, Inc. will bear the cost of soliciting proxies. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the persons for whom they hold GI Ireland ordinary shares. To the extent necessary in order to ensure sufficient representation at the shareholder meetings, GI Ireland or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy cards without delay.

If you are a registered holder of GI Ireland ordinary shares as of the record date, your GI Ireland ordinary shares will be voted in accordance with your instructions if you mark, date, sign and return both accompanying proxy cards (one blue for the scheme meeting, and one white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible. If you have timely submitted a properly executed proxy card, your GI Ireland ordinary shares will be voted as indicated.

If you do not wish to vote all of your GI Ireland ordinary shares in the same manner on any particular proposal(s) at the shareholder meetings, you may specify your vote by clearly hand-marking the proxy card to indicate how you want to vote your GI Ireland ordinary shares. You may not split your vote if you are giving voting instructions (for shareholders who hold their shares in “street name”) by telephone.

If you are a registered shareholder and if you do not specify on the applicable enclosed proxy card that is submitted how you want to vote your GI Ireland ordinary shares, the proxy holders will vote such unspecified GI Ireland ordinary shares “FOR” each of the meeting proposals set forth in this proxy statement.

If you properly received a proxy card, you may grant a proxy to vote on the meeting proposals presented in one of the ways that are explained below under “—How You Can Vote—Registered Shareholders.”

If you hold your GI Ireland ordinary shares in “street name” through a broker or nominee, please follow the voting instructions provided to your broker, which may include an option to instruct the broker or nominee by telephone on how to vote.

Please see “—How You Can Vote—Shareholders Owning Shares Through Brokers or Nominees” below for more information. You may abstain on any proposal by marking “ABSTAIN” with respect to the proposal on your proxy card or by following instructions from your broker or nominee.

An abstention on any proposal has the effect of a vote not being cast with respect to the relevant shares in relation to that proposal. Although the shareholder is considered present for purposes of the relevant quorum requirement, such shares will not be considered when determining whether the proposal has received the required approval.

If you do not appoint a proxy and you do not vote at the shareholder meetings, your GI Ireland ordinary shares will also not be considered when determining whether a proposal has received the required shareholder approval. Even if you do not appoint a proxy and you do not vote at the shareholder meetings, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the shareholder meetings in person or by proxy.

Revoking Your Proxy

You may revoke your proxy at any time before it is exercised at the shareholder meetings by one of the following means. If you are a registered shareholder, you may revoke your proxy by:

•	sending a written notice to our Secretary at Global Indemnity plc, 25/28 North Wall Quay, Dublin 1, Ireland (reference MJW/JGG), specifying that you are revoking your proxy with respect to the shareholder meetings. Your written notice must be received a sufficient amount of time before the shareholder meeting to permit the necessary examination and tabulation of the revocation before the votes are taken;

•	if you submitted a proxy card, submitting a new proxy card with respect to the shareholder meetings with a later date than the proxy you last submitted; or

•	if you are a registered holder, voting in person at the shareholder meetings.

If you hold your GI Ireland ordinary shares in “street name” beneficially though a broker or nominee, you must follow the procedures required by your broker or nominee to revoke your proxy or change your vote. You should contact your broker or nominee if you have any questions with respect to these procedures.

Attending the shareholder meetings without taking one of the actions above will not revoke your proxy.

How You Can Vote

Registered Shareholders. If you are a registered shareholder, you may vote your GI Ireland ordinary shares either by voting in person at the shareholder meetings or by submitting a completed proxy. By submitting your proxy, you are legally authorizing another person to vote your GI Ireland ordinary shares by proxy in accordance with your instructions. Each of the enclosed proxy cards designates Stephen W. Ries or, failing him, Thomas M. McGeehan to vote your GI Ireland ordinary shares in accordance with the voting instructions you indicate in your proxy.

If you submit your proxy designating Stephen W. Ries or, failing him, Thomas M. McGeehan as the individuals authorized to vote your GI Ireland ordinary shares, but you do not indicate how your GI Ireland ordinary shares are to be voted, then your GI Ireland ordinary shares will be voted by those individuals in accordance with the Board’s recommendations, which are described in this proxy statement. In addition, if any other matters are properly brought up at the shareholder meetings (other than the meeting proposals contained in this proxy statement), then each of these individuals will have the authority to vote your GI Ireland ordinary shares on those matters in his or her discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

You may submit your proxy either by mail, courier or hand delivery. Please let us know whether you plan to attend the shareholder meetings by marking the appropriate box on your proxy card. In order for your proxy to be validly submitted and for your GI Ireland ordinary shares to be voted in accordance with your proxy, we must receive your mailed, couriered or hand-delivered proxy prior to the start of the applicable shareholder meeting.

Shareholders Owning Shares Through Brokers or Nominees. Shareholders who hold their shares in “street name” through a broker or nominee must vote their GI Ireland ordinary shares by following the procedures established by their broker or nominee.

Under Nasdaq Rule 2251, brokers and nominees who hold ordinary shares on behalf of customers will not have the authority to vote without direction on any of the matters to be considered at the shareholder meetings. If you hold your GI Ireland ordinary shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your GI Ireland ordinary shares prior to the shareholder meetings, your broker or nominee, or the depository through which your broker holds your shares, will not be able to vote your GI Ireland ordinary shares at the shareholder meetings or affect the outcome of the vote, which is based on shares voting. However, your GI Ireland ordinary shares will be counted as present for purposes of the relevant quorum requirement. Under Nasdaq Rule 2251, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the meeting proposals described in this proxy statement (other than the Adjournment Proposals) are proposals for non-routine matters.

Shareholders who hold their shares in the name of a broker or nominee and that plan to attend the shareholder meetings must present proof of ownership of GI Ireland ordinary shares as of the record date, such as a brokerage account statement or letter from a broker, together with a form of personal photo identification, to be admitted to the shareholder meetings. You may not vote your GI Ireland ordinary shares in person at the shareholder meetings unless you obtain an “instrument of proxy” from the broker or nominee that holds your GI Ireland ordinary shares.

Validity

The chairman of each of the shareholder meetings will determine all questions as to validity, form and eligibility, including time of receipt and acceptance of proxies. His or her determination will be final and binding, provided, however, that such determination is subject to any decision made by a court of competent jurisdiction upon a lawful challenge to his or her determination. The chairman of the meeting has the right to waive any irregularities or conditions as to the manner of voting. The chairman of the meeting may accept your proxy by any form of written or electronic communication of the proxy instrument so long as he or she is reasonably assured that the communication is authorized by you.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT(1)

The following table sets forth, as of May 31, 2016, information regarding the beneficial ownership of GI Ireland shares held by: (1) each of our current directors and each of our named executive officers; (2) all of our current directors and executive officers as a group; and (3) each holder known to us to hold beneficially more than 5% of any class of our shares. To our knowledge, except as otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by him or her. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days after May 31, 2016. We have based our calculation of the percentage of beneficial ownership on 13,447,913 shares of our A ordinary shares and 4,133,366 B ordinary shares outstanding as of May 31, 2016. For purposes of computing the percentage of outstanding GI Ireland ordinary shares held by each person or group of persons named below, any shares that such person or persons have the right to acquire within 60 days after May 31, 2016 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and address of Beneficial Owner**	A Ordinary Shares		B Ordinary Shares		Total Voting Power (2)	% As- Converted Ownership (3)
	Shares	%	Shares	%	%	%
Saul A. Fox (4)	8,584,811	48.8	4,133,366	100	83.6	48.8
Fox Paine & Company (5)	7,571,424	43.1	4,133,366	100	81.7	43.1
Richmond Hill Investments, LLC (6)	1,400,038	10.4	—	—	2.6	8.0
Hotchkis & Wiley Capital Management (7)	1,196,562	8.9	—	—	2.2	6.8
Richmond Hill Investment Co., LP (8)	1,043,157	7.8	—	—	1.9	5.9
Dimensional Fund Advisors LP (9)	898,627	6.7	—	—	1.6	5.1
Cynthia Y. Valko (10).	421,668	3.1	—	—	*	2.4
Seth J. Gersch	97,278	*	—	—	*	*
Thomas M. McGeehan	53,199	*	—	—	*	*
William J. Devlin, Jr.	41,619	*	—	—	*	*
James W. Crystal.	28,861	*	—	—	*	*
Matthew B. Scott	23,789	*	—	—	*	*
Stephen Green	16,150	*	—	—	*	*
John H. Howes	15,335	*	—	—	*	*
Bruce Lederman	3,923	*	—	—	*	*
Larry N. Port	2,303	*	—	—	*	*
Raphael L. de Balmann	1,047	*	—	—	*	*
Joseph W. Brown	995	*	—	—	*	*
All directors and executive officers as a group (consists of 13 persons)	9,290,978	52.8	4,133,366	100	84.9	52.8

*	The percentage of shares beneficially owned does not exceed 1%.
**	Unless otherwise indicated, the address for each beneficial owner is c/o Global Indemnity plc, 25/28 North Wall Quay, Dublin 1, Ireland (reference MJW/JGG).
(1)	The numbers of shares set forth in these columns are calculated in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934. As a result, these figures assume the exercise or conversion by each beneficial owner of all securities that are exercisable or convertible within 60 days of May 31, 2016. In particular, A ordinary shares that may be acquired by a particular beneficial owner upon the conversion of B ordinary shares are deemed to be outstanding for the purpose of computing the percentage of the A ordinary shares owned by such beneficial owner, but are not deemed to be outstanding for the purpose of computing the percentage of the A ordinary shares owned by any other beneficial owner.
(2)

The percentages in this column represent the percentage of the total outstanding voting power of Global Indemnity plc that the particular beneficial owner holds. The numerator used in this calculation is the total votes to which each beneficial owner is entitled, taking into account that each B ordinary share has ten votes, and the denominator is the total number of votes to which all outstanding shares of Global Indemnity plc are entitled, again taking into account that each B ordinary share has ten votes.
(3)	The percentages in this column represent the percentage of the total outstanding share capital of Global Indemnity plc that a particular beneficial owner holds on an as-converted basis, assuming that each B ordinary share is converted into one A ordinary share. As of May 31, 2016 there were 17,581,279 A ordinary shares outstanding on an as-converted basis. The numerator used in this calculation is the total number of A ordinary shares each beneficial owner holds on an as-converted basis and the denominator is the total number of A ordinary shares on an as-converted basis.
(4)	Mr. Fox is a shareholder of Fox Paine International GP, Ltd., which acts through its board of directors, which includes Mr. Fox. In addition, Mr. Fox is a member of Fox Paine & Company, LLC. 745,685 of the A ordinary shares listed are held by Mercury Assets Delaware LLC. The sole member of Mercury Assets Delaware LLC is Benjerome Trust. 267,702 of the A ordinary shares listed are held by Fox Paine Global, Inc. The sole shareholder of Fox Paine Global, Inc. is the Benjerome Trust. Mr. Fox is the sole trustee of Benjerome Trust.
(5)	The security holders are: U.N. Holdings (Cayman), Ltd.; U.N. Holdings (Cayman) II, Ltd.; and U.N. Co-Investment Fund I (Cayman), L.P.; U.N. Co-Investment Fund III (Cayman), L.P.; U.N. Co-Investment Fund V (Cayman), L.P.; U.N. Co-Investment Fund VI (Cayman), L.P.; U.N. Co-Investment Fund VIII (Cayman), L.P.; (collectively, the “Co-Investment Funds”); Fox Paine Global, Inc. and Fox Paine Capital Co-Investors International GP, Ltd. A majority of the outstanding share capital of U.N. Holdings (Cayman), Ltd. and U.N. Holdings (Cayman) II, Ltd. are held by Fox Paine Capital Fund II International, L.P. The sole managing general partner of Fox Paine Capital Fund II International, L.P. is FP International LPH, L.P. The sole general partner of FP International LPH, L.P. is Fox Paine International GP, Ltd. As a result, each of Fox Paine Capital Fund II International, L.P., FP International LPH, L.P., and Fox Paine International GP, Ltd. may be deemed to control U.N. Holdings (Cayman), Ltd. and U.N. Holdings (Cayman) II, Ltd. The sole general partner of each of the Co-Investment Funds is Fox Paine Capital Co-Investors International GP, Ltd., which, together with FP International LPH, L.P., as its sole shareholder, and Fox Paine International GP, Ltd., as the sole general partner of FP International LPH, L.P., may be deemed to control such funds. In addition, pursuant to a management agreement with FP International LPH, L.P. and Fox Paine Capital Fund II International, L.P., Fox Paine & Company, LLC may be deemed to be the indirect beneficial owner of such securities. Fox Paine International GP, Ltd., as the general partner of FP International LPH, L.P., may terminate that management agreement at any time in its sole discretion. Fox Paine International GP, Ltd. is a party to two voting agreements, in which it has an irrevocable proxy to vote 3,397,031 A ordinary shares, which are included in the shares listed. Such A ordinary shares are held by unaffiliated entities.
(6)	Based on information provided pursuant to a Schedule 13G/A filed on February 16, 2016 with the Securities and Exchange Commission, which reported that Richmond Hill Investments, LLC, (“Richmond Hill”), an investment advisor, has shared dispositive power and shared power to direct the vote of 1,400,038 A ordinary shares with Essex Equity Joint Investment Vehicle, LLC (“Essex”) and John Liu, as the principal of Essex. Essex, the security holder of the securities identified herein, acts and holds such securities directly. The address for Mr. Liu, Essex and Richmond Hill is 375 Hudson Street, 12th Floor, New York, NY 10014.
(7)	Based on information provided pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2016, which reported that Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), an investment advisor, has sole dispositive power as to 1,196,562 A ordinary shares, has the power to direct the vote of 962,136 A ordinary shares and has no shared dispositive or voting power over the remaining A ordinary shares. The address for Hotchkis is 725 S. Figueroa Street, 39th Floor, Los Angeles, California 90017.
(8)	Based on information provided pursuant to a Schedule 13G/A filed on February 16, 2016 with the Securities and Exchange Commission, which reported that Richmond Hill Investment Co., LP, (“Richmond Hill Investment”), an investment advisor, has shared dispositive power and shared power to direct the vote of 1,043,157 A ordinary shares with Richmond Hill Capital Management, LLC (“Richmond Hill Capital”) and Ryan P. Taylor, the principal of Richmond Hill Capital. Richmond Hill Capital, the security holder of the securities identified herein, acts and holds such securities directly. The address for Mr. Taylor, Richmond Hill Investment and Richmond Hill Capital is 375 Hudson Street, 12th Floor, New York, NY 10014.

(9)	Based on information provided pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2016, which reported that Dimensional Fund Advisors LP (“Dimensional”), an investment advisor, has sole dispositive power as to 898,627 A ordinary shares, has the power to direct the vote of 881,354 A ordinary shares, and has no shared dispositive or voting power over the remaining A ordinary shares. The address for Dimensional is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.
(10)	Includes 360,000 A ordinary shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days.

MARKET PRICE AND DIVIDEND INFORMATION

Information regarding the principal market for GI Ireland ordinary shares and related shareholder matters is as follows:

GI Ireland A ordinary shares are traded on Nasdaq under the symbol “GBLI”. As of [●], 2016, the approximate number of registered holders of GI Ireland ordinary shares was [●]. Historical financial information may not be indicative of GI Ireland’s or GI Cayman’s future performance. We have included no data for GI Cayman because this entity was not in existence until February 2016. The high and low sales price per GI Ireland A ordinary share on Nasdaq for the following periods were as follows:

2014	High	Low
First quarter	$26.98	$23.16
Second quarter	27.78	24.44
Third quarter	27.23	24.68
Fourth quarter	29.50	25.15

2015
First quarter	$29.93	$22.96
Second quarter	29.73	26.60
Third quarter	29.20	25.22
Fourth quarter	29.92	25.05

2016
First quarter	$32.07	$27.39
Second quarter (through June 16, 2016)	$32.09	$29.17

On June 17, 2016, the last trading day before the public announcement of the change of place of incorporation of our holding company, the closing price of the GI Ireland A ordinary shares as reported by Nasdaq was $29.08 per share. On [●], 2016, the most recent practicable date before the date of this proxy statement, the closing price of the GI Ireland A ordinary shares as reported by Nasdaq was $[●] per share.

GI Ireland did not pay cash dividends on any class of its ordinary shares in 2015 or 2014. Future dividends, if any, on the GI Ireland ordinary shares and/or the GI Cayman ordinary shares will be at the discretion of the respective Boards of Directors and will depend on, among other things, our results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that the Boards of Directors may deem relevant, as well as our ability to continue to pay dividends in compliance with Irish or Cayman law, as applicable. Under Cayman law, a company may not declare a dividend, or make a distribution out of contributed surplus, if there are reasonable grounds for believing that: (i) the company is or would, after the payment, be unable to pay its liabilities as they become due; or (ii) the realizable value of the company’s assets would thereby be less than its liabilities.

GI Ireland is a holding company and has no direct operations. The ability of GI Ireland to pay dividends is subject to Irish regulations and depends, in part, on the ability of its subsidiaries to pay dividends. Global Indemnity Reinsurance and the U.S. insurance subsidiaries are subject to significant regulatory restrictions limiting their ability to declare and pay dividends.

Irish company law regulates the payment of dividends by GI Ireland. Under the Irish Companies Act, GI Ireland may only declare dividends out of “profits available for distribution”. These are accumulated realized profits (not previously distributed) less accumulated realized losses (unless previously written off in a reorganization of capital duly made). GI Ireland may only declare or pay a dividend if it has no reasonable grounds for believing that it is, or would after the payment be, unable to pay its liabilities as they become due, or if the realizable value of its assets would not be less than the aggregate of its liabilities and its issued share capital and share premium accounts.

For 2016, the Company believes that Global Indemnity Reinsurance, a wholly owned subsidiary of Global Indemnity plc, should have sufficient liquidity and solvency to pay dividends. In the future, the Company anticipates using dividends from Global Indemnity Reinsurance to fund obligations of Global Indemnity. Global Indemnity Reinsurance is prohibited, without the approval of the Bermuda Monetary Authority (“BMA”), from reducing by 15% or more its total statutory capital as set out in its previous year’s statutory financial statements, and any application for such approval must include such information as the BMA may require. Based upon the total statutory capital plus the statutory surplus as set out in its 2015 statutory financial statements that will be filed in 2016, Global Indemnity Reinsurance could pay a dividend of up to $234.8 million without requesting BMA approval. Global Indemnity Reinsurance is dependent on receiving distributions from its subsidiaries in order to pay the full dividend in cash.

In 2015, profit distributions (not in respect to liquidations) by GI Ireland’s Luxembourg subsidiaries (the “Luxembourg Companies”) were generally subject to Luxembourg dividend withholding tax at a rate of 15%, unless a domestic law exemption or a lower tax treaty rate applies. Dividends paid by any of the Luxembourg Companies to their Luxembourg resident parent company are exempt from Luxembourg dividend withholding tax, provided that at the time of the dividend distribution, the resident parent company has held (or commits itself to continue to hold) 10% or more of the nominal paid up capital of the distributing entity or, in the event of a lower percentage participation, a participation having an acquisition price of Euro 1.2 million or more for a period of at least twelve months.

We intend to file an application with Nasdaq to list the GI Cayman A ordinary shares that holders of GI Ireland A ordinary shares will receive in the Transaction. Immediately following the Effective Time, the GI Cayman A ordinary shares will be listed on Nasdaq under the symbol “GBLI”, the same symbol under which the GI Ireland A ordinary shares are currently listed. We do not currently intend to list the GI Cayman A ordinary shares on any other stock exchange.

Please see “Risk Factors,” “Description of Global Indemnity Limited Share Capital—Dividends,” and “Proposal Number One: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.” Please also see “Material Tax Considerations Relating to the Transaction.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements incorporated in this proxy statement by reference to the Annual Report on Form 10-K for the year ended December 31, 2015, and the effectiveness of internal control over financial reporting as of December 31, 2015 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report incorporated herein.

LEGAL MATTERS

Wilson Sonsini Goodrich & Rosati, P.C. (Palo Alto, California) and Skadden, Arps, Slate, Meagher & Flom LLP have advised us as to certain matters, including certain matters under the U.S. securities laws and U.S. federal income tax consequences of the Transaction. A&L Goodbody has advised us as to certain matters, including Irish securities laws and Irish tax consequences of the Transaction. Walkers Global has advised us as to certain matters, including certain matters under Cayman securities laws and Cayman tax consequences of the Transaction.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

GI Ireland’s annual general meeting of shareholders for 2016 occurred on June 15, 2016. Under the rules and regulations promulgated by the SEC, certain shareholder proposals may be included in our proxy statements. Any shareholder desiring to have such a proposal included in our proxy statement for the annual general meeting to be held in 2017 must deliver a proposal that complies with Rule 14a-8 under the Exchange Act to our Chief Executive Officer c/o Global Indemnity plc (ref: MJW/JGG), on or before December 30, 2016.

However, if the date of our 2017 annual general meeting of shareholders is changed by more than 30 days from the date of our 2016 annual general meeting, then the deadline for receipt of any shareholder proposal submitted pursuant to Rule 14a-8 is a reasonable time before we begin to print and send our proxy materials.

Where a shareholder does not seek inclusion of a proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Exchange Act, the proposal must be received by our Chief Executive Officer 25/28 North Wall Quay, Dublin 1, Ireland (reference MJW/JGG) on or before March 15, 2017 or it will be deemed “untimely” for purposes of Rule 14a-4(c) under the Exchange Act and, therefore, our form of proxy will confer discretionary authority to vote on any such proposal with respect to all proxies submitted to GI Ireland.

If the Transactions become effective, shareholder proposals intended for inclusion in GI Cayman’s proxy statement for its 2017 annual general meeting should be submitted in accordance with the procedures prescribed by Rule 14a-8 promulgated under the Exchange Act and sent to our Chief Executive Officer at Global Indemnity Limited, 27 Hospital Road, George Town, Grand Cayman, KY1-9008, Cayman Islands. Such proposals must be received by December 30, 2016.

Irish law provides that shareholders holding not less than 10% of the total voting rights may requisition the Board of Directors to call an extraordinary general meeting at any time. The shareholders who wish to requisition an extraordinary general meeting must deposit a written notice to our registered office, which is signed by the shareholders requisitioning the meeting and states the objects of the meeting. If the directors do not, within 21 days of the date of deposit of the requisition proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting, but any meeting so convened cannot be held after the expiration of three months from the date of deposit of the requisition. These provisions of Irish law are in addition to, and separate from, the rights of a shareholder to have a proposal included in the proxy statement in accordance with the rules of the SEC.

We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

COMMUNICATING WITH THE BOARD OF DIRECTORS

The Board welcomes your questions and comments. If you would like to communicate directly with the Board then you may submit your communication to our Secretary at Global Indemnity plc, 25/28 North Wall Quay, Dublin 1, Ireland. Communications and concerns will be forwarded to the Board.

HOUSEHOLDING OF SHAREHOLDER DOCUMENTS

We may send a single set of shareholder documents to any household at which two or more shareholders reside. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps us to reduce our costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms with account holders who are GI Ireland shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If your materials have been househeld and you wish to receive separate copies of these documents, or if you are receiving duplicate copies of these documents and wish to have the information househeld, you may notify your broker or write or call GI Ireland’s Investor Relations department at:

Global Indemnity plc

Investor Relations

25/28 North Wall Quay

Dublin 1, Ireland (ref: MJW/JGG)

Telephone: +353 (0)1 494 891407

Email: info@globalindemnity.ie

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. You may read and copy materials that we have filed with the SEC, at the following location:

Public Reference Room

100 F Street, N.E.

Washington, D.C. 20549

You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet web site that contains reports, proxy and information statements and other information regarding issuers, including Global Indemnity plc, who file electronically with the SEC. The address of that site is http://www.sec.gov.

The SEC allows us to “incorporate by reference” the information filed with it, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, and information we file later with the SEC (but prior to the date of the shareholder meetings) will automatically update and supersede this information. We incorporate by reference the documents listed below, which we have previously filed with the SEC and are considered a part of this proxy statement, and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the shareholder meetings (excluding any information “furnished” but not “filed”). These filings contain important information about GI Ireland:

•	GI Ireland’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015;

•	GI Ireland’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016;

•	GI Ireland’s definitive proxy statement on Schedule 14A filed April 29, 2016; and

•	The description of the Global Indemnity plc A ordinary shares contained in GI Ireland’s Current Report on Form 8-K12, filed with the SEC on July 2, 2010, including any amendments or supplements thereto.

These documents are available to any person, including any beneficial owner, upon request directed to our Investor Relations department by contacting us at:

Global Indemnity plc

Investor Relations

25/28 North Wall Quay

Dublin 1, Ireland (ref: MJW/JGG)

Telephone: +353 (0)1 494 891407

Email: info@globalindemnity.ie

To ensure timely delivery of these documents, any request should be made by [●], 2016. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in this proxy statement.

In addition, we make available free of charge these documents and our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the SEC on the Investor Relations section of Global Indemnity’s website (www.globalindemnity.ie). We do not intend for information contained on our website to be part of this proxy statement unless specifically incorporated herein.

We have not authorized anyone to give any information or make any representation about the Transaction or the meeting proposals contained herein or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference herein. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference herein.

The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

ANNEX A

SCHEME OF ARRANGEMENT

IN THE MATTER OF

GLOBAL INDEMNITY PUBLIC LIMITED COMPANY

AND IN THE MATTER OF THE COMPANIES ACT 2014

AND IN THE MATTER OF THE TAKEOVER PANEL ACT, 1997

SCHEME OF ARRANGEMENT

(UNDER SECTIONS 449 TO 455 OF THE COMPANIES ACT 2014)

BETWEEN

GLOBAL INDEMNITY PUBLIC LIMITED COMPANY

AND

THE HOLDERS OF THE SCHEME SHARES

(AS HEREINAFTER DEFINED)

PRELIMINARY

A.	In this Scheme of Arrangement, unless inconsistent with the subject or context, the following expressions bear the following meanings:

the “Act,” the Companies Act 2014;

“Business Day,” any day, other than a Saturday, Sunday or a day on which banks in Ireland, Cayman Islands or in the State of New York are authorised or required by law or executive order to be closed;

“Cancellation Record Time,” 10.00 p.m. (Irish time)/5.00 p.m. (Eastern time in the US) on the day before the Court hearing (if any) at which this Scheme is sanctioned;

“Cancellation A Shares,” any GBLI A Shares that are either (a) in issue before the Voting Record Time or (b) issued at or after the Voting Record Time and before the Cancellation Record Time in respect of which the original or any subsequent Holder shall (by virtue of the terms of issue of such GBLI Shares or otherwise) be or become bound by this Scheme, or in respect of which the original or any subsequent Holder shall have agreed to be bound by this Scheme but excluding, in all cases, the Designated Shares, the Deferred Shares and the Treasury Shares;

“Cancellation B Shares,” any GBLI B Shares that are either (a) in issue before the Voting Record Time or (b) issued at or after the Voting Record Time and before the Cancellation Record Time in respect of which the original or any subsequent Holder shall (by virtue of the terms of issue of such GBLI Shares or otherwise) be or become bound by this Scheme, or in respect of which the original or any subsequent Holder shall have agreed to be bound by this Scheme but excluding, in all cases, the Designated Shares, the Deferred Shares and the Treasury Shares;

“Cancellation Shares,” all GBLI A Shares and GBLI B Shares that are either (a) in issue before the Voting Record Time or (b) issued at or after the Voting Record Time and before the Cancellation Record Time in respect of which the original or any subsequent Holder shall (by virtue of the terms of issue of such GBLI Shares or otherwise) be or become bound by this Scheme, or in respect of which the original or any subsequent Holder shall have agreed to be bound by this Scheme but excluding, in all cases, the Designated Shares, the Deferred Shares and the Treasury Shares;

“Circular,” the proxy statement dated [●], 2016 sent by the Company to GBLI Shareholders to which a copy of this Scheme has been annexed;

“Consideration A Shares,” the New CaymanCo A Shares to be issued credited as fully paid up referred to at Clause 2.1 of this Scheme;

“Consideration B Shares,” the New CaymanCo B Shares to be issued credited as fully paid up referred to at Clause 2.1 of this Scheme;

“Consideration Shares,” the New CaymanCo Shares to be issued credited as fully paid up referred to at Clause 2.1 of this Scheme;

“Company,” Global Indemnity Public Limited Company, having a registered address at 25-28 North Wall Quay, Dublin 1, Ireland. and registered no. 481805, and its successors;

“Court,” the High Court of Ireland;

“Court Order,” the Order or Orders of the Court sanctioning this Scheme under Section 453(2)(c) of the Act and confirming the reduction of share capital which forms a part of it under Section 85 of the Act;

“Deferred Shares,” means the 40,000 deferred shares in issue in the Company, held by United America Indemnity, Ltd.;

“Designated Shares,” means the one or more GBLI Shares to be held by New CaymanCo and, if applicable, nominees appointed by New CaymanCo, prior to the Effective Date;

“Effective Date,” the date on which this Scheme becomes effective in accordance with its terms;

“Extraordinary General Meeting” or “EGM,” the extraordinary general meeting of the GBLI Shareholders (and any adjournment thereof) to be convened in connection with this Scheme, expected to be held as soon as the preceding Shareholder Scheme Meeting shall have been concluded or adjourned (it being understood that, if the Shareholder Scheme Meeting is adjourned, the EGM shall be correspondingly adjourned);

“Forms of Proxy,” the Form of Proxy for the Shareholder Scheme Meeting and the Form of Proxy for the EGM, as the context may require;

“GBLI A Shares,” A ordinary shares of US$0.0001 each in the share capital of the Company;

“GBLI B Shares,” B ordinary shares of US$0.0001 each in the share capital of the Company;

“GBLI Shares,” ordinary shares of US$0.0001 each in the share capital of the Company (whether GBLI A Shares or GBLI B Shares);

“GBLI Shareholders” or “Shareholders,” Holders of GBLI Shares;

“Holder,” in relation to any GBLI A Share and GBLI B Share, the Member whose name is entered in the Register of Members as the holder of the share and “Joint Holders” shall mean the Members whose names are entered in the Register of Members as the joint holders of the share, and includes any person(s) entitled to GBLI Shares by transmission;

“Members,” members of the Company on its Register of Members at any relevant date (and each a “Member”);

“New CaymanCo ,” Global Indemnity Limited, an exempted company incorporated under the laws of the Cayman Islands;

“New GBLI A Shares,” the new A ordinary shares of US$0.0001 each in the capital of the Company to be issued credited as fully paid up to New CaymanCo as part of this Scheme;

“New GBLI B Shares,” the new B ordinary shares of US$0.0001 each in the capital of the Company to be issued credited as fully paid up to New CaymanCo as part of this Scheme;

“New GBLI Shares,” the new ordinary shares of US$0.0001 each in the capital of the Company (whether GBLI A Shares or GBLI B Shares) to be issued credited as fully paid up to New CaymanCo as part of this Scheme;

“New CaymanCo A Shares,” the A ordinary shares of US$0.0001 each in the capital of New CaymanCo;

“New CaymanCo B Shares,” the B ordinary shares of US$0.0001 each in the capital of New CaymanCo;

“New CaymanCo Shares,” the ordinary shares of US$0.0001 in the capital of New CaymanCo (whether New CaymanCo A Shares or New CaymanCo B Shares);

“Person,” includes natural persons, firms and bodies corporate;

“Reduction of Capital,” the reduction of the share capital of the Company by the cancellation of the Cancellation Shares to be effected as part of the Scheme as referred to in Clause 1.1 of this Scheme;

“Register of Members,” the Company’s register of members kept and maintained pursuant to the Act;

“Registrar,” the Registrar of Companies in Dublin, Ireland;

“Restricted Jurisdiction,” any jurisdiction in relation to which the Company is advised that the release, publication or distribution of the Circular or the related Forms of Proxy or the allotment and issue of New GBLI Shares, would or might infringe the laws of that jurisdiction or the laws of Ireland, the Cayman Islands or the United States (or any applicable State thereof) or would or might require compliance with any governmental or other consent or any registration, filing or other formality that the Company is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder,” a Scheme Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Scheme Shareholder whom the Company believes to be in, or resident in, a Restricted Jurisdiction;

“Scheme” or “Scheme of Arrangement,” this proposed scheme of arrangement under Sections 449 to 455 of the Act and the capital reduction under Sections 84 and 85 of the Act with or subject to any modifications, additions or conditions approved or imposed by the Court and agreed to by New CaymanCo and the Company;

“Scheme Record Time,” 10.00 p.m. (Irish time)/5.00 p.m. (Eastern time in the US) on the day before the Effective Date;

“Scheme A Shareholder,” a Holder of Scheme A Shares;

“Scheme B Shareholder,” a Holder of Scheme B Shares;

“Scheme Shareholder,” a Holder of Scheme Shares;

“Scheme A Shares,” the Cancellation A Shares;

“Scheme B Shares,” the Cancellation B Shares;

“Scheme Shares,” the Cancellation Shares;

“Shareholder Scheme Meeting,” the meeting or meetings of GBLI Shareholders (and any adjournment thereof) convened by the directors of the company pursuant to Section 450(1) of the Act to consider and, if thought fit, approve this Scheme (with or without amendment);

“Treasury Shares,” means the shares in the capital of the Company held as treasury shares within the meaning of Section 106 of the Companies Act 2014;

“US” or “United States,” the United States, its territories and possessions, including any State of the United States;

“US$,” “$” or “USD,” United States dollars, the lawful currency of the United States of America;

“Voting Record Time,” 10.00 p.m. (Irish time)/5.00 p.m. (Eastern time in the US) on [●] 2016;

and cognate terms shall be construed accordingly. References to Clauses are to Clauses of this Scheme.

In this Scheme, unless the context requires otherwise, references to the singular include the plural, references to legislation are to that legislation as amended, varied or re-enacted from time to time and, in the case of statutes, to any statutory instruments enacted and any rules, regulations orders or directions made thereunder.

B.	The authorised share capital of the Company at the date of this Scheme is €40,000 and $100,000 divided into 40,000 Deferred Shares of €1 each, 600,000,000 A Ordinary Shares of US$0.0001 each, 300,000,000 B Ordinary Shares of €0.0001 each, and 100,000,000 Preferred Shares of US$0.0001 each. On [●] (being the latest practicable date on which that information can be ascertained) [$●] Ordinary Shares of US$0.0001 are in issue of which [ ] are GBLI A Shares (and of which [ ] are held as Treasury Shares) and [ ] are GBLI B Shares ([none] of which are held as Treasury Shares).

C.	As at the close of business on the date of the Cancellation Record Time, New CaymanCo was the beneficial owner of the Designated Shares.

D.	New CaymanCo has agreed to appear by counsel on the hearing to sanction this Scheme and to submit thereto. New CaymanCo undertakes to the Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

THE SCHEME

1.	Cancellation of the Cancellation Shares

1.1.	Pursuant to sections 84 to 85 of the Act, the issued share capital of the Company shall be reduced by cancelling and extinguishing all of the Cancellation Shares without thereby reducing the authorised share capital of the Company.

1.2.	Forthwith and contingently upon the Reduction of Capital taking effect:

(a)	the issued share capital of the Company shall be increased to its former amount by the creation, allotment and issue to New CaymanCo of such number of New GBLI Shares as shall be equal to the aggregate number of (i) GBLI A Shares comprised in the Cancellation Shares and (ii) GBLI B Shares comprised in the Cancellation Shares; and

(b)	the reserve arising in the books of account of the Company as a result of the said Reduction of Capital shall be capitalised and applied in paying up in full at par the New GBLI Shares allotted pursuant to Clause 1.2(a), which shall be allotted and issued credited as fully paid to New CaymanCo.

1.3.	New GBLI Shares allotted and issued to New CaymanCo pursuant to Clause 1.2 shall be credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

1.4.	All Certificates representing Scheme Shares shall cease to be valid.

2.	Consideration for the Cancellation Shares and the Allotment of the New GBLI Shares

2.1.	In consideration for the cancellation of the Cancellation Shares pursuant to Clause 1.1 and the allotment and issue of the New GBLI Shares as provided for in Clause 1.2, New CaymanCo shall allot and issue credited as fully paid, in accordance with the provisions of Clause 3 below, one New CaymanCo Share to each Scheme Shareholder (as appearing on the Register of Members at the Scheme Record Time) for each Scheme Share of which that Scheme Shareholder was the Holder.

2.2.	Neither New CaymanCo nor the Company shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.

3.	The Consideration Shares

3.1.	Consideration A Shares shall be allotted and issued to each Scheme A Shareholder credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever on the basis of one Consideration A Share for each Scheme A Share of which that Scheme A Shareholder was the Holder;

3.2.	Consideration B Shares shall be allotted and issued to each Scheme B Shareholder credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever on the basis of one Consideration B Share for each Scheme B Share of which that Scheme B Shareholder was the Holder; and

3.3.	Consideration Shares shall rank equally in all respects with the existing New CaymanCo Shares (if any) (other than as specifically provided for in the memorandum and articles of association of New CaymanCo) and shall be entitled to receive any dividends or other distributions declared or paid by New CaymanCo in respect of New CaymanCo Shares with a record date on or after the date of their issue.

4.	Overseas Shareholders

4.1.	The provisions of Clauses 2 and 3 shall be subject to any prohibition or condition imposed by law. New CaymanCo and the Company may in their sole discretion determine that the New CaymanCo Shares will not be issued to Holders of GBLI Shares in, nor for the benefit of any Person in, nor otherwise made available in any Restricted Jurisdiction in which case, but subject to clause 4.2, New CaymanCo shall issue such New CaymanCo Shares to a nominee appointed by New CaymanCo as trustee for the Restricted Overseas Shareholders resident in that Restricted Jurisdiction on terms that those New CaymanCo Shares will, as soon as practicable following this Scheme becoming effective, be sold on behalf of such Restricted Overseas Shareholders and the net proceeds of such sale (after deduction of all expenses, taxes and commissions payable thereon) shall be paid to such Restricted Overseas Shareholders by such means as New CaymanCo may determine except where any such payment would or might, itself, infringe the laws of the Restricted Jurisdiction, Ireland, the Cayman Islands or the United States (or any applicable State thereof), in which case New CaymanCo shall retain such net proceeds and account to such Restricted Overseas Shareholders therefor only where the Restricted Overseas Shareholders concerned demonstrate to New CaymanCo’s satisfaction that no such infringement would occur. None of New CaymanCo, the Company nor any broker or agent of either of them shall have any liability to any Restricted Overseas Shareholders nor to any other person for or in connection with any loss arising as a result of the timing or terms of such sale nor any failure to issue or otherwise make New CaymanCo Shares or the proceeds of sale thereof available to such Restricted Overseas Shareholders.

4.2.	Notwithstanding the provisions of Clause 4.1, the Company retains the right to permit the release, publication or distribution of the Circular or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies the Company (in its sole discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction nor require compliance with any governmental or other consent or any registration, filing or other formality that the Company is unable to comply with or regards as unduly onerous to comply with.

5.	The Effective Date

5.1.	This Scheme shall become effective at such time as an office copy of the Court Order and a copy of the minute required by Section 86 of the Act have been duly delivered by the Company to the Registrar for registration and registered by him.

5.2.	Unless this Scheme shall become effective on or before [31 March] 2017 or such later date, if any, as the Court may allow, the same shall lapse and never become effective.

5.3.	This Scheme shall not come into effect unless and until:

5.3.1.	It has been approved at the Shareholder Scheme Meeting by a majority in number of the registered holders of GBLI Shares (who being entitled to do so, attend and vote in person or by proxy), representing at least 75% of the GBLI Shares in respect of which votes were cast at the Shareholder Scheme Meeting; and

5.3.2.	The following resolutions (each as defined in the Circular) have been approved at the EGM by the requisite majorities:

(i)	The EGM Scheme of Arrangement Proposal;

(ii)	The Capital Reduction Proposal

(iii)	The Share Acquisition Proposal

(iv)	The Directors’ Allotment Authority Proposal

(v)	The Ireland Reserve Application Proposal

(vi)	The Ireland Memorandum Amendment Proposal; and

(vii)	The Ireland Articles Amendment Proposal.

5.3.3.	The Court has sanctioned this Scheme and confirmed the reduction in capital involved in this Scheme, an office copy of the Court Order and the minute required by Section 86 of the Act has been delivered to the Registrar of Companies and the Registrar of Companies has registered such Court Order and minute.

5.4.	The Company and New CaymanCo may determine in their absolute discretion not to take the necessary actions to seek sanction of this Scheme.

6.	Modification

The Company and New CaymanCo may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme that the Court may approve or impose.

7.	Costs

The Company is authorised and permitted to pay all of its costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

8.	Governing Law

This Scheme shall be governed by, and construed in accordance with, the laws of Ireland and the Company and the Scheme Shareholders hereby agree that the Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto.

Dated this [●] day of [●], 2016.

ANNEX B

FORM OF MEMORANDUM AND ARTICLES OF ASSOCIATION OF GLOBAL INDEMNITY LIMITED

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

GLOBAL INDEMNITY LIMITED

(ADOPTED BY SPECIAL RESOLUTION DATED [DATE])

REF: RL/EP/PW/136733

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

GLOBAL INDEMNITY LIMITED

(ADOPTED BY SPECIAL RESOLUTION DATED [DATE])

1.	The name of the company is Global Indemnity Limited (the “Company”).

2.	The registered office of the Company is situated at the offices of Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands or at such other location as the Directors may from time to time determine.

3.	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Law (as amended) of the Cayman Islands (the “Companies Law”).

4.	The Company shall have and be capable of exercising all the functions of a natural Person of full capacity irrespective of any question of corporate benefit as provided by section 27(2) of the Companies Law.

5.	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.

7.	The capital of the Company is US$100,000 divided into 600,000,000 A Ordinary Shares of US$ 0.0001 each, 300,000,000 B Ordinary Shares of US$ 0.0001 each and 100,000,000 Preferred Shares of US$0.0001 each, provided always that subject to the Companies Law and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.	The Company may exercise the power contained in section 206 of the Companies Law to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

GLOBAL INDEMNITY LIMITED

(ADOPTED BY SPECIAL RESOLUTION DATED [DATE])

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Law shall not apply to Global Indemnity Limited (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Address” includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act.

“Appraised Value” with respect to any Ordinary Share means, as of any specified date, the value of such Ordinary Share as of such date as determined by an independent appraiser retained by the Company and reasonably acceptable to the Shareholder the Ordinary Shares of which the Company has elected to purchase, redeem or assign the right to purchase pursuant to Articles 34 to 38.

“Attribution Percentage” means, with respect to a Shareholder and a Tentative 9.5% U.S. Shareholder, the percentage of the Shareholder’s Shares that are treated as Controlled Shares of such Tentative 9.5% U.S. Shareholder.

“Articles” means these articles of association of the Company, as amended or substituted from time to time.

“Board” means the board of Directors of the Company acting in that capacity as a board.

“Branch Register” means any branch Register of such category or categories of Shareholder as the Company may from time to time determine.

“Business Day” means any day except a Saturday, Sunday or other day on which banks in either of the Cayman Islands or New York City, United States are closed for business.

“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company.

“Clear Days” in relation to the period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of such replacement statute.

“Companies Law” means the Companies Law (as amended) of the Cayman Islands.

“Confidential Information” shall have the meaning given to such term in Article 24.

“Conversion Ratio” shall have the meaning given to such term in Article 12.

“Controlled Shares” means, in reference to any Person, all Shares that such Person owns or is deemed to own directly, indirectly (within the meaning of Section 958(a)(2) of the Code) or constructively (within the meaning of Section 958(b) of the Code and Treasury Regulations promulgated thereunder and under Section 957 of the Code).

“Directors” or the “Board” means the directors for the time being of the Company or the directors present at a meeting of the board of directors and includes any Person occupying the position of director by whatever name called.

“Dividend Periods” shall have the meaning given to such term in Article 14(b).

“electronic” and “electronic signature” have the meanings given to those words in the Electronic Transmissions Law (as amended).

“Exchange” shall mean any securities exchange or other system on which any Shares of the Company may be listed or otherwise authorised for trading from time to time, including, as may be applicable, The New York Stock Exchange and The NASDAQ Global Select Market (“NASDAQ”).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Fair Value” with respect to any Share means, as of any specified date, (a) if such Shares are not traded on any Exchange, the fair market value per Share as determined by the Board without a minority discount but with an appropriate liquidity discount, such value and liquidity discount, if any, as determined by the Board, or (b) if such Shares are traded on any Exchange, the fair market value per Share as determined by the Board based on the last sales price per Share as at the NASDAQ market close or if there is none, the average of the bid and asked price per Share, in each case for the eight (8) Business Days prior to such date. If a Shareholder disagrees with the price so determined by the Board pursuant to (a), the Fair Value shall be the Appraised Value. The Fair Value per A Ordinary Share as of any specified date shall be identical to the Fair Value per B Ordinary Share on such date.

“Fox Paine” means Fox Paine & Company, LLC and any of its Affiliates.

“FPC Director” has the meaning set forth in Article 113.

“FPC Shareholder” has the meaning set forth in Article 113.

“Group” means the Company and its subsidiaries for the time being.

“holder” in relation to any Share, the member whose name is entered in the Register as the holder of the Share or, where the context permits, the members whose names are entered in the Register as the joint holders of Shares.

“Indirect” when referring to a holder of Shares, means ownership of Shares within the meaning of Section 958(a)(2) of the Code.

“Memorandum of Association” means the memorandum of association of the Company, as amended or substituted from time to time.

“Office” means the registered office of the Company as required by the Companies Law.

“Officers” means the officers for the time being and from time to time of the Company.

“Ordinary Resolution” means a resolution:

(a)	passed by a simple majority of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company provided that regard shall be had in computing such majority to the number of votes to which each Shareholder is entitled; or

(b)	approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

“Ordinary Share” means a Share designated as such and having the rights, and being subject to the restrictions, set out in these Articles.

“paid up” means paid up as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid up.

“Person” means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or Officer in which circumstances Person shall mean any person or entity permitted to act as such in accordance with the laws of the Cayman Islands.

“Preferred Share” means a Share designated as such and having the rights, and being subject to the restrictions, set out in these Articles.

“Purchase Notice” means a written notice of the Board’s determination to either (i) redeem a Shareholder’s Shares, or (ii) require a Shareholder to sell Shares, which notice shall specify the date on which any such Shares are to be redeemed or purchased and the price at which such Shares are to be redeemed or purchased in accordance with Article 35.

“Register” means the register of Shareholders of the Company required to be kept pursuant to the Companies Law and includes any Branch Register(s) established by the Company in accordance with the Companies Law.

“Required Sale” shall have the meaning set forth in Article 36.

“Required Seller” shall have the meaning given such term in Article 35.

“Seal” means the common seal of the Company (if adopted) including any facsimile thereof.

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company from time to time and for the time being.

“Service” shall have the meaning given to such term in Article 24.

“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share.

“Shareholder” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending entry in the Register of such subscriber.

“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Law.

“signed” means bearing a signature or representation of a signature affixed by mechanical means.

“Special Resolution” means a special resolution of the Company passed in accordance with the Companies Law, being a resolution:

(a)	passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and provided that regard shall be had in computing such majority to the number of votes to which each Shareholder is entitled; or

(b)	approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Tentative 9.5% U.S. Shareholder” means a U.S. Person other than Fox Paine or a 13D Group in which Fox Paine is a participant, that, but for adjustments to the voting rights of Shares pursuant to Articles 17 to 20, would be a 9.5% U.S. Shareholder.

“U.S. Person” means a “United States Person” as defined in Section 957(c) of the Code.

“13D Group” means, with respect to voting securities of the Company, any group of Persons formed for the purpose of acquiring, holding, voting or disposing of such securities which would be required under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder to file a statement on Schedule 13D with the United States Securities and Exchange Commission as a “Person” within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned voting securities representing more than 5% of the total combined voting power of all such securities then outstanding.

“9.5% U.S. Shareholder” means a U.S. Person other than Fox Paine or a 13D Group in which Fox Paine is a participant, the Controlled Shares of which constitute nine and one-half per cent. (9.5%) or more of the voting power of all issued and outstanding Shares of the Company and that would be generally required to recognise income with respect to the Company under Section 951(a)(1) of the Code, if the Company were a controlled foreign corporation as defined in Section 957 of the Code and if the ownership threshold under Section 951(b) of the Code were 9.5%.

“Treasury Shares” means Shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	reference to a dollar or dollars or USD (or $) and to a cent or cents is reference to dollars and cents of the United States of America and to €, euro, EUR or cent shall mean the official currency of the Eurozone;

(e)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(f)	reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and

(g)	reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another.

3.	Subject to the preceding Articles, any words defined in the Companies Law shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	The business of the Company may be commenced at any time after incorporation.

5.	The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.	The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.	The Directors shall keep, or cause to be kept, the Register at such place or (subject to compliance with the Companies Law and these Articles) places as the Directors may from time to time determine. In the absence of any such determination, the Register shall be kept at the Office. The Directors may keep, or cause to be kept, one or more Branch Registers as well as the Principal Register in accordance with the Companies Law, provided always that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Law.

SHARE CAPITAL AND RIGHTS OF THE SHARES

8.	The rights and restrictions attaching to the Ordinary Shares shall be as follows:

(a)	subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting and the authority of the Board and chairman of the meeting to maintain order and security, the right to attend any general meeting of the Company and, subject to the voting limitations set out in Articles 17 to 20, to exercise one (1) vote per A Ordinary Share and ten (10) votes per B Ordinary Share held at any general meeting of the Company:

(b)	the right to participate pro rata in all dividends declared by the Company in accordance with the relevant provisions of these Articles; and

(c)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

9.	All shares shall be issued fully paid as to their nominal value, together with any premium determined by the Board at the time of issue and shall be non-assessable.

10.	The rights attaching to the Ordinary Shares may be subject to the terms of issue of any series or Class of Preferred Shares issued and allotted by the Directors from time to time in accordance with Article 14.

11.	All Ordinary Shares shall rank pari passu with each other in all respects. Notwithstanding anything in the Memorandum of Association or these Articles to the contrary:

(a)	the holders of Ordinary Shares shall be entitled to receive, from time to time, when and as declared, such cash dividends as the Board, in its discretion, or the Company may from time to time determine, out of such funds as are legally available therefor, in proportion to the number of Shares held by them, respectively, without regard to Class.

(b)

the holders of Ordinary Shares shall be entitled to receive, from time to time, when and as declared, such dividends of Shares or other securities of the Company or other property as the Board, in its discretion, or the Company may determine, out of such funds as are legally available therefor. Such dividends on, or bonus issues or Share splits of, any Class of Ordinary Shares shall not be paid or issued unless paid or issued on all Classes of Ordinary Shares, in which case such dividends shall be paid or issued only in Shares of that Class. Any decrease in the number of Shares of any Class of Ordinary Shares resulting from a combination or consolidation of Shares or other capital reclassification shall not be permitted unless parallel action is taken with respect to each other Class of Ordinary Shares, so that the number of Shares of each Class of Ordinary Shares outstanding shall be decreased proportionately.

12.	Each B Ordinary Share shall be convertible, at the option of the holder thereof, at any time into such number of fully paid and non-assessable A Ordinary Shares at the then-applicable Conversion Ratio. The ratio at which A Ordinary Shares shall be issuable upon conversion of the B Ordinary Shares (the “Conversion Ratio”) shall initially be 1: 1. The Conversion Ratio shall be subject to adjustment as provided in Article 13 below. In the event that a holder of any B Ordinary Share shall effect an optional conversion pursuant to this Article 12:

(a)	the Company’s Register shall be updated to reflect such conversion;

(b)	such conversion shall be deemed to have been made immediately prior to the close of business on the date upon which such election is expressed to be effective, and the Person or Persons entitled to receive the A Ordinary Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Class A Shares on such date; and

(c)	on the date fixed for conversion, the Register shall be updated to show that the converted B Ordinary Shares have been redeemed or repurchased and all rights with respect to the B Ordinary Shares so converted have terminated, with the exception of the rights of the holders thereof to receive A Ordinary Shares. Any certificates issued in respect of any B Ordinary Shares so converted shall be cancelled and of no further effect.

The Directors may effect such conversion in any manner available under applicable law, including redeeming or repurchasing the relevant B Ordinary Shares and applying the proceeds thereof towards payment for the new A Ordinary Shares. For purposes of the repurchase or redemption, the Directors may, subject to the Company being able to pay its debts in the ordinary course of business, make payments out of amounts standing to the credit of the Company’s share premium account or out of its capital.

13.	The Conversion Ratio shall be subject to adjustment for any:

(a)	subdivision or concentration of the number of A Ordinary Shares (whether by share dividend, consolidation and subdivision of shares or otherwise) into a greater or lesser number of A Ordinary Shares; or

(b)	any other capital reorganization, re-designation, conversion, reclassification or otherwise affecting the number or composition of the A Ordinary Shares,

in each case where the B Ordinary Shares have not been proportionately affected thereby.

14.	The Board is empowered to cause Preferred Shares to be issued from time to time as Shares of one or more series of Preferred Shares, and in the resolution or resolutions providing for the issue of Shares of each particular series, before issuance, the Board is expressly authorised to fix:

(a)	the distinctive designation of such series and the number of Shares which shall constitute such series, which number may be increased (except as otherwise provided by the Board in creating such series) or decreased (but not below the number of Shares thereof then in issue) from time to time by resolution of the Board;

(b)	the dividend rate on Shares of such series and preferences with respect thereto, if any, the dividend payment dates, the periods in respect of which dividends are payable (“Dividend Periods”), whether such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate and whether such dividends may be payable in cash or in kind;

(c)	the terms, if any, on which Shares of such series may be redeemed, including without limitation, the redemption price or prices for such series, which may consist of a redemption price or scale of redemption prices applicable only to redemption in connection with a sinking fund (which term as used herein shall include any fund or requirement for the periodic purchase or redemption of Shares), and the same or a different redemption price or scale of redemption prices applicable to any other redemption;

(d)	the terms and amount of any sinking fund provided for the purchase or redemption of Shares of such series;

(e)	the amount or amounts which shall be paid to the holders of Shares of such series in case of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary;

(f)	the terms, if any, upon which the holders of Shares of such series may convert Shares thereof into Shares of any other Class or Classes or of any one or more series of the same Class or of another Class or Classes;

(g)	the voting rights, full or limited, if any, of the Shares of such series and whether or not and under what conditions the Shares of such series (alone or together with the Shares of one or more other series having similar provisions) shall be entitled to vote separately as a single Class;

(h)	whether or not the holders of Shares of such series, as such, shall have any pre-emptive or preferential rights to subscribe for or purchase Shares of any Class or series of Shares of the Company, now or hereafter authorised, or any securities convertible into, or warrants or other evidences of optional rights to purchase or subscribe for, Shares of any Class or series of the Company, now or hereafter authorised;

(i)	whether or not the issuance of additional Shares of such series, or of any Shares of any other series, shall be subject to restrictions as to issuance, or as to the preferences, rights and qualifications of any such other series; and

(j)	such other rights, preferences and limitations as may be permitted to be fixed by the Board of the Company under the laws of the Cayman Islands as in effect at the time of the creation of such series.

Notwithstanding the fixing of the number of Preferred Shares constituting a particular series, the Board at any time thereafter may otherwise authorise the issuance of additional Preferred Shares of the same series and with the same rights, subject always to the Companies Law and the Memorandum of Association. The Board is authorised to change the designations, rights, preferences and limitations of any series of Preferred Shares theretofore established, no Shares of which have been issued. The rights conferred upon the holder of any pre-existing Shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of Shares with preferred or other rights in accordance with these Articles.

15.	No dividend shall be declared and set apart for payment on any series of Preferred Shares in respect of any Dividend Period unless all dividends have been paid, or declared and set apart for payment, in full on all Preferred Shares of each other series entitled to cumulative dividends at the time outstanding that rank senior or equally as to dividends with the series in question (“Senior Preferred Shares”) and there shall likewise be or have been paid, or declared and set apart for payment, on all Senior Preferred Shares, dividends rateably in accordance with the sums that would be payable on such Preferred Shares.

16.	If, upon the winding up of the Company, the assets of the Company distributable among the holders of any one or more series of Preferred Shares that (a) are entitled to a preference over the holders of the Ordinary Shares upon such winding up, and (b) rank equally in connection with any such distribution, shall be insufficient to pay in full the preferential amount to which the holders of such Preferred Shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of Preferred Shares rateably in accordance with the sums that would otherwise have been payable on such distribution if all sums payable were discharged in full.

ADJUSTMENT OF VOTING POWER

17.

The voting power of all Shares is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that there is no 9.5% U.S. Shareholder. The Board shall implement the foregoing in the manner provided herein; provided, however, that the foregoing provision and the remainder of this Article 17 shall not apply in the event that one Person or 13D Group beneficially owns (as used in Rule 13d-3 promulgated under the Exchange Act) greater than 75% of the voting power or value of the issued Shares of the Company; provided further, that such adjustment shall not apply to Fox Paine or any 13D Group in which Fox Paine participates.

(a)	the Board shall from time to time, including prior to any time at which a vote of Shareholders is taken, take all reasonable steps necessary to ascertain, including those specified in Articles 21 to 27, through communications with Shareholders or otherwise, whether there exists, or will exist at the time any vote of Shareholders is taken, a Tentative 9.5% U.S. Shareholder; and

(b)	in the event that a Tentative 9.5% U.S. Shareholder exists, the aggregate votes conferred by Shares held by a Shareholder and treated as Controlled Shares of that Tentative 9.5% U.S. Shareholder shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.5% U.S. Shareholder will constitute less than 9.5% of the voting power of all issued Shares. In applying the previous sentence where Shares held by more than one Shareholder are treated as Controlled Shares of such Tentative 9.5% U.S. Shareholder, the reduction in votes shall apply to such Shareholders in descending order according to their respective Attribution Percentages; provided that, in the event of a tie, the reduction shall apply pro rata to the Shareholders. The votes of Shareholders owning no Shares treated as Controlled Shares of any Tentative 9.5% U.S. Shareholder shall, in the aggregate, be increased by the same number of votes subject to reduction as described above. Such increase shall apply to all such Shareholders in proportion to their voting power at that time; provided that such increase shall be limited to the extent necessary to avoid causing any U.S. Person to be a 9.5% U.S. Shareholder. The adjustments of voting power described in Articles 17 to 20 shall apply repeatedly until there is no 9.5% U.S. Shareholder. The Board may deviate from any of the principles described in Articles 17 to 20 and determine that Shares held by a Shareholder shall carry different voting rights as it determines appropriate (A) to avoid the existence of any 9.5% U.S. Shareholder or (B) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Shareholder or its Affiliates. For the avoidance of doubt, in applying the provisions of Articles 17 to 20, a Share may carry a fraction of a vote.

18.	In addition to the provisions of Article 17, Shares shall not carry any right to vote to the extent that the Board determines, in its sole and absolute discretion, that it is necessary that such Shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other direct or indirect holder of Shares or its Affiliates; provided that no adjustment pursuant to this sentence shall cause any Person to become a 9.5% U.S. Shareholder.

19.	Prior to any date on which Shareholders shall vote on any matter, the Board shall:

(a)	retain the services of an internationally recognised accounting firm or organization with comparable professional capabilities in order to assist the Company in applying the principles of Articles 17 to 20;

(b)	obtain from such firm or organisation a statement describing the information obtained and procedures followed and setting forth the determinations made with respect to Articles 17 to 20; and

(c)	notify each Shareholder of the voting power conferred by its Shares determined in accordance with Articles 17 to 20.

20.	Any determination by the Board as to any adjustments to voting power of any Share made pursuant to Articles 17 to 20 shall be final and binding.

PROVISION OF CERTAIN INFORMATION

21.

The Board shall have the authority to request from any direct or indirect holder of Shares, and such holder shall provide, such information as the Board may reasonably request for the purpose of determining whether any holder’s voting rights are to be adjusted. If such holder fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Board may in its sole and absolute discretion determine that such holder’s Shares shall carry no voting rights, in which case such Shares shall not carry any voting rights until otherwise determined by the Board in its sole and absolute discretion.

22.	Any direct or indirect holder of Shares shall give notice to the Company within ten (10) days following the date that such holder acquires actual knowledge that it is the owner of Controlled Shares of 9.5% or more of the voting power of all issued and outstanding Shares.

23.	Notwithstanding the foregoing, no Shareholder shall be liable to any other Shareholder or the Company for any losses or damages resulting from such holder’s failure to respond to, or submission of incomplete or inaccurate information in response to, a request under Article 21 or from such Shareholder’s failure to give notice under Article 22.

24.	Any information provided by any Shareholder to the Company pursuant to Articles 21 to 27 or for purposes of making the analysis required by Articles 17 to 20, 34 to 38, or 42, shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by such Articles (except as may be required otherwise by applicable law or regulation). The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except:

(a)	to the U.S. Internal Revenue Service (the “Service”) if and to the extent the Confidential Information is required by the Service;

(b)	to any outside legal advisers or accounting firm engaged by the Company to make determinations regarding the relevant Articles;

(c)	to officers, employees or outside advisers of the Company, for the purposes set forth in Article 25; or

(d)	as otherwise required by applicable law or regulation.

25.	The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the Persons referred to in Articles 24(b) or 24(c)access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Articles 17 to 20, 34 to 38, or 42 or to determine whether the Company would realise any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code. Prior to granting access to the Confidential Information to such Persons or to any officer or employee as set forth below, the Company shall inform them of its confidential nature and of the provisions of Articles 21 to 27 and shall require them to abide by all the provisions of these Articles 21 to 27. The Company shall not disclose the Confidential Information to any Director (other than a Director that is also a senior executive except as required by law or regulation, upon request to the Company).

26.	For the avoidance of doubt, the Company shall be permitted to disclose to the Shareholders and others the relative voting percentages of the Shareholders after application of Articles 17 to 20. At the written request of a Shareholder, the Confidential Information of such Shareholder shall be destroyed or returned to such Shareholder after the later to occur of:

(a)	such Shareholder no longer being a Shareholder; or

(b)	the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

27.	The Company shall:

(a)	notify a Shareholder immediately of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Shareholder and, prior to such disclosure, shall permit such Shareholder a reasonable period of time to seek a protective order or other appropriate remedy or waive compliance with the provisions of Articles 21 to 27; and

(b)	if, in the absence of a protective order or waiver, such disclosure is required in the opinion of legal advisers to the Company, the Company shall make such disclosure without liability hereunder,

provided that the Company shall furnish only that portion of the Confidential Information that is legally required, shall give such Shareholder notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Shareholder and at its expense, shall use reasonable efforts to ensure that confidential treatment will be accorded to all such disclosed information.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

28.	Subject to the Companies Law, the Company may:

(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Companies Law, including out of its capital; and

(d)	accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

29.	Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

30.	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

31.	The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

MODIFICATION OF RIGHTS

32.

Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, only be materially adversely varied or abrogated with the consent in writing of the holders of not less than seventy five per cent. (75%) of the issued Shares of the relevant Class, or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by a majority of seventy five per cent. (75%) of the votes cast at such a meeting. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be at least one person present in person or by proxy holding or representing at least one-third of the voting power of the issued Shares of that Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate

Classes. The Directors may vary the rights attaching to any Class without the consent or approval of Shareholders provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.

33.	The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them or the redemption or purchase of any Shares of any Class by the Company.

REQUIRED SALE OF SHARES

34.	If the Board reasonably determines that any Shareholder’s ownership of Shares (after giving effect to any voting limitations set forth in Articles 17 to 20) will result in a non-de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any other direct or indirect holder of Shares in the Company or its Affiliates, the Company shall have the option but not the obligation to:

(a)	redeem; or

(b)	repurchase; or

(c)	assign to a third party the right to purchase;

the minimum number of Shares held by such Person that is necessary to eliminate such non-de minimis adverse tax, legal or regulatory consequence at a price equal to the Fair Value of such Shares.

35.	In the event that the Company determines, pursuant to these Articles 34 to 38, to redeem, repurchase or assign to a third party the right to purchase Shares of a Shareholder (a “Required Seller”), the Company shall provide a Purchase Notice to such Shareholder. The Company may revoke the Purchase Notice at any time prior to the closing of such sale or redemption.

36.	The closing of a sale or redemption of Shares pursuant to these Articles 34 to 38 (a “Required Sale”) shall take place at a location and date selected by the Company and set forth in the Purchase Notice which shall be delivered at least five (5) Business Days prior to the closing date specified therein; provided, however, that such closing date shall be no earlier than the later of: (i) five (5) Business Days after a Purchase Notice is given with respect to a purchase or redemption of Shares; and (ii) five (5) Business Days after the date of determination of Appraised Value in the event that a Shareholder objects to the Board’s determination of Fair Value contained in a Purchase Notice. Payment of the Purchase Price shall be by wire transfer at such closing.

37.	The Company shall pay the costs and fees of such appraiser, and the decision of the appraiser making such determination of Appraised Value shall be final and binding on the Company and the Shareholder. Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of: (a) the value derived from a hypothetical sale of the Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion); and (b) the liquidation value of the Company. No discount shall be applied on account of: (i) the purchased Shares representing a minority interest; (ii) any lack of liquidity of the purchased Shares; (iii) the fact that the purchased Shares may constitute “restricted securities” for securities law purposes; (iv) the existence of the Company’s right, as set forth in these Articles and any Shareholders’ agreement, to require Shareholders to sell Shares to the Company or to one or more third parties designated by the Company; or (v) the existence of the possibility of a reduction in voting power pursuant to these Articles.

38.	Notwithstanding the provisions of these Articles 34 to 38, no Shareholder shall be permitted to sell Shares in a Required Sale to the extent that such sale would (after giving effect to any adjustment to voting power imposed in accordance with Articles 17 to 20) cause a non-de minimis adverse tax, legal or regulatory consequences to the Company, any of its subsidiaries, any other Shareholder or its Affiliates.

CERTIFICATES

39.	No Person shall be entitled to a certificate for any or all of his Shares, unless the Directors shall determine otherwise.

FRACTIONAL SHARES

40.	The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

TRANSFER OF SHARES

41.	The instrument of transfer of any Share shall be in any usual or common form or such other form as the Directors may determine and be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

42.	The Directors may decline to approve or register any transfer of Shares if it appears to the Directors, in their sole and absolute discretion, after taking into account, among other things, the limitation on voting rights contained in Articles 17 to 20, that any non-de minimis adverse tax, regulatory or legal consequences to the Company, any subsidiary of the Company, or any other direct or indirect holder of Shares or its Affiliates would result from such transfer (including if such consequence arises as a result of any U.S. Person owning Controlled Shares constituting 9.5% or more of the value of the Company or the voting Shares of the Company (but subject to the provisions of Articles 17 to 20)). The Directors shall have the authority to request from any direct or indirect holder of Shares, and such holder shall provide, such information as the Directors may reasonably request for the purpose of determining whether any transfer should be permitted. If such information is not provided, the Directors may decline to approve or register such transfer.

43.	Subject to any applicable requirements of any Exchange on which the Shares are listed or traded, the Directors:

(a)	may decline to approve or to register any transfer of any Share unless: (i) such Share has been registered under the U.S. Securities Act of 1933, as amended from time to time; or, (ii) a written opinion from counsel acceptable to the Company shall have been obtained to the effect that registration of such transfer under the U.S. Securities Act of 1933, as amended from time to time, is not required; and

(b)	shall decline to approve or to register any transfer of any Share if the transferee shall not have been approved by applicable governmental authorities if such approval is required.

44.	The Directors may decline to recognise any instrument of transfer unless the instrument of transfer is in respect of one Class of Share only.

45.	If the Directors refuse to register a transfer they shall, within ten (10) business days after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

46.	The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine.

47.	All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

TRANSMISSION OF SHARES

48.	The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased holder of the Share, shall be the only Person recognised by the Company as having any title to the Share.

49.	Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

50.	A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Shareholder, except that he shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

ALTERATION OF SHARE CAPITAL

51.	The Company may from time to time by Ordinary Resolution increase the authorised share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

52.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;

(c)	subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)	cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

53.	Subject to the provisions of Article 54, the Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

54.	The Company shall not increase, reduce or alter its share capital, if such action, in the Board’s sole and absolute discretion, would cause a non-de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect shareholder or its Affiliates.

55.	Whenever as a result of an alteration or reorganisation of the Share capital of the Company any Shareholders would become entitled to fractions of a Share, the Directors may, on behalf of those Shareholders, sell the Shares representing the fractions for the best price reasonably obtainable to any person and distribute the net proceeds of sale (after deduction of, without limitation, brokerage commissions and other sale expenses) in due proportion among those Shareholders, and the Directors may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

56.	Subject to the Companies Law, the Company may:

(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Companies Law, including out of its capital; and

(d)	accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

57.	Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

58.	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

59.	The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

TREASURY SHARES

60.	Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Law. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.

61.	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be declared or paid in respect of a Treasury Share.

62.	The Company shall be entered in the Register as the holder of the Treasury Shares provided that:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)

a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Law, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.

63.	Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

64.	For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any general meeting or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Board may provide that the Register shall be closed for transfers for a stated period, which period shall not exceed in any case thirty (30) days in each year. If the Register shall be so closed for the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any general meeting the Register shall be so closed for at least ten (10) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

65.	In lieu of or apart from closing the Register:

(a)	the Board may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders; and

(b)	for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Board may, at or within ninety (90) days prior to the date of declaration of such dividend fix a subsequent date as the record date for such determination.

66.	If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a general meeting or those Shareholders that are entitled to receive payment of a dividend, the tenth (10th) day following the date on which notice of the meeting is posted or the date on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a general meeting has been made as provided in these Articles, such determination shall apply to any adjournment thereof.

GENERAL MEETINGS

67.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

68.	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in any notice convening it. The first such annual general meeting shall be held within 15 months of the date of the adoption of these Articles. Thereafter, no more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. All general meetings of the Company may be held within or outside the Cayman Islands.

69.	The Board may whenever it thinks fit convene an extraordinary general meeting.

70.	General meetings shall also be convened on the requisition in writing of any Shareholder or Shareholders entitled to attend and vote at general meetings of the Company holding at least ten percent of the paid up voting share capital of the Company deposited at the Office specifying the objects of the meeting and signed by the requisitionists, and the Directors shall convene any such meeting within 21 days of, and for a date not later than 90 days after, the date of such deposit.

71.	The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Shareholders in accordance with these Articles, for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting. The Directors shall give Shareholders notice in writing of any cancellation or postponement. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

72.	If at any time there are no Directors, any two Shareholders (or if there is only one Shareholder then that Shareholder) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

73.	A Director and the auditor shall be entitled, notwithstanding that he is not a Shareholder, to attend and speak at any general meeting and at any separate meeting of the holders of any Class of Shares in the Company.

74.	The Board may, in its absolute discretion, postpone any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned under Article 70) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS

75.	An annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by not less than twenty-one Clear Days’ notice and all other extraordinary general meetings shall be called by not less than fourteen Clear Days’ notice, in each case.

76.	Notice shall be given in the manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company by Ordinary Resolution to such Persons as are, under these Articles, entitled to receive such notices from the Company, but with the consent of all the Shareholders entitled to receive notice of some particular meeting and attend and vote thereat, that meeting may be convened by such shorter notice or without notice and in such manner as those Shareholders may think fit.

77.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

78.	There shall appear with reasonable prominence in every notice of general meetings of the Company a statement that a Shareholder entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of him and that proxy need not be a Shareholder.

79.	In cases where instruments of proxy are sent out in notices, the accidental omission to send such instrument of proxy to, or non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at that meeting.

PROCEEDINGS AT GENERAL MEETINGS

80.	All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting. No special business shall be transacted at a general meeting without the consent of all the shareholders entitled to received notice of that meeting unless notice of such special business has been given in the notice convening that meeting.

81.	No business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business. Save as otherwise provided by these Articles, one or more Shareholders holding at least a majority of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum.

82.	If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Shareholders, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Shareholder or Shareholders present and entitled to vote shall form a quorum.

83.	If the Board wishes to make this facility available to Shareholders for a specific or all general meetings of these Company, a Shareholder may participate in any general meeting of the Company, by means of a telephone, video, electronic or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.

84.	The chairman, if any, of the Board, and, if the chairman is not present, the vice chairman or such other officer or Person as the Board shall designate, shall preside as chairman at every general meeting of the Company.

85.	If there is no such chairman, or if at any general meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, any Director or Person nominated by the Directors shall preside as chairman, failing which the Shareholders present in person or by proxy shall choose any Person present to be chairman of that meeting.

86.	The chairman may adjourn a meeting from time to time and from place to place either:

(a)	with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting); or

(b)	without the consent of such meeting if, in his sole opinion, he considers it necessary to do so to:

(i)	secure the orderly conduct or proceedings of the meeting; or

(ii)	give all Persons present in person or by proxy and having the right to speak and / or vote at such meeting, the ability to do so,

but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen days or more, notice of the adjourned meeting shall be given in the manner provided for the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

87.	At any general meeting a resolution put to the vote of the meeting shall be decided by a poll.

88.	A poll it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

89.	In the case of an equality of votes, the chairman of the meeting shall be entitled to a second or casting vote.

90.	If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic transmission; provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorised by the Shareholder or proxy.

91.	The Board may, and at any general meeting, the chairman of such meeting may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a Person who refuses to comply with such arrangements, requirements or restrictions.

VOTES OF SHAREHOLDERS

92.	Subject to any rights and restrictions for the time being attached to any class or classes of shares, every Shareholder present in person and every Person representing a Shareholder by proxy at any general meeting shall have such number of votes with respect to such Shares that such Shareholder or the Person represented by proxy holds is entitled by the terms of issue of such shares.

93.	In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

94.	A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by him, whether on a show of hands or on a poll, by his committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person, may vote in respect of such Shares by proxy.

95.	Votes may be given either personally or by proxy.

96.	Every Shareholder entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointer. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a Shareholder of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve.

97.	Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of a telephonic, electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such telephonic, electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such telephonic, electronic or internet communication or facility is to be treated as received by the Company and in accordance with procedures approved by the Directors that are reasonably designed to verify that such instructions have been authorised by such shareholder. The Directors may treat any such telephonic, electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

98.	The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under Seal or under the hand of an Officer or attorney duly authorised. A proxy need not be a Shareholder.

99.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

100.	The instrument appointing a proxy shall be deposited at the Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.

101.	A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

102.	Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director.

APPOINTMENT OF DIRECTORS

103.	The name(s) of the first Director(s) shall either be determined in writing by a majority (or in the case of a sole subscriber that subscriber) of, or elected at a meeting of, the subscribers of the Memorandum of Association.

104.	The Board may from time to time fix the maximum and minimum number of Directors to be appointed but unless such numbers are fixed as aforesaid the minimum number of Directors shall be one and the maximum number shall be unlimited.

105.	At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

106.	Every Director nominated for re-election by the Board shall be eligible to stand for re-election at an annual general meeting.

107.	Subject to any maximum prescribed by Article 104, and to the remaining provisions of these Articles, if at any annual general meeting of the Company the number of Directors is reduced below the minimum prescribed by these Articles due to the failure of any Directors to be re-elected, then in those circumstances, the two Directors or nominees who receive the highest number of votes in favour of election shall be elected and shall remain Directors until such time as additional Directors have been appointed to replace them as Directors.

108.	The Company may, by Ordinary Resolution, remove any Director before the expiration of his period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

109.	Subject to any maximum prescribed by Article 104, and to the remaining provisions of these Articles, the Company may, by Ordinary Resolution, appoint any Person to be a Director, either to fill a casual vacancy or as an additional Director. A Director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.

110.	The remuneration of the Directors may be determined by the Board.

111.	There shall be no shareholding qualification for Directors.

112.	Subject to any maximum prescribed by Article 104, and to the remaining provisions of these Articles, the Directors may appoint a person who is willing to act to be a Director, either to fill a casual vacancy or as an additional Director. A Director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.

FPC DIRECTORS

113.	For so long as Fox Paine (and any of their successors) beneficially hold in aggregate, Shares representing twenty five percent (25%) or more of the voting power of the then issued Shares, the FPC Shareholders (as defined below) shall be entitled to:

(a)	appoint a number of Directors to the Board (“FPC Directors”) equal in aggregate to the pro rata percentage of the voting Shares beneficially held by Fox Paine (and any of their successors) (for example, where Fox Paine (and any of their successors) beneficially hold in aggregate Shares representing forty percent (40%) of the voting power of the then issued Shares, the FPC Shareholders shall be entitled to appoint forty percent (40%) of the number of Directors), and where applicable, rounded up to nearest whole number of Directors represented by the pro-rata percentage of voting Shares (for example, if holding 40% of the voting power of the then issued Shares and the number of Directors on the Board is seven (7), the FPC Shareholders shall be entitled to appoint three (3) FPC Directors), provided however the Board shall contain a sufficient number of “independent directors’ (within the meaning of Rule 5602(a)(2) of the Nasdaq Rules) such that the Board complies with Rule 5605(b) of the Nasdaq Rules; and

(b)	remove any of the FPC Directors by delivery of a written notice to the Company at its registered office.

Such appointment(s) and/or removal(s) shall take effect as of the date of the notice or as of such later date, or upon occurrence of such event, as may be specified in such notice. The Board shall take, and cause the Company to take, any and all necessary actions to effectuate such appointment(s) and/or removal(s), including for the avoidance of doubt, providing all notices to Shareholders as may be required pursuant to any obligations of the Company under applicable law. The Board shall not conduct any business until any FPC Director removed in accordance with Article 113(b) has been replaced with a new FPC Director pursuant to Article 114. For the purposes of this Article 113, a “FPC Shareholder” shall be defined as any of U.N. Holdings (Cayman), Ltd., U.N. Holdings (Cayman) II, Ltd. and any transferee of any such Persons, provided that such transferee is Fox Paine (or any of their successors) and is not a U.S. Person, together the “FPC Shareholders”.

114.	Where an FPC Director is removed pursuant to Article 113(b), the FPC Shareholders may, within such notice or in subsequent written notice, and provided that Fox Paine (and any of their successors) beneficially hold in aggregate the necessary percentage of voting power in respect of the then issued Shares at that time to be permitted to appoint another FPC Director in accordance with Article 113(a), appoint a new FPC Director to fill such vacancy for the remainder of the removed FPC Director’s term and the Board shall take, and cause the company to take any and all necessary actions to effectuate such appointment, including for the avoidance of doubt, providing all notices to Shareholders as may be required pursuant to any obligations of the Company under applicable law.

ALTERNATE DIRECTOR

POWERS AND DUTIES OF DIRECTORS

115.	Subject to the Companies Law, these Articles and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

116.

The Directors may from time to time appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, the office of president, one or more vice-presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases from any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

117.	The Directors may appoint any Person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.

118.	The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

119.	The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such Person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

120.	The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

121.	The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any Person to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such Person.

122.	The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any Person so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

123.	Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

124.	The Directors may agree with a Shareholder to waive or modify the terms applicable to such Shareholder’s subscription for Shares without obtaining the consent of any other Shareholder; provided that such waiver or modification does not amount to a variation or abrogation of the rights attaching to the Shares of such other Shareholders.

BORROWING POWERS OF DIRECTORS

125.	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, or to otherwise provide for a security interest to be taken in such undertaking, property or uncalled capital, and to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

126.	The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

127.	The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

128.	Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

129.	The office of Director shall be vacated, if the Director:

(a)	becomes bankrupt or makes any arrangement or composition with his creditors;

(b)	dies or is found to be or becomes of unsound mind;

(c)	resigns his office by notice in writing to the Company;

(d)	is removed from office by Ordinary Resolution in accordance with the provisions of these Articles; or

(e)	is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS

130.

The Directors may meet together for the despatch of business, adjourn and otherwise regulate their meetings and proceedings as they shall think fit. Questions arising at any meeting shall be decided by a majority of votes cast thereat. In case of an equality of votes the chairman shall have a second or casting vote. The chairman may, and a Secretary on the requisition of a majority of the Directors shall, at any time summon a meeting of the Board by reasonable notice in writing to every Director, which notice shall set forth the place, date and hour and the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. No additional notice of a regularly scheduled meeting of the Board shall be required. Notice of any special meeting of the Board shall be given by the Secretary of the Company at least one day prior to such meeting. Such notice requirements shall be waived by any Director actually attending such meeting.

131.	A Director or Directors may participate in any meeting of the Board, or of any committee appointed by the Board of which such Director or Directors are members, by means of telephone, video conferencing or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

132.	The quorum necessary for the transaction of the business of the Board may be fixed by the Board, and unless so fixed, shall be a majority of the Directors.

133.	A Director who is in any way, whether directly or indirectly, interested in a contract, transaction, appointment, arrangement or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is to be regarded as interested in any contract, transaction, appointment, arrangement or proposed contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract, transaction, appointment, arrangement or proposed contract notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract, transaction, appointment, arrangement or proposed contract shall come before the meeting for consideration.

134.	A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

135.	A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other Company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to the remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified from his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any other Company with regard to his tenure of any such other office or place of profit or as a vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

136.

A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Board may determine and no Director or proposed Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Board whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

137.	The Directors shall cause minutes to be made in books (including, for the avoidance of doubt, electronic records) or loose-leaf folders provided for the purpose of recording:

(a)	all appointments of Officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

138.	When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

139.	A resolution signed (whether by electronic signature or otherwise as approved by the Directors) by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be, shall be as valid and effectual as if it had been passed at a meeting of the Board or, as appropriate, a committee duly called and constituted.

140.	The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors shall appoint forthwith an additional Director or additional Directors to make up such number or shall convene a general meeting of the Company for the purpose of making such appointment, but for no other purpose.

141.	The Board may elect a chairman and one or more vice chairmen of their meetings and determine the period for which he is to hold office but if no such chairman or vice chairman are elected, or if at any meeting the chairman or any vice chairman is not present within fifteen minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

142.	Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

143.	A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

144.	All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

DIVIDENDS AND RESERVES

145.	Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Companies Law and these Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

146.	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

147.	No dividend or interim dividend shall be declared and paid otherwise than in accordance with the provisions of the Companies Law.

148.	The Directors may, before recommending any dividend, set aside out of the profits of the Company or funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may in their sole and absolute discretion lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may in their sole and absolute discretion think it prudent not to divide.

149.	Subject to the rights of persons, if any, entitled to Shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the Shares in respect whereof the dividend is paid. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the Shares during any portion or portions of the period in respect of which the dividend is paid; but if any Share is issued on terms providing that it shall rank for dividend as from a particular date, such Share shall rank for dividend accordingly.

150.	The Directors may deduct from any dividend payable to any Shareholder all sums of money (if any) immediately payable by him to the Company in relation to the Shares of the Company.

151.	The Directors when paying dividends to Shareholders in accordance with the provisions of these Articles may make such payment either in cash or in specie.

152.	Any dividend or other monies payable in respect of any Share may be paid by cheque or warrant sent by post (or sent by any electronic or other means), at the risk of the person or persons entitled thereto, to the registered address of the holder or, where there are joint holders, to the registered address of that one of the joint holders who is first named on the Register or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint holder or other person jointly entitled to a Share as aforesaid may give receipts for any dividend or other moneys payable in respect of the Share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Shareholder who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

153.	No dividend shall bear interest against the Company.

154.	If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

155.	The Directors shall cause to be kept proper books of account, whether in the form of documents, electronic form or otherwise, that:

(a)	correctly record and explain the transactions of the Company;

(b)	will at any time enable the financial position of the Company to be determined with reasonable accuracy;

(c)	will enable the Directors to ensure that any balance sheet, profit and loss account or income and expenditure account of the Company complies with the requirements of the Companies Law; and

(d)	will enable the accounts of the Company to be readily and properly audited.

156.	Books of account shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Proper books of account shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

157.	The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its members or persons nominated by any member. The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its members.

158.	The books of account shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

CAPITALISATION OF RESERVES

159.	Subject to the Companies Law and these Articles, the Directors may:

(a)	resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)	appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)	make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

(ii)	the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)	generally do all acts and things required to give effect to any of the actions contemplated by this Article.

SHARE PREMIUM ACCOUNT

160.	The Directors shall in accordance with the Companies Law establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

161.	There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Law, out of capital.

NOTICES

162.	Subject to the provisions of Article 164, any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise but only if the use of such electronic or other communication conforms with relevant legislation and provided further that the electronic means or electronic form has been approved by the Directors).

163.	Subject to the provisions of Article 164, any notice or document may be served by the Company or by the person entitled to give notice to any Shareholder either personally, by facsimile, email or other electronic means or by sending it through the post in a prepaid letter or via a recognised courier service, fees prepaid, addressed to the Shareholder at his address as appearing in the Register, or by sending with the consent of the holder to the extent required by law, the same by means of electronic mail or other means of electronic communication approved by the Directors, to the address of the holder notified to the Company by the holder for that purpose (or if not so notified, then to the address of the member last known to the Company). In the case of joint holders of a share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

164.	The remaining provisions of these Articles notwithstanding, the Company may in giving notice of any general meeting of the Company in accordance with the procedures embodied in Rule 14a-16 of the U.S. Securities Exchange Act of 1934.

165.	Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

166.	Any notice or other document, if served by (a) post, shall be deemed to have been served five (5) days after the time when the letter containing the same is posted, or, (b) facsimile, email or other electronic means shall be deemed to have been served upon production of a report confirming transmission to the recipient or (c) recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service. In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

167.	Any notice or document delivered or sent by post to or left at the registered address of any Shareholder in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any share registered in the name of such Shareholder as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

168.	Notice of every general meeting of the Company shall be given to:

(a)	all Shareholders holding shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)	every person entitled to a share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

169.	Subject to applicable law, no other person shall be entitled to receive notices of general meetings.

170.	Any requirement in these Articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited accounts and the Directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form provided however that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

171.	If at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. For purposes of this sub-paragraph (i), “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

172.	Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

173.	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

INDEMNITY

174.

The Company shall indemnify, except in respect of wilful default or fraud, to the full extent now or hereafter permitted by law, every Director and Officer of the Company, any person who is or was a current or former executive of the Company, any person who is serving or has served for, on behalf of, or at the request of the Company, as a director, officer, employee or agent of a wholly owned subsidiary of the Company or any company, partnership, joint venture, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company (and, in each case, his heirs, executors and administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company), against any expense (including attorney’s fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by such person (or, in each case, his heirs, executors and administrators) in respect thereof. The Company shall advance the expenses of defending any such action, suit or proceeding (including appeals) in accordance with and to the full extent now or hereafter permitted by law. Without limiting the generality or the effect of the foregoing to the full extent now or hereafter permitted by law, the Company may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article 174.

175.	Each Person expressed to benefit from the provisions of Article 174 shall be permitted pursuant to the Contracts (Rights of Third Parties) Law, 2014 (as amended) to enforce the provisions of such Article. Notwithstanding any term of these Articles, the consent of or notice to any such person shall not be required for any termination, rescission or agreement to any variation, waiver, assignment, novation, release or settlement of any matter relating to such Article.

176.	The provisions of these Articles shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption of these Articles, whether arising from acts or omissions to act occurring before or after such adoption. The provisions of these Articles shall be deemed to be a contract between the Company and each person described in these Articles who serves in such capacity at any time while these Articles and the relevant provisions of the law, if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts.

177.	If any provision of these Articles shall be found to be invalid or limited in application by reason of any law or regulation, it shall not affect any other application of such provision or the validity of the remaining provisions of these Articles. The rights of indemnification and advancement of expenses provided in these Articles shall neither be exclusive of, nor be deemed in limitation of, any rights to which any such person described in these Articles may otherwise be entitled or permitted by contract, approved by the Company in general meeting by way of ordinary resolution action of the Board or otherwise, or as a matter of law, both as to actions in his official capacity and actions in any other capacity while holding such office, it being the policy of the Company that indemnification of the specified individuals, except in respect of wilful default or fraud, shall be made to the fullest extent permitted by law.

178.	The Directors shall have power to purchase and maintain for any Director, the Secretary or other employees of the Company or any director, officer, employee or agent of any of its subsidiaries insurance against any such liability as referred to in these Articles or otherwise.

179.	The Company may additionally indemnify any employee or agent of the Company or any director, officer, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

INDEMNITY FROM TAX LIABILITY RESULTING FROM ACTS OF SHAREHOLDERS

180.	Whenever any law for the time being of any country, state, administrative area or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in the Register as held either jointly or solely by any Shareholder or in respect of any dividends, bonuses or other monies due or payable or accruing due or that may become due or payable to such Shareholder by the Company on or in respect of any shares registered as aforesaid or for or on account of in respect of any Shareholder and whether in consequence of:

(a)	the death of such Shareholder,

(b)	the non-payment of any income tax or other tax by such Shareholder,

(c)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Shareholder or by or out of his estate, or

(d)	any other act or thing, in every such case (except to the extent that the rights conferred upon holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(i)	the Company shall be fully indemnified by such Shareholder or his executor or administrator from all liability;

(ii)	the Company shall have a lien upon all dividends and other monies payable in respect of the shares registered in the Register as held either jointly or solely by such Shareholder for all monies paid or payable by the Company in respect of such shares or in respect of any dividends or other monies as aforesaid thereon or for or on account or in respect of such Shareholder under or in consequence of any such law together with interest thereon (at a rate not exceeding that permissible under applicable law) from the date of payment to the date of repayment and may deduct or set off against such dividends or other monies payable as aforesaid any monies paid or payable by the Company as aforesaid together with interest as aforesaid;

(iii)	the Company may recover as a debt due from such Shareholder, or his executor or administrator wherever constituted, any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other monies as aforesaid then due or payable by the Company; and

(iv)	the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Shareholder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other monies as aforesaid then due or payable by the Company, until such excess is paid to the Company.

181.	Subject to the rights conferred upon the holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy that any law may confer or purport to confer on the Company and as between the Company and every such Shareholder as aforesaid, his personal representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy that such law shall confer or purport to confer on the Company shall be enforceable by the Company.

NON-RECOGNITION OF TRUSTS

182.	Subject to the proviso hereto, no Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Law requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register, provided that, notwithstanding the foregoing, the Company shall be entitled to recognise any such interests as shall be determined by the Directors.

CERTAIN SUBSIDIARIES

183.

Notwithstanding any other provision of these Articles to the contrary, if the Company is required or entitled to vote at a general meeting of any direct subsidiary of the Company that is organised under the laws of a jurisdiction outside the United States of America, the Directors shall refer the subject matter of the vote to the Shareholders of the Company at a general meeting (subject to Articles 17 to 20) and seek authority from the Shareholders for the Company’s corporate representative or proxy to vote in favour of the resolution proposed by the subsidiary, unless the subsidiary is or has elected to be disregarded from its owner for United States federal income tax purposes and does not own, directly or indirectly, any subsidiary organised under the laws of a jurisdiction outside the United States of America that is treated as a corporation for

United States federal income tax purposes (each such non-United States subsidiary that is not disregarded, or that is disregarded but owns, directly or indirectly, a non-United States subsidiary that is treated as a corporation for such purposes, a “Non-U.S. Regarded Subsidiary”). The Directors shall cause the Company’s corporate representative or proxy to vote the Company’s Shares in the Non-U.S. Regarded Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its Shares for and the appropriate proportion of its Shares against the resolution proposed by the Non-U.S. Regarded Subsidiary, provided, however, that the foregoing shall not apply to any subject matter regarding a U.S. indirect subsidiary of the Company that is required to be voted on by a Non-U.S. Regarded Subsidiary of the Company as the Shareholder of such U.S. subsidiary, and shall apply to a vote of the Company as Shareholder of a disregarded subsidiary that directly or indirectly owns non-United States subsidiaries treated as corporations for United States federal income tax purposes only if the subject matter of such vote pertains to such non-United States subsidiaries treated as corporations.

184.	Notwithstanding Article 183, the Directors in their sole and absolute discretion shall require that the bye-laws or articles of association, or similar organisational documents, of each Non-U.S. Regarded Subsidiary, whether currently in existence or organised following the date hereof, shall contain provisions substantially similar to Articles 183 and 184. The Company shall enter into agreements with each such Non-U.S. Regarded Subsidiary, as reasonably necessary, to effectuate or implement this Article 184.

WINDING UP

185.	If the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as he thinks fit in satisfaction of creditors’ claims.

186.	If the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

UNTRACED HOLDERS

187.	The Company shall be entitled to sell at the best price reasonably obtainable any Share of a Shareholder or any share to which a Person is entitled by transmission if and provided that:

(a)	for a period of twelve years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Shareholder or to the Person entitled by transmission to the share at his address on the Register or otherwise the last known address given by the Shareholder or the Person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Shareholder or the Person entitled by transmission;

(b)	at the expiration of the said period of twelve years the Company has given notice by advertisement in a leading Cayman Islands newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this article is located of its intention to sell such share; and

(c)	the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Shareholder or Person entitled by transmission.

188.	To give effect to any such sale the Company may appoint any Person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the registered holder of or Person entitled by transmission to such share. The Company shall account to the Shareholder or other Person entitled to such share for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Shareholder or other Person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

AMENDMENT OF ARTICLES OF ASSOCIATION

189.	Subject to the Companies Law and the rights attaching to the various Classes, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

REGISTRATION BY WAY OF CONTINUATION

190.	The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

MERGERS AND CONSOLIDATION

191.	The Company may merge or consolidate in accordance with the Companies Law.

192.	To the extent required by the Companies Law, the Company may by Special Resolution resolve to merge or consolidate the Company.

DISCLOSURE

193.	The Directors, or any authorised service providers (including the Officers, the Secretary and the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any stock exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register and books of the Company.

ANNEX C

EXPECTED TIMETABLE

Description	Proposed Date
Record date for determining the Global Indemnity plc shareholders eligible to vote at the shareholder meetings	[●], 2016

Proxy statement and form of proxy first mailed to Global Indemnity plc shareholders	On or about [●], 2016

Latest time for receiving forms of proxy:

via mail, courier or hand delivery	Any time prior to the commencement of the applicable shareholder meeting

Special meeting of the holders Global Indemnity plc’s ordinary shares	[●] [a.m./p.m.], local time, on [●], 2016

Extraordinary general meeting of the holders of Global Indemnity plc’s ordinary shares	[●] [a.m./p.m.], local time, on [●], 2016 (or as soon thereafter as the special meeting concludes or is adjourned)

Court hearing to sanction the Scheme of Arrangement	Expected to be at [●] [a.m./p.m.], local time, on [●], 2016

Anticipated Effective Time of the Scheme of Arrangement	Before the opening of trading of the Global Indemnity plc A ordinary shares on Nasdaq no later than 21 days after the Scheme of Arrangement is sanctioned by the Irish High Court

C-1

ANNEX D

NOTICE OF THE MEETING OF THE HOLDERS OF GLOBAL INDEMNITY PLC SHARES

PURSUANT TO SECTION 450(1) OF THE COMPANIES ACT 2014

GLOBAL INDEMNITY PUBLIC LIMITED COMPANY

Registered in Ireland

No. 481805

[    ]

NOTICE OF SCHEME MEETING OF SHAREHOLDERS

IN THE MATTER OF GLOBAL INDEMNITY PUBLIC LIMITED COMPANY

– and –

IN THE MATTER OF THE COMPANIES ACTS 2014

NOTICE IS HEREBY GIVEN that pursuant to Section 450(1) of the Companies Act 2014 the directors of Global Indemnity Public Limited Company (the “Company” or “GBLI”) have directed at a meeting held on [●] 2016 that a meeting (the “Shareholder Scheme Meeting”) be convened of the holders at the Voting Record Time (as defined in the proposed Scheme of Arrangement which is included in the document of which this notice forms a part) of ordinary shares of the Company for the purpose of considering and, if thought fit, approving:

1.	(with or without modification) a Scheme of Arrangement pursuant to Sections 449 to 455 of the Companies Act 2014 proposed to be made between GBLI and the holders of the Scheme Shares (as defined in the proposed Scheme of Arrangement) and

2.	any motion by the Chairman to adjourn the Shareholder Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Shareholder Scheme Meeting to approve the Scheme of Arrangement.

that such meeting will be held at 25/28 North Wall Quay, Dublin 1, on [●] 2016, at [●] a.m. / p.m. (Irish time), at which place and time all holders of the Scheme Shares entitled to vote thereat are invited to attend.

A copy of the proposed Scheme of Arrangement and a copy of the information required to be provided pursuant to Section 452 of the Companies Act 2014 are included in the document of which this Notice forms a part.

By resolution of the directors of the GBLI, the directors have resolved to appoint [Stephen Ries] or, failing him, [Thomas McGeehan], or failing her/him, such Director or officer of GBLI as the Board of Directors of GBLI may determine, to act as Chairman of said meeting and have directed the Chairman to report the result thereof to the Irish High Court.

Subject to the approval of the resolution proposed at the Shareholder Scheme Meeting convened by this Notice and the requisite resolutions to be proposed at the extraordinary general meeting of GBLI convened for [●]at [●] a.m. / p.m. (Irish time) or, if later, as soon as possible after the conclusion or adjournment of the Shareholder Scheme Meeting, it is anticipated that the Irish High Court will order that the hearing of the motion to sanction said Scheme of Arrangement will take place in or around [●] 2016.

Terms shall have the same meaning in this Notice as they have in the proxy statement/constituting the scheme circular accompanying this Notice.

The Scheme of Arrangement will be subject to the subsequent sanction of the Irish High Court.

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE SHAREHOLDER SCHEME MEETING (WHETHER IN PERSON OR BY PROXY) SO THAT THE IRISH HIGH COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF GBLI SHAREHOLDER OPINION. TO ENSURE YOUR REPRESENTATION AT THE SHAREHOLDER SCHEME MEETING, IF YOU ARE A REGISTERED HOLDER, YOU ARE REQUESTED TO VOTE YOUR SHARES AS SOON AS POSSIBLE ON THE BLUE PROXY FORM BY SENDING IN SUCH BLUE PROXY FORM PROPERLY EXECUTED.

IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BROKER OR NOMINEE, PLEASE FOLLOW THE VOTING INSTRUCTIONS PROVIDED TO YOU BY SUCH BROKER OR NOMINEE, WHICH MAY INCLUDE AN OPTION INSTRUCT THE BROKER OR NOMINEE BY TELEPHONE ON HOW TO VOTE.

YOU SHOULD FOLLOW THE VOTING INSTRUCTIONS PROVIDED BY YOUR BROKER OR NOMINEE. COMPLETION AND RETURN OF A FORM OF PROXY WILL NOT PRECLUDE REGISTERED HOLDERS OF SCHEME SHARES FROM ATTENDING THE MEETING AND VOTING IN PERSON SHOULD THEY WISH TO DO SO.

Dated [—], 2016

A&L Goodbody

International Financial Services Centre

North Wall Quay

Dublin 1

Ireland

Solicitors for Global Indemnity Public Limited Company

NOTES FOR HOLDERS OF SCHEME SHARES AS OF THE VOTING RECORD TIME AND FOR

INFORMATION PURPOSES ONLY FOR DTC HOLDERS

1. Total voting rights

At [●], 2016, being the latest practicable date prior to the publication of this Notice of Shareholder Scheme Meeting, the issued share capital of Global Indemnity Public Limited Company (“GBLI” or the “Company”) consisted of [●] ordinary shares (comprised of [●] A ordinary shares and [●] B ordinary shares). The A ordinary shares and the B ordinary shares for the purpose of the Scheme Shareholder Meeting carry one vote each. Therefore, the total number of voting rights of GBLI at [●], 2016, was [●]. The approval required at the Shareholder Scheme Meeting is a majority in number of the registered holders of ordinary shares in the Company, as of the Voting Record Time, who attend and vote at the meeting in person or by proxy, representing 75 percent or more of the ordinary shares in the Company voted at the meeting.

2. Participating in the Shareholder Scheme Meeting

Every holder of Scheme Shares as of the Voting Record Time, irrespective of how many Scheme Shares they hold, has the right to attend, speak and ask questions relating to the agenda and to vote at the Shareholder Scheme Meeting. Completion of a BLUE Form of Proxy will not affect your right to attend, speak, ask questions relating to the agenda and vote at the Shareholder Scheme Meeting in person. Changes in the Register after that time will be disregarded in determining the right of any person to attend and/or vote at the meeting.

3. Proceedings at the meeting

The Shareholder Scheme Meeting will be held in accordance with the procedures stipulated by GBLI’s Constitution mutatis mutandis.

4. Appointment of proxy

If you cannot attend the Shareholder Scheme Meeting in person, you may appoint a proxy (or proxies) to attend, speak, ask questions relating to the agenda and vote on your behalf. For this purpose a personalised BLUE Form of Proxy is sent to each registered shareholder. Any shareholder entitled to attend and vote at the Shareholder Scheme Meeting is entitled to appoint one or more proxies to attend, speak and vote on his/her behalf. A proxy need not be a shareholder of GBLI. You may appoint the Chairman of the Shareholder Scheme Meeting or another individual as your proxy. You may appoint any person as your proxy and it is not a requirement that this person be a shareholder of GBLI. The enclosed proxy card designates Stephen Ries or, failing her/him, Thomas McGeehan to vote your GBLI ordinary shares in accordance with the voting instructions you indicate in your proxy at each of the shareholder meetings. If you wish to appoint another person as your proxy, you can complete the details of your proxy in the table provided in the BLUE Form of Proxy and, if you wish, the name of a second person to act as your proxy if the first named person does not do so. You may appoint a proxy by completing your BLUE Form of Proxy, making sure to sign and date the form at the bottom and returning it in the pre-paid envelope provided to the registered office of the Company, being 25/28 North Wall Quay, Dublin 1, Ireland (ref MJW/JGG). This may be done by sending the BLUE form of proxy in the pre-paid envelope that is enclosed with your proxy materials to Georgeson LLC, PO. Box [    ], Jersey City, New Jersey, who will then deposit the BLUE form of proxy at the registered office of the Company]. BLUE Forms of Proxy, to be valid, must reach GBLI’s registered office not later than [●] a.m. / p.m. (Irish time) on [●] 2016.

If you appoint the people named above or another person as a proxy to vote on your behalf, please make sure to indicate how you wish your votes to be cast by ticking the relevant boxes on your BLUE Form of Proxy. If you do not indicate how you wish your proxy to vote (or where additional resolutions or procedural matters are put to the meeting) your proxy may vote or abstain as he or she sees fit. Completing and returning a BLUE Form of Proxy will not preclude you from attending and voting at the Shareholder Scheme Meeting should you so wish.

5. How to exercise your voting rights

As a holder of Ordinary Shares as of the Voting Record Date, you have several ways to exercise your right to vote:

5.1. By attending the Scheme Shareholder Meeting in person; or

5.2. By appointing the Chairman or another person as a proxy to vote on your behalf.

In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other registered holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members.

6. How to request/inspect documentation relating to the Shareholder Scheme Meeting

The proxy statement incorporating this Notice of the Scheme Shareholder Meeting was issued on [●], 2016. These documents are also available on GBLI’s website, www.globalindemnity.ie.

Should you wish to be sent copies of documents relating to the Scheme Shareholder Meeting, you may request this by telephoning GBLI’s Registrar on [●] or by writing to GBLI’s Company Secretary at the address set out above.

The Memorandum and Articles of Association of GBLI may be inspected during normal business hours on any normal working day at the registered office of GBLI, [●] up to and including the date of the Scheme Shareholder Meeting and at the Scheme Shareholder Meeting itself.

ANNEX E

NOTICE OF THE EXTRAORDINARY GENERAL MEETING OF THE HOLDERS OF GLOBAL

INDEMNITY PLC SHARES

GLOBAL INDEMNITY PUBLIC LIMITED COMPANY

Registered in Ireland

No. 481805

[    ]

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

IN THE MATTER OF GLOBAL INDEMNITY PUBLIC LIMITED COMPANY

– and –

IN THE MATTER OF THE COMPANIES ACTS 2014

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (“EGM”) of Global Indemnity Public Limited Company (the “Company” or “GBLI”) will be held at 25/28 North Wall Quay, Dublin 1 on [●] at [●] a.m. / p.m. (Irish time) (or, if later, as soon as possible after the conclusion or adjournment of the Shareholder Scheme Meeting (as defined in the Scheme of Arrangement which is included in the document of which this Notice forms part)) for the purpose of considering and, if thought fit, passing the following resolutions of which Resolutions 4, 5 and 8 will be proposed as ordinary resolutions and Resolutions 1, 2, 3, 6 and 7 as special resolutions, each of which relates to a Scheme of Arrangement pursuant to Sections 449 to 455 of the Companies Act 2014 proposed to be made between the Company and the holders of the Scheme Shares (as defined in the Scheme of Arrangement):

1. Special Resolution: Approval of Scheme of Arrangement

THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman thereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be and is hereby approved and that the directors of the Company be and are hereby authorized to take such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.

2. Special Resolution: Cancellation of GBLI Shares pursuant to the Scheme of Arrangement

THAT subject to (i) the passing of Resolution 1 (approval of the Scheme of Arrangement); (ii) the confirmation of the High Court of Ireland pursuant to Sections 84 and 85 of the Companies Act 2014; and (iii) the passing by the requisite majority of the resolution (approval of the Scheme of Arrangement) proposed at the Shareholder Scheme Meeting convened for today’s date, the issued share capital of the Company be reduced by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) but without thereby reducing the authorised share capital of the Company.

3. Special Resolution: Share Acquisition

THAT, the acquisition by Global Indemnity Limited of [one] ordinary [share] of US$0.001 in the capital of the Company, on the terms set out in a form of written contract for purchase (a copy of which has been produced to this meeting and for the purposes of identification, signed by the chairman thereof), be and is hereby approved, provided that the authority granted by such approval shall expire on the date falling eighteen months following the date on which this resolution is passed unless previously varied, revoked or renewed by a special resolution.

4. Ordinary Resolution: Directors’ Authority to Allot Securities

THAT, subject to and forthwith upon the reduction of capital referred to at Resolution 2 ([the Capital Reduction Proposal]) taking effect, the directors of the Company be and are hereby generally and unconditionally authorized pursuant to and in accordance with Section 1021 of the Companies Act 2014 to allot and issue [New GBLI] Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) provided that (i) this authority will expire on [●], 20[●], (ii) the maximum aggregate number of shares that may be allotted hereunder shall be an amount equal to the number of the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) and (iii) this authority shall be without prejudice to any other authority under the said Section 1021 (or any predecessor legislation thereto) previously granted before the date on which this resolution is passed.

5. Ordinary Resolution: Application of Reserves

THAT, subject to and forthwith upon the reduction of capital referred to at Resolution 2 (the Capital Reduction Proposal) taking effect, and notwithstanding anything contained in Section 1022 of the Companies Act 2014, the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) be applied in paying up in full at par such number of New GBLI Shares, (as defined in the Scheme of Arrangement referred to at Resolution 1) as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 2 above, such New GBLI Shares to be allotted and issued to Global Indemnity Limited and/or its nominees credited as fully paid up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

6. Special Resolution: Amendment to Memorandum of Association

THAT, with effect from the passing of this resolution, the Memorandum of Association of the Company be amended by adding the following new paragraph 37:

“To enter into any scheme of arrangement with its creditors or members or any class of them pursuant to Sections 449 to 455 of the Companies Act 2014.”

7. Special Resolution: Amendment to Articles of Association

THAT, with effect from the passing of this resolution, the Articles of Association of the Company be amended by adding the following new Article 141:

“141	SCHEME OF ARRANGEMENT

(a)	In these Articles, the Scheme means the scheme of arrangement between the Company and the holders of the A ordinary shares and the B ordinary shares in the capital of the Company (“ordinary shares”) dated [●], 2016 under Sections 449 to 455 of the Companies Act 2014 in its original form or with or subject to any modifications, additions or conditions as may be approved or imposed by the Court and expressions defined in the Scheme and (if not so defined) in the document constituting the scheme circular circulated with the Scheme under Section 452 of the Companies Act 2014 shall have the same meanings in this Article.

(b)	Notwithstanding any other provisions of these Articles, if the Company allots and issues any ordinary shares (other than to Global Indemnity Limited or its nominees) on or after the adoption of this Article and prior to the Cancellation Record Time such ordinary shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those ordinary shares shall be bound by the Scheme accordingly.

(c)

Notwithstanding any other provision of these Articles, if any new ordinary shares are allotted or issued to any person (a “new member”) (other than under the Scheme or to Global Indemnity Limited or its nominees) (i) on or after the Cancellation Record Time or (ii) otherwise, after the adoption of this Article in any circumstances in which neither the Scheme nor Article 141(b) above applies, Global Indemnity Limited may, provided that the Scheme has become effective, have such ordinary shares transferred immediately, free of all encumbrances, to Global Indemnity Limited and/or its nominee(s) in consideration of the issue by Global Indemnity Limited to the new member of the number of common shares of US$0.0001 each in the capital of Global Indemnity Limited to which the new member would have been entitled under the Scheme had such ordinary shares transferred to Global Indemnity Limited hereunder been Cancellation Shares at the Cancellation Record Time.

(d)	In order to give effect to any such transfer required by this Article 141, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney for, the new member in favour of Global Indemnity Limited and/or its nominee(s). Pending the registration of Global Indemnity Limited as a holder of any ordinary share to be transferred under this Article 141, the new member shall not be entitled to exercise any rights attaching to any such ordinary share unless so agreed by Global Indemnity Limited and Global Indemnity Limited shall be irrevocably empowered to appoint a person nominated by the Directors of Global Indemnity Limited to act as attorney or agent on behalf of any holder or holders of that ordinary share in accordance with any directions Global Indemnity Limited may give in relation to any dealings with or disposal of that ordinary share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder or holders of that ordinary share must exercise all rights attaching to it in accordance with the directions of Global Indemnity Limited. The Company shall not be obliged to issue a certificate to the new member for any such ordinary share.

(e)	No right of pre-emption granted to any holder or holders of ordinary shares nor to any other person whatsoever shall apply to the allotment or issue of ordinary shares pursuant to the Scheme of Arrangement and, in accordance with Section 1023(3) of that Act, Section 1022 of the Companies Act 2014 shall not apply to that allotment.”

8. Ordinary Resolution: Adjournment of the EGM

That any motion by the Chairman to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme of Arrangement, or the other resolutions set out above, be approved.

By order of the Board of Global Indemnity Public Limited Company

IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BROKER OR NOMINEE, PLEASE FOLLOW THE VOTING INSTRUCTIONS PROVIDED TO YOU BY SUCH BROKER OR NOMINEE, WHICH MAY INCLUDE AN OPTION INSTRUCT THE BROKER OR NOMINEE BY TELEPHONE ON HOW TO VOTE.

YOU SHOULD FOLLOW THE VOTING INSTRUCTIONS PROVIDED BY YOUR BROKER OR NOMINEE. COMPLETION AND RETURN OF A FORM OF PROXY WILL NOT PRECLUDE REGISTERED HOLDERS OF SCHEME SHARES FROM ATTENDING THE MEETING AND VOTING IN PERSON SHOULD THEY WISH TO DO SO.

A&L Goodbody

International Financial Services Centre

North Wall Quay

Dublin 1

Ireland

Solicitors for Global Indemnity Public Limited Company

NOTES FOR HOLDERS OF ORDINARY SHARES AS OF THE VOTING RECORD TIME AND FOR

INFORMATION PURPOSES ONLY FOR DTC HOLDERS

1. Total voting rights

At [●], 2016, being the latest practicable date prior to the publication of this Notice of EGM, the issued share capital of Global indemnity Public Limited Company (“GBLI” or the “Company”) consisted of [●] A ordinary shares and [●] B ordinary shares. The A ordinary shares carry one vote each and the B ordinary shares carry 10 votes each. Therefore, the total number of voting rights of GBLI at [●], 2016, was [●]. An ordinary resolution is a resolution passed by a simple majority of the members present and voting at a shareholders’ meeting. A special resolution is a resolution passed by at least 75% of votes cast by members present and voting in person or by proxy at a shareholders’ meeting.

2. Participating in the EGM

Every holder of ordinary shares as of the Voting Record Time, irrespective of how many ordinary shares they hold, has the right to attend, speak, and ask questions relating to the agenda and to vote at the EGM. Completion of a WHITE Form of Proxy shall not affect your right to attend, speak, ask questions relating to the agenda and vote at the EGM in person. Changes in the Register after the Voting Record Time will be disregarded in determining the right of any person to attend and/or vote at the meeting.

3. Appointment of proxy

If you cannot attend the EGM in person, you may appoint a proxy (or proxies) to attend, speak, ask questions relating to the agenda and vote on your behalf. For this purpose a personalised WHITE Form of Proxy is sent to each registered shareholder. Any shareholder entitled to attend and vote at the EGM is entitled to appoint one or more proxies to attend, speak and vote on his/her behalf. A proxy need not be a shareholder of GBLI. You may appoint the Chairman of the EGM or another individual as your proxy. You may appoint any person as your proxy and it is not a requirement that this person be a shareholder of GBLI. The enclosed proxy card designates Stephen Ries or, failing him, Thomas McGeehan to vote your GBLI ordinary shares in accordance with the voting instructions you indicate in your proxy at each of the shareholder meetings. If you wish to appoint another person as your proxy, you can complete the details of your proxy in the table provided in the WHITE Form of Proxy and, if you wish, the name of a second person to act as your proxy if the first named person does not do so. You may appoint a proxy by completing your WHITE Form of Proxy, making sure to sign and date the form at the bottom and returning it in the pre-paid envelope provided to the registered office of the Company, being 25/28 North Wall Quay, Dublin 1, Ireland (ref MJW/JGG). This may be done by sending the WHITE form of proxy in the pre-paid envelope that is enclosed with your proxy materials to Georgeson LLC, P.O. Box [    ], Jersey City, New Jersey who will then deposit the WHITE form of proxy at the registered office of the Company] Forms of Proxy, to be valid, must reach GBLI’s registered office, [●] not later than [●] a.m. / p.m. (Irish time) on [●] 2016.

If you appoint the people named above or another person as a proxy to vote on your behalf, please make sure to indicate how you wish your votes to be cast by ticking the relevant boxes on your WHITE Form of Proxy. If you do not indicate how you wish your proxy to vote (or where additional resolutions or procedural matters are put to the meeting) your proxy may vote or abstain as he or she sees fit. Completing and returning a WHITE Form of Proxy will not preclude you from attending and voting at the EGM should you so wish.

4. How to exercise your voting rights

As a holder of Ordinary Shares as of the Voting Record Date, you have several ways to exercise your right to vote:

4.1. By attending the EGM in person; or

4.2. By appointing the Chairman or another person as a proxy to vote on your behalf.

In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other registered holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members.

5. How to request/inspect documentation relating to the EGM

The proxy statement incorporating this Notice of the EGM were issued on [●], 2016. These documents are also available on GBLI’s website, www.globalindemnity.ie.

Should you wish to be sent copies of documents relating to the EGM, you may request this by telephoning GBLI’s Registrar on [●] or by writing to GBLI’s Company Secretary at the address set out above.

The Memorandum and Articles of Association of GBLI may be inspected during normal business hours on any normal working day at the registered office of GBLI, [●] up to and including the date of the EGM and at the EGM itself.

ANNEX F

LIST OF RELEVANT TERRITORIES FOR THE PURPOSES OF IRISH DIVIDEND

WITHHOLDING TAX

Albania	Armenia	Australia
Austria	Bahrain	Belarus
Belgium	Bosnia & Herzegovina	Botswana
Bulgaria	Canada	Chile
China	Croatia	Cyprus
Czech Republic	Denmark	Egypt
Estonia	Ethiopia	Finland
France	Georgia	Germany
Greece	Hong Kong	Hungary
Iceland	India	Israel
Italy	Japan	Korea
Kuwait	Latvia	Lithuania
Luxembourg	Macedonia	Malaysia
Malta	Mexico	Moldova
Montenegro	Morocco	The Netherlands
New Zealand	Norway	Pakistan
Panama	Poland	Portugal
Qatar	Romania	Russia
Saudi Arabia	Serbia	Singapore
Slovak Republic	Slovenia	South Africa
Spain	Sweden	Switzerland
Thailand	Turkey	Ukraine
United Arab Emirates	United Kingdom	USA
Uzbekistan	Vietnam	Zambia

F-1

ANNEX G

Dated                    2016

[                     ]

And

GLOBAL INDEMNITY LTD

SHARE PURCHASE AGREEMENT

1.	INTERPRETATION	G-3

2.	SALE AND PURCHASE OF SHARES	G-4

3.	COMPLETION	G-4

4.	FURTHER ASSURANCE	G-4

5.	ASSIGNMENT	G-4

6.	COUNTERPARTS	G-4

7.	GOVERNING LAW AND JURISDICTION	G-4

THIS AGREEMENT is dated [                ] 2016 and made between:

(1)	[ ] of [insert address] (Seller); and

(2)	Global Indemnity Limited (Purchaser),

(together the Parties and each a Party).

RECITALS

A.	The Seller is the registered holder of ordinary shares in the capital of Global Indemnity Plc. (Company).

B.	The Company is the registered holder of the entire issued share capital of the Purchaser.

C.	The Seller has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Seller, [1] [A] ordinary shares of $0.0001 each in the capital of the Company (Shares and each, a Share), subject to the terms of this Agreement.

D.	Pursuant to a special resolution at an extraordinary general meeting (EGM), the Company’s shareholders approved the form of this Agreement in accordance with section 105, section 114(3) and, to the extent applicable, section 1075 of the Companies Act 2014.

E.	The form of this Agreement has been available for inspection by the members of the Company at the registered office of the Company for not less than the period of 21 days ending with the date of the EGM.

IT IS HEREBY AGREED as follows:

1.	INTERPRETATION

1.1.	The definitions and rules of interpretation in this clause and in the Recitals (above) shall apply in this Agreement.

Business Day means a day that the banks are generally open for business in Dublin, New York and Cayman Islands;

Companies Act means the Companies Act 2014 of Ireland;

Completion means the completion of the sale and purchase of the Shares in accordance with Clause 3 and only upon the satisfaction of the conditions set out in Clause 3.3 and Clause 3.4;

Completion Date means the date of this Agreement;

Consideration means the aggregate of the Sale Share Prices for each of the Shares;

Encumbrance means any interest or equity of any person (including any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention or any other security agreement or arrangement;

Long-Stop Date means the date falling 18 months following the date of the EGM; and

Sale Share Price means the price of one ordinary share in the Company as published on Bloomberg.com at the opening of the market on the Completion Date.

1.2.	Clause headings shall not affect the interpretation of this Agreement.

1.3.	Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.

1.4.	Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

1.5.	A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality) and that person’s personal representatives, successors, successors and permitted assigns.

1.6.	A reference to a Party shall include that Party’s personal representatives and permitted assigns.

1.7.	A reference to any provision of law is a reference to that provision as amended, substituted, extended or re-enacted.

1.8.	References to clauses are to the clauses of this Agreement.

2.	SALE AND PURCHASE OF SHARES

The Seller agrees to sell, or procure the sale of, the Shares free from all Encumbrances for the Consideration and the Purchaser agrees to purchase the Shares and to pay such consideration to the Seller.

3.	COMPLETION

3.1.	Completion of the sale and purchase of the Shares shall take place on the Completion Date at [location].

3.2.	On Completion, all legal and beneficial right, title and interest in the Shares shall pass, free from all Encumbrances and together with all rights attaching or accruing to them now or in the future, to the Purchaser.

3.3.	Upon Completion, the Seller shall deliver a duly executed instrument of transfer of the Shares in favour of the Purchaser and the share certificate(s) or other evidence of title to the Shares to the Purchaser.

3.4.	Upon Completion, the Purchaser shall satisfy its obligation to pay the Consideration due in respect of the Shares by such method as agreed between the Parties or otherwise by way of electronic bank transfer for same day value to the Seller’s account.

3.5.	This Agreement shall continue until the Long-Stop Date and, unless Completion has occurred prior to the Long-Stop Date, shall automatically terminate on the Long-Stop Date or, if earlier, the date on which this Agreement is substituted or replaced by a further agreement approved by the shareholders of the Company in general meeting and in accordance with the Companies Act.

4.	FURTHER ASSURANCE

The Seller shall promptly execute and deliver such documents, perform such acts and do such things as the Purchaser may require from time to time for the purpose of giving full effect to this Agreement.

5.	ASSIGNMENT

Neither Party shall assign, transfer, mortgage, charge, declare a trust over, or deal in any other manner with any of its rights and obligations under this Agreement.

6.	COUNTERPARTS

6.1.	This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

6.2.	No counterpart shall be effective until each Party has executed and delivered at least one counterpart.

7.	GOVERNING LAW AND JURISDICTION

7.1.	This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with Irish law.

7.2.	Each Party irrevocably agrees that the courts of Ireland shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Agreement or its subject matter or formation (including non-contractual disputes or claims).

IN WITNESS whereof this Agreement has been duly executed by the Parties to it on the date set out at the beginning of this Agreement.

SIGNED by [ ]

SIGNED for and behalf of
Global Indemnity Limited

GLOBAL INDEMNITY PLC
SPECIAL MEETING INFORMATION
000004
ENDORSEMENT_LINE______________ SACKPACK_____________
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
C123456789
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Special Scheme Meeting Proxy Card
FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board recommends a vote FOR the following Proposals:
1. Scheme of Arrangement Proposal: To approve the scheme of arrangement substantially in the form attached as Annex A to the accompanying proxy statement (the “Scheme of Arrangement”), pursuant to which (i) the ordinary shares of Global Indemnity plc (“GI Ireland”) (other than GI Ireland ordinary shares held by Global Indemnity Limited (“GI Cayman”), and for the avoidance of doubt, the Deferred Shares and any Treasury Shares) will be cancelled, (ii) the reserves created on cancellation of the GI Ireland ordinary shares will be used to issue GI Ireland ordinary shares to GI Cayman and (iii) in return for such issuance of new GI Ireland ordinary shares to GI Cayman, GI Cayman will issue A ordinary shares, par value $0.0001 per share, and B ordinary shares, par value $0.0001 per share (together, the “GI Cayman ordinary shares”) to the holders of GI Ireland ordinary shares. Pursuant to the Scheme of Arrangement, each shareholder will receive one GI Cayman A ordinary share for each GI Ireland A ordinary share owned by such shareholder prior to the scheme of arrangement and one GI Cayman B ordinary share for each GI Ireland B ordinary share owned by such shareholder prior to the scheme of arrangement.
For
Against
Abstain
2. Adjournment Proposal: To approve a motion to adjourn the meeting to a later date to solicit additional proxies, at the discretion of the chairman of the meeting, if there are insufficient proxies to approve the meeting proposals at the time of the shareholder meeting.
C 1234567890 J N T
1 U P X 2 8 4 8 2 1 1
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
02E18B

A SEPARATE PROXY IS ENCLOSED FOR THE EXTRAORDINARY GENERAL MEETING.
PLEASE ENSURE THAT YOU VOTE BOTH PROXIES.
FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — Global Indemnity plc
GLOBAL INDEMNITY PLC
FORM OF PROXY
THIS PROXY FOR THE SPECIAL SCHEME MEETING
IS SOLICITED BY THE BOARD OF DIRECTORS OF GLOBAL INDEMNITY PLC
Stephen W. Ries or Thomas M. McGeehan each of c/o Global Indemnity plc, 25/28 North Wall Quay, Dublin 1, Ireland (or either of them) or, if the below table is completed, the person(s) named in the first column of the following table with an address as set out in the second column of the following table:
Name of Proxy
Address of Proxy
(if you choose to appoint alternative proxies, please complete the above table with the name and address of such proxies. In default of such completion, Stephen W. Ries or Thomas M. McGeehan or either of them shall be your proxies)
each with the power of substitution, are hereby appointed, as proxies, to attend, speak and vote on behalf of the undersigned as designated on the reverse side, all of the ordinary shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Scheme Meeting of Ordinary Shareholders of Global Indemnity plc to be held on [    ], 2016 at 25/28 North Wall Quay, Dublin 1 Ireland at [    ] [a.m. / p.m.] Irish time or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 of the proxy statement and the Adjournment Proposal. This proxy will revoke any previously executed proxy granted with respect to the 2016 Special Scheme Meeting.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)
BAuthorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.
Signature 1 — Please keep signature within the box.
Signature 2 — Please keep signature within the box.

GLOBAL INDEMNITY PLC
C123456789
EXTRAORDINARY GENERAL MEETING INFORMATION 000004
ENDORSEMENT_LINE______________ SACKPACK_____________
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Extraordinary General Meeting Proxy Card
FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board recommends a vote FOR the following Proposals:
For Against Abstain
1. EGM Scheme of Arrangement Proposal: If the Scheme of Arrangement Proposal is approved, to approve at the extraordinary general meeting the Scheme of Arrangement by and on behalf of Global Indemnity plc (“GI Ireland”).
2. Capital Reduction Proposal: If the Scheme of Arrangement Proposal is approved, to approve a reduction of capital of GI Ireland under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect the cancellation of GI Ireland ordinary shares contemplated by the Scheme of Arrangement.
3. Share Acquisition Proposal: If the Scheme of Arrangement Proposal is approved, to approve the terms of the acquisition of GI Ireland ordinary shares by GI Cayman, in connection with the Scheme of Arrangement.
4. Directors’ Allotment Authority Proposal: If the Scheme of Arrangement Proposal is approved, to approve the authorization of the directors of GI Ireland to allot ordinary shares in GI Ireland to GI Cayman up to an amount equal to the nominal value of the ordinary shares cancelled in connection with the Scheme of Arrangement.
5. Ireland Reserve Application Proposal: If the Scheme of Arrangement Proposal is approved, to approve the application by GI Ireland of a reserve credit, arising on its books of account as a result of the cancellation of ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the ordinary shares allotted to GI Cayman in connection with the Scheme of Arrangement.
For Against Abstain
6. Ireland Memorandum Amendment Proposal: If the Scheme of Arrangement Proposal is approved, to approve an amendment to the memorandum of association of GI Ireland to grant GI Ireland a new object enabling it to enter into the Scheme of Arrangement.
7. Ireland Articles Amendment Proposal: If the Scheme of Arrangement Proposal is approved, to approve an amendment to the articles of association of GI Ireland to (1) provide that the allotment or issue of all ordinary shares in GI Ireland on or after the amendment to the articles of association and before the Cancellation Record Time (as defined below) will be subject to the Scheme of Arrangement; (2) allow GI Cayman to transfer to itself, or to any person on its behalf, any ordinary shares in GI Ireland allotted or issued to any person on or after 5:00 p.m. (Eastern Standard Time) and 10:00 p.m. (Irish time) on the day before the hearing at which the Scheme of Arrangement is sanctioned (the “Cancellation Record Time”), or otherwise issued after the amendment to the articles of association of GI Ireland that are not subject to the Scheme of Arrangement; (3) allow GI Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above and GI Cayman to appoint an attorney to exercise rights attached to those shares; and (4) disapply rights of pre-emption to ordinary shares in GI Ireland allotted or issued pursuant to the Scheme of Arrangement.
8. Adjournment Proposal: To approve a motion to adjourn the meeting to a later date to solicit additional proxies, at the discretion of the chairman of the meeting, if there are insufficient proxies to approve the meeting proposals at the time of the shareholder meeting.
C 1234567890 J N T
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1 U P X 2 8 4 8 2 1 3
02E1AB

A SEPARATE PROXY IS ENCLOSED FOR THE SPECIAL GENERAL MEETING.
PLEASE ENSURE THAT YOU VOTE BOTH PROXIES.
FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — Global Indemnity plc
GLOBAL INDEMNITY PLC
FORM OF PROXY
THIS PROXY FOR THE EXTRAORDINARY GENERAL MEETING
IS SOLICITED BY THE BOARD OF DIRECTORS OF GLOBAL INDEMNITY PLC
Stephen W. Ries or Thomas M. McGeehan each of c/o Global Indemnity plc, 25/28 North Wall Quay, Dublin 1, Ireland (or either of them) or, if the below table is completed, the person(s) named in the first column of the following table with an address as set out in the second column of the following table:
Name of Proxy                 Address of Proxy
(if you choose to appoint alternative proxies, please complete the above table with the name and address of such proxies. In default of such completion, Stephen W. Ries or Thomas M. McGeehan or either of them shall be your proxies)
each with the power of substitution, are hereby appointed, as proxies, to attend, speak and vote on behalf of the undersigned as designated on the reverse side, all of the ordinary shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Extraordinary General Meeting of Ordinary Shareholders of Global Indemnity plc to be held on June 23, 2016 at 25/28 North Wall Quay, Dublin 1 Ireland at [    ] [a.m. / p.m.] Irish time or at any postponement or adjournment thereof
Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 2, 3, 4, 5, 6, 7 and 8 of the proxy statement and the Adjournment Proposal. This proxy will revoke any previously executed proxy granted with respect to the 2016 Extraordinary General Meeting.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.
Signature 1 — Please keep signature within the box.
Signature 2 — Please keep signature within the box.